ITEM1. REPORT TO SHAREHOLDERS

Allianz Multi-Strategy Funds

Semiannual Report

MAY 31, 2009

Share Classes

Institutional

Administrative

BLEND STOCK FUND

Allianz RCM Disciplined Equity Fund

GLOBAL STOCK FUND

Allianz RCM All Horizons Fund

INTERNATIONAL STOCK FUNDS

Allianz NACM International Growth Fund

Allianz RCM International Opportunities Fund

SECTOR-RELATED STOCK FUNDS

Allianz RCM Global EcoTrendsSM Fund

Allianz RCM Global Water Fund

ALTERNATIVE STRATEGIES

Allianz NACM Global Equity 130/30 Fund

TARGET DATE FUNDS

Allianz Global Investors Solutions 2015 Fund

Allianz Global Investors Solutions 2020 Fund

Allianz Global Investors Solutions 2030 Fund

Allianz Global Investors Solutions 2040 Fund

Allianz Global Investors Solutions 2050 Fund

TARGET RISK FUNDS

Allianz Global Investors Solutions Growth Allocation Fund

Allianz Global Investors Solutions Retirement Income Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Multi-Strategy Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Benchmark Descriptions		34
Schedules of Investments		35
Statements of Assets and Liabilities		50
Statements of Operations		54
Statements of Changes in Net Assets		56
Financial Highlights		60
Notes to Financial Statements		76
Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements		95

FUND	Fund Summary	Schedule of Investments

Allianz Global Investors Solutions 2015 Fund	6	35
Allianz Global Investors Solutions 2020 Fund	8	36
Allianz Global Investors Solutions 2030 Fund	10	37
Allianz Global Investors Solutions 2040 Fund	12	38
Allianz Global Investors Solutions 2050 Fund	14	39
Allianz Global Investors Solutions Growth Allocation Fund	16	40
Allianz Global Investors Solutions Retirement Income Fund	18	41
Allianz NACM Global Equity 130/30 Fund	20	42
Allianz NACM International Growth Fund	22	43
Allianz RCM All Horizons Fund	24	44
Allianz RCM Disciplined Equity Fund	26	45
Allianz RCM Global EcoTrendsSM Fund	28	46
Allianz RCM Global Water Fund	30	47
Allianz RCM International Opportunities Fund	32	48

2	Allianz Multi-Strategy Funds

President’s Letter

Dear Shareholder:

Please find enclosed the semiannual report for the Allianz Multi-Strategy Funds (the “Funds”) for the fiscal six-month period ended May 31, 2009.

An improving economic outlook, greater liquidity and attractive return potential relative to low-yielding government bonds contributed to sustained advances for stocks and corporate bonds during the reporting period. Stock indexes turned upward in March after months of steep declines. U.S. stocks, as represented by the Standard & Poor’s 500 Index posted a 4.05% return for the six-month reporting period. The MSCI World Index of global stocks posted a 10.26% return, as measured in U.S. dollar terms. Corporate bonds, as represented by the Barclays Capital Investment Grade Credit Index, returned 10.89%, outperforming both the 0.29% return for government bonds, represented by the Barclays Capital Government Bond Index, and the 5.10% return for the Barclays Capital U.S. Aggregate Index, a broad market measure of government and corporate debt securities.

The Federal Reserve (the “Fed”) sought to inject liquidity into the economy through several initiatives during the six-month period. The Federal Funds rate, the key target rate on loans between member banks, was reduced to the record-low target range of zero-to 0.25%. The Fed also engaged in quantitative easing, purchasing significant amounts of securities from banks in order to add to the supply of cash available for lending.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at
1-800-426-0107 (Class A, C, D and R shares) or 1-800-498-5413 (Institutional, Administrative and Class P shares). In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC and Allianz Global Investors Solutions LLC, the Funds’ sub-advisers, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

E. Blake Moore, Jr.

President & CEO

July 15, 2009

Semiannual Report	May 31, 2009	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, C, D, R, P, Institutional and Administrative) is one of the Fund’s oldest share classes. The oldest share class for Allianz RCM Global EcoTrendsSM Fund is the A share class, and the C, D, P, and Institutional Class shares were first offered in 9/08. Prior to this date, the Fund was a closed-end interval fund. The oldest share classes for Allianz RCM Global Water Fund are A, C, D, and P, and the Institutional Class shares were first offered in 7/08. The oldest share class for Allianz NACM International Growth Fund is the Institutional share class and the A, C, D, P and R share classes were first offered in 2/09. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year or, in the case of certain Funds, in the first 18 months. Class D shares are continuously offered through financial service firms, such as broker-dealers or registered investment advisers. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries.

Investment products may be subject to various risks as described in the applicable prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, IPO risk, non-U.S. investment risk and focused investment risk. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. To the extent a Fund invests in derivatives (including short sales), it could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies and IPOs may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Concentrating investments in individual sectors or related groups of sectors, such as in water-related sectors or in “eco-sectors” (eco-energy, pollution control, and clean water), may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to the applicable prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Proxy Voting

The Funds’ Investment Manager and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Sub-Advisers will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Advisers may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the Securities and Exchange Commission (“SEC”) on form N-Q for the first and third quarters of its fiscal year, which is available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q is available without charge, upon request, by calling the Trust at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4	Allianz Multi-Strategy Funds

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 12/1/08 to 5/31/09.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

All the information on the Fund Summary pages including Total Return, Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-888-877-4626.

Semiannual Report	May 31, 2009	5

Allianz Global Investors Solutions 2015 Fund

(Unaudited)

Portfolio Insights

•  Allianz Global Investors Solutions 2015 Fund seeks capital growth and current income consistent with a 2015 retirement target-date by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

•  From its inception on December 29, 2008, through May 31, 2009, the Fund held overweight positions in defensive and fixed-income assets and underweight positions in non-U.S. equities, real estate, and commodities relative to its benchmark, the Dow Jones Real Return 2015 Index. The Fund also held overweight positions in small-capitalization stocks and stocks in emerging-market countries during the reporting period.

•  The Fund’s performance relative to its benchmark was largely due to the outperformance of its fixed-income and the equity-income holdings during the period. In particular, PIMCO Real Return Fund, PIMCO Total Return Fund, and PIMCO Short-term Fund, and Allianz NACM Income and Growth Fund contributed to the Fund’s performance. In equities, Allianz RCM Disciplined Equity Fund was a significant contributor to relative performance. Asset-allocation overweighting in small-capitalization stocks and stocks in emerging-market countries also contributed to the Funds relative performance during the period.

•  At the end of the reporting period, the Fund was positioned in approximately 66% defensive and 34% return-generating holdings, which is the glide path allocation in its 2015 portfolio. For the 34% of the portfolio exposed to return-generating assets, the greatest relative exposure relative to the benchmark was global fixed-income, which we believed offered the portfolio the combination of wide spreads yet allowed downside protection during a transition period of unknown length as the global economy recovers. When the global economy does exhibit sustained signs of recovery, we will likely look to increase the Fund’s exposure to global equities and real-return assets within its portfolio of return-generating assets.

Cumulative Total Return for the period ended May 31, 2009

Fund Inception† (12/29/08)

Allianz Global Investors Solutions 2015 Fund Class A	8.27%

Allianz Global Investors Solutions 2015 Fund Class A (adjusted)	2.31%

Allianz Global Investors Solutions 2015 Fund Class C	7.87%

Allianz Global Investors Solutions 2015 Fund Class C (adjusted)	6.87%

Allianz Global Investors Solutions 2015 Fund Class D	8.33%

Allianz Global Investors Solutions 2015 Fund Institutional Class	8.47%

Allianz Global Investors Solutions 2015 Fund Administrative Class	8.33%

Allianz Global Investors Solutions 2015 Fund Class R	8.20%

Allianz Global Investors Solutions 2015 Fund Class P	8.40%

Dow Jones Real Return Target Date (DJ RR 2015) Index	6.73%

Lipper Mixed-Asset Target 2015 Fund Average	6.35%

† The Fund began operations on 12/29/08. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 4 and 5 for more information. The Fund’s gross expense ratios are 3.80% for Class A shares, 4.55% for Class C shares, 3.80% for Class D shares, 4.05% for Class R shares, 3.54% for Class P shares, 3.44% for Institutional Class shares and 3.69% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 11/30/09. The Fund’s expense ratios net of this reduction are 1.22% for Class A shares, 1.97% for Class C shares, 1.22% for Class D shares, 1.47% for Class R shares, 1.02% for Class P shares, 0.92% for Institutional Class shares and 1.17% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated May 4, 2009, as supplemented to date.

6	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2015 Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Fund Allocation

PIMCO Real Return	23.8%
PIMCO Total Return	16.6%
PIMCO Short-Term	13.5%
PIMCO Income	8.2%
Allianz NACM Income & Growth	6.6%
PIMCO Investment Grade Corporate Bond	5.0%
PIMCO Commodity RealReturn Strategy	4.6%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	2.9%
Other	18.0%
Cash & Equivalents — Net	0.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (12/29/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (05/31/09)	$1,082.70	$1,078.70	$1,083.30	$1,082.00	$1,084.00	$1,084.70	$1,083.30

Expenses Paid During Period	$2.18	$5.45	$2.18	$3.27	$1.31	$0.87	$1.96

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/09)	$1,022.44	$1,018.70	$1,022.44	$1,021.19	$1,023.44	$1,023.93	$1,022.69
Expenses Paid During Period	$2.52	$6.29	$2.52	$3.78	$1.51	$1.01	$2.27

The Fund commenced operations on December 29, 2008. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the half-year period beginning December 1, 2008. For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.50% for Class A, 1.25% for Class C, 0.50% for Class D, 0.75% for Class R, 0.30% for Class P, 0.20% for Institutional Class and 0.45% for Administrative Class), multiplied by the average account value over the period, multiplied by 153/365 for the Actual expense example and 182/365 for the Hypothetical expense example. The expense ratio excludes the expenses of the underlying Funds, which based upon the allocation of the Fund’s assets among the underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2009	7

Allianz Global Investors Solutions 2020 Fund

(Unaudited)

Portfolio Insights

•  Allianz Global Investors Solutions 2020 Fund seeks capital growth and current income consistent with a 2020 retirement target-date by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

•  From its inception on December 29, 2008, through May 31, 2009, the Fund held overweight positions in defensive and fixed-income assets and underweight positions in non-U.S. equities, real estate, and commodities relative to its benchmark, the Dow Jones Real Return 2020 Index. The Fund also held overweight positions in small-capitalization stocks and stocks in emerging-market countries during the reporting period.

•  The Fund’s performance relative to its benchmark was largely due to the outperformance of its fixed-income and the equity-income holdings during the period. In particular, PIMCO Real Return Fund, PIMCO Total Return Fund, and PIMCO Short-term Fund, and Allianz NACM Income and Growth Fund contributed to the Fund’s performance. In equities, Allianz RCM Disciplined Equity Fund was a significant contributor to relative performance. Asset-allocation overweighting in small-capitalization stocks and stocks in emerging-market countries also contributed to the Funds relative performance during the period.

•  At the end of the reporting period, the Fund was positioned in approximately 60% defensive and 40% return-generating holdings, which is the glide path allocation in its 2020 portfolio. For the 40% of the portfolio exposed to return-generating assets, the greatest exposure relative to the benchmark was global fixed-income, which we believed offered the portfolio the combination of wide spreads yet allowed downside protection during a transition period of unknown length as the global economy recovers. When the global economy does exhibit sustained signs of recovery, we will likely look to increase the Fund’s exposure to global equities and real-return assets within its portfolio of return-generating assets.

Cumulative Total Return for the period ended May 31, 2009

Fund Inception† (12/29/08)

Allianz Global Investors Solutions 2020 Fund Class A	8.47%

Allianz Global Investors Solutions 2020 Fund Class A (adjusted)	2.50%

Allianz Global Investors Solutions 2020 Fund Class C	8.13%

Allianz Global Investors Solutions 2020 Fund Class C (adjusted)	7.13%

Allianz Global Investors Solutions 2020 Fund Class D	8.47%

Allianz Global Investors Solutions 2020 Fund Institutional Class	8.60%

Allianz Global Investors Solutions 2020 Fund Administrative Class	8.47%

Allianz Global Investors Solutions 2020 Fund Class R	8.33%

Allianz Global Investors Solutions 2020 Fund Class P	8.53%

Dow Jones Real Return Target Date (DJ RR 2020) Index	6.97%

Lipper Mixed-Asset Target 2020 Fund Average	6.37%

† The Fund began operations on 12/29/08. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 4 and 5 for more information. The Fund’s gross expense ratios are 3.81% for Class A shares, 4.55% for Class C shares, 3.81% for Class D shares, 4.06% for Class R shares, 3.55% for Class P shares, 3.45% for Institutional Class shares and 3.70% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 11/30/09. The Fund’s expense ratios net of this reduction are 1.26% for Class A shares, 2.01% for Class C shares, 1.26% for Class D shares, 1.51% for Class R shares, 1.06% for Class P shares, 0.96% for Institutional Class shares and 1.21% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated May 4, 2009, as supplemented to date.

8	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2020 Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Fund Allocation

PIMCO Total Return	25.6%
PIMCO Real Return	17.7%
PIMCO Income	7.3%
PIMCO Short-Term	5.9%
Allianz NACM Income & Growth	5.6%
PIMCO Investment Grade Corporate Bond	5.0%
PIMCO Commodity RealReturn Strategy	4.4%
Allianz NFJ Dividend Value	3.7%
Other	24.5%
Cash & Equivalents — Net	0.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (12/29/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (05/31/09)	$1,084.70	$1,081.30	$1,084.70	$1,083.30	$1,085.30	$1,086.00	$1,084.70

Expenses Paid During Period	$2.32	$5.58	$2.32	$3.41	$1.44	$1.01	$2.10

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/09)	$1,022.29	$1,018.55	$1,022.29	$1,021.04	$1,023.29	$1,023.78	$1,022.54
Expenses Paid During Period	$2.67	$6.44	$2.67	$3.93	$1.66	$1.16	$2.42

The Fund commenced operations on December 29, 2008. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the half-year period beginning December 1, 2008. For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.53% for Class A, 1.28% for Class C, 0.53% for Class D, 0.78% for Class R, 0.33% for Class P, 0.23% for Institutional Class and 0.48% for Administrative Class), multiplied by the average account value over the period, multiplied by 153/365 for the Actual expense example and 182/365 for the Hypothetical expense example. The expense ratio excludes the expenses of the underlying Funds, which based upon the allocation of the Fund’s assets among the underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2009	9

Allianz Global Investors Solutions 2030 Fund

(Unaudited)

Portfolio Insights

•  Allianz Global Investors Solutions 2030 Fund seeks capital growth and current income consistent with a 2030 retirement target-date by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

•  From its inception on December 29, 2008, through May 31, 2009, the Fund held overweight positions in defensive and fixed-income assets and underweight positions in non-U.S. equities, real estate, and commodities relative to its benchmark, the Dow Jones Real Return 2030 Index. The Fund also held overweight positions in small-capitalization stocks and stocks in emerging-market countries during the reporting period.

•  The Fund’s performance relative to its benchmark was largely due to the outperformance of its fixed-income and the equity-income holdings during the period. In particular, PIMCO Real Return Fund and PIMCO Total Return Fund, and the Allianz NACM Income and Growth Fund contributed to relative performance. In equities, Allianz RCM Disciplined Equity Fund was a significant contributor to relative performance. Asset-allocation overweighting in convertible bonds, emerging market bonds, small-capitalization stocks and stocks in emerging-market countries also contributed to the Funds relative performance during the period.

•  At the end of the reporting period, the Fund was positioned in approximately 30% defensive and 70% return-generating holdings, which is a 5 percentage point overweight of return-generating assets in the portfolio, relative to its target allocation from the glide path. This overweight was due to the greater appreciation of return-generating assets versus defensive assets during the period. For the 70% of the portfolio exposed to return-generating assets, the greatest exposure relative to the benchmark was global fixed-income, which we believed offered the portfolio the combination of wide spreads yet allowed downside protection during a transition period of unknown length as the global economy recovers. When the global economy does exhibit sustained signs of recovery, we will likely look to increase the Fund’s exposure to global equities and real-return assets within its portfolio of return-generating assets.

Cumulative Total Return for the period ended May 31, 2009

Fund Inception† (12/29/08)

Allianz Global Investors Solutions 2030 Fund Class A	10.60%

Allianz Global Investors Solutions 2030 Fund Class A (adjusted)	4.52%

Allianz Global Investors Solutions 2030 Fund Class C	10.60%

Allianz Global Investors Solutions 2030 Fund Class C (adjusted)	9.60%

Allianz Global Investors Solutions 2030 Fund Class D	10.87%

Allianz Global Investors Solutions 2030 Fund Institutional Class	11.13%

Allianz Global Investors Solutions 2030 Fund Administrative Class	11.00%

Allianz Global Investors Solutions 2030 Fund Class R	10.87%

Allianz Global Investors Solutions 2030 Fund Class P	11.07%

Dow Jones Real Return Target Date (DJ RR 2030) Index	8.21%

Lipper Mixed-Asset Target 2030 Fund Average	7.37%

† The Fund began operations on 12/29/08. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 4 and 5 for more information. The Fund’s gross expense ratios are 3.87% for Class A shares, 4.62% for Class C shares, 3.87% for Class D shares, 4.12% for Class R shares, 3.61% for Class P shares, 3.51% for Institutional Class shares and 3.76% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 11/30/09. The Fund’s expense ratios net of this reduction are 1.37% for Class A shares, 2.12% for Class C shares, 1.37% for Class D shares, 1.62% for Class R shares, 1.17% for Class P shares, 1.07% for Institutional Class shares and 1.32% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated May 4, 2009, as supplemented to date.

10	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2030 Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Fund Allocation

PIMCO Total Return	16.0%
PIMCO Real Return	10.0%
Allianz RCM Discplined Equity	6.5%
PIMCO Investment Grade Corporate Bond	5.8%
Nicholas-Applegate Emerging Markets	5.8%
PIMCO Commodity RealReturn Strategy	5.2%
Allianz NACM Income & Growth	4.9%
Nicholas-Applegate International Growth Opportunities	4.3%
Other	40.7%
Cash & Equivalents — Net	0.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (12/29/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (05/31/09)	$1,106.00	$1,106.00	$1,108.70	$1,108.70	$1,110.70	$1,111.30	$1,110.00

Expenses Paid During Period	$2.78	$6.09	$2.78	$3.89	$1.90	$1.46	$2.56

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/09)	$1,021.79	$1,018.05	$1,021.79	$1,020.54	$1,022.79	$1,023.29	$1,022.04
Expenses Paid During Period	$3.18	$6.94	$3.18	$4.43	$2.17	$1.66	$2.92

The Fund commenced operations on December 29, 2008. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the half-year period beginning December 1, 2008. For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.63% for Class A, 1.38% for Class C, 0.63% for Class D, 0.88% for Class R, 0.43% for Class P, 0.33% for Institutional Class and 0.58% for Administrative Class), multiplied by the average account value over the period, multiplied by 153/365 for the Actual expense example and 182/365 for the Hypothetical expense example. The expense ratio excludes the expenses of the underlying Funds, which based upon the allocation of the Fund’s assets among the underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2009	11

Allianz Global Investors Solutions 2040 Fund

(Unaudited)

Portfolio Insights

•  Allianz Global Investors Solutions 2040 Fund seeks capital growth and current income consistent with a 2040 retirement target-date by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

•  From its inception on December 29, 2008, through May 31, 2009, the Fund held overweight positions in defensive and fixed-income assets and underweight positions in non-U.S. equities, real estate, and commodities relative to its benchmark, the Dow Jones Real Return 2040 Index. The Fund also held overweight positions in small-capitalization stocks and stocks in emerging-market countries during the reporting period.

•  The Fund’s performance relative to its benchmark was largely due to the outperformance of its fixed-income and the equity-income holdings during the period. In particular, PIMCO Diversified Income Fund, PIMCO Emerging Bond Fund and Allianz NACM Income and Growth Fund contributed to relative performance. In equities, Allianz RCM Disciplined Equity Fund was a significant contributor to relative performance. Asset-allocation overweighting in convertible bonds, emerging market bonds, small-capitalization stocks and stocks in emerging-market countries also contributed to the Funds relative performance during the period.

•  At the end of the reporting period, the Fund was positioned in approximately 100% return-generating holdings, which is the glide path allocation in its 2040 portfolio. The Fund’s greatest exposure relative to its benchmark was global fixed-income, which we believed offered the portfolio the combination of wide spreads yet allowed downside protection during a transition period of unknown length as the global economy recovers. When the global economy does exhibit sustained signs of recovery, we will likely look to increase the Fund’s exposure to global equities and real-return assets within its portfolio of return-generating assets.

Cumulative Total Return for the period ended May 31, 2009

Fund Inception† (12/29/08)

Allianz Global Investors Solutions 2040 Fund Class A	12.00%

Allianz Global Investors Solutions 2040 Fund Class A (adjusted)	5.84%

Allianz Global Investors Solutions 2040 Fund Class C	11.53%

Allianz Global Investors Solutions 2040 Fund Class C (adjusted)	10.53%

Allianz Global Investors Solutions 2040 Fund Class D	11.87%

Allianz Global Investors Solutions 2040 Fund Institutional Class	12.13%

Allianz Global Investors Solutions 2040 Fund Administrative Class	12.00%

Allianz Global Investors Solutions 2040 Fund Class R	11.87%

Allianz Global Investors Solutions 2040 Fund Class P	12.07%

Dow Jones Real Return Target Date (DJ RR 2040) Index	9.82%

Lipper Mixed-Asset Target 2040 Fund Average	7.81%

† The Fund began operations on 12/29/08. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 4 and 5 for more information. The Fund’s gross expense ratios are 3.95% for Class A shares, 4.70% for Class C shares, 3.95% for Class D shares, 4.20% for Class R shares, 3.69% for Class P shares, 3.59% for Institutional Class shares and 3.84% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 11/30/09. The Fund’s expense ratios net of this reduction are 1.38% for Class A shares, 2.13% for Class C shares, 1.38% for Class D shares, 1.63% for Class R shares, 1.18% for Class P shares, 1.08% for Institutional Class shares and 1.33% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated May 4, 2009, as supplemented to date.

12	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2040 Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Fund Allocation

PIMCO Commodity RealReturn Strategy	8.9%
PIMCO Investment Grade Corporate Bond	7.6%
Allianz NACM Income & Growth	7.5%
Nicholas-Applegate Emerging Markets	7.1%
Allianz NFJ Dividend Value	7.0%
Allianz RCM Diciplined Equity	6.8%
Allianz NFJ International Value	6.2%
Allianz NFJ Small-Cap Value	6.0%
Other	42.0%
Cash & Equivalents — Net	0.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (12/29/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (05/31/09)	$1,120.00	$1,115.30	$1,118.70	$1,118.70	$1,120.70	$1,121.30	$1,120.00

Expenses Paid During Period	$2.49	$5.81	$2.49	$3.60	$1.60	$1.16	$2.27

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/09)	$1,022.14	$1,018.40	$1,022.14	$1,020.89	$1,023.14	$1,023.64	$1,022.39
Expenses Paid During Period	$2.82	$6.59	$2.82	$4.08	$1.82	$1.31	$2.57

The Fund commenced operations on December 29, 2008. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the half-year period beginning December 1, 2008. For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.56% for Class A, 1.31% for Class C, 0.56% for Class D, 0.81% for Class R, 0.36% for Class P, 0.26% for Institutional Class and 0.51% for Administrative Class), multiplied by the average account value over the period, multiplied by 153/365 for the Actual expense example and 182/365 for the Hypothetical expense example. The expense ratio excludes the expenses of the underlying Funds, which based upon the allocation of the Fund’s assets among the underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2009	13

Allianz Global Investors Solutions 2050 Fund

(Unaudited)

Portfolio Insights

•  Allianz Global Investors Solutions 2050 Fund seeks capital growth and current income consistent with a 2050 retirement target-date by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

•  From its inception on December 29, 2008, through May 31, 2009, the Fund held overweight positions in defensive and fixed-income assets and underweight positions in non-U.S. equities, real estate, and commodities relative to its benchmark, the Dow Jones Real Return 2050 Index. The Fund also held overweight positions in small-capitalization stocks and stocks in emerging-market countries during the reporting period.

•  The Fund’s performance relative to its benchmark was largely due to the outperformance of its fixed-income and the equity-income holdings during the period. In particular, PIMCO Diversified Income Fund, PIMCO Emerging Bond Fund and the Allianz NACM Income and Growth Fund contributed to relative performance. In equities, Allianz RCM Disciplined Equity Fund was a significant contributor to relative performance. Asset-allocation overweighting in convertible bonds, emerging market bonds, small-capitalization stocks and stocks in emerging-market countries also contributed to the Funds relative performance during the period.

•  At the end of the reporting period the Fund was positioned in approximately 100% return-generating holdings, which is the glide path allocation in its 2050 portfolio. The Fund’s greatest exposure relative to its benchmark was global fixed-income, which we believed offered the portfolio the combination of wide spreads yet allowed downside protection during a transition period of unknown length as the global economy recovers. When the global economy does exhibit sustained signs of recovery, we will likely look to increase the Fund’s exposure to global equities and real return assets within its portfolio of return-generating assets.

Cumulative Total Return for the period ended May 31, 2009

Fund Inception† (12/29/08)

Allianz Global Investors Solutions 2050 Fund Class A	11.87%

Allianz Global Investors Solutions 2050 Fund Class A (adjusted)	5.71%

Allianz Global Investors Solutions 2050 Fund Class C	11.67%

Allianz Global Investors Solutions 2050 Fund Class C (adjusted)	10.67%

Allianz Global Investors Solutions 2050 Fund Class D	11.93%

Allianz Global Investors Solutions 2050 Fund Institutional Class	12.20%

Allianz Global Investors Solutions 2050 Fund Administrative Class	12.07%

Allianz Global Investors Solutions 2050 Fund Class R	11.93%

Alianz Global Investors Solutions 2050 Fund Class P	12.13%

Dow Jones Real Return Target Date (DJ RR 40+) Index	10.66%

Lipper Mixed-Asset Target 2050+ Fund Average	8.21%

† The Fund began operations on 12/29/08. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 4 and 5 for more information. The Fund’s gross expense ratios are 3.96% for Class A shares, 4.71% for Class C shares, 3.96% for Class D shares, 4.21% for Class R shares, 3.70% for Class P shares, 3.60% for Institutional Class shares and 3.85% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 11/30/09. The Fund’s expense ratios net of this reduction are 1.39% for Class A shares, 2.14% for Class C shares, 1.39% for Class D shares, 1.64% for Class R shares, 1.19% for Class P shares, 1.09% for Institutional Class shares and 1.34% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated May 4, 2009, as supplemented to date.

14	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2050 Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Fund Allocation

PIMCO Commodity RealReturn Strategy	8.7%
PIMCO Investment Grade Corporate Bond	7.5%
Allianz NACM Income & Growth	7.5%
Allianz RCM Disciplined Equity	7.3%
Allianz NFJ Dividend Value	7.0%
Nicholas-Applegate Emerging Markets	6.8%
Allianz NFJ International Value	6.2%
Allianz NFJ Small-Cap Value	6.0%
Other	42.1%
Cash & Equivalents — Net	0.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (12/29/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (05/31/09)	$1,118.70	$1,116.70	$1,119.30	$1,119.30	$1,121.30	$1,122.00	$1,120.70

Expenses Paid During Period	$2.49	$5.81	$2.49	$3.60	$1.60	$1.16	$2.27

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/09)	$1,022.14	$1,018.40	$1,022.14	$1,020.89	$1,023.14	$1,023.64	$1,022.39
Expenses Paid During Period	$2.82	$6.59	$2.82	$4.08	$1.82	$1.31	$2.57

The Fund commenced operations on December 29, 2008. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the half-year period beginning December 1, 2008. For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.56% for Class A, 1.31% for Class C, 0.56% for Class D, 0.81% for Class R, 0.36% for Class P, 0.26% for Institutional Class and 0.51% for Administrative Class), multiplied by the average account value over the period, multiplied by 153/365 for the Actual expense example and 182/365 for the Hypothetical expense example. The expense ratio excludes the expenses of the underlying Funds, which based upon the allocation of the Fund’s assets among the underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2009	15

Allianz Global Investors Solutions Growth Allocation Fund

(Unaudited)

Portfolio Insights

•  Allianz Global Investors Solutions Growth Allocation Fund seeks primarily after-inflation capital appreciation and, secondarily, current income by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

•  The Fund’s inception date was April 27, 2009, a relatively short period to assess performance and performance drivers.

•  From its inception through May 31, 2009, the Fund held overweight positions in defensive and fixed-income assets and underweight positions in non-U.S. equities, relative to its benchmark, the MSCI All Country World Index. The Fund also held overweight positions in small-capitalization stocks and stocks in emerging-market countries during the reporting period.

•  At the end of the reporting period, the Fund was positioned in approximately 100% return-generating holdings, which is consistent with its benchmark. The Fund’s greatest exposure relative to the benchmark was global fixed-income, which we believed offered the portfolio the combination of wide spreads yet allowed downside protection during a transition period of unknown length as the global economy recovers. When the global economy does exhibit sustained signs of recovery, we will likely look to increase the Fund’s exposure to global equities and real assets.

Cumulative Total Return for the period ended May 31, 2009

Fund Inception† (04/27/09)

Allianz Global Investors Solutions Growth Allocation Fund Class A	11.53%

Allianz Global Investors Solutions Growth Allocation Fund Class A (adjusted)	5.40%

Allianz Global Investors Solutions Growth Allocation Fund Class C	11.40%

Allianz Global Investors Solutions Growth Allocation Fund Class C (adjusted)	10.40%

Allianz Global Investors Solutions Growth Allocation Fund Class D	11.53%

Allianz Global Investors Solutions Growth Allocation Fund Institutional Class	11.53%

Allianz Global Investors Solutions Growth Allocation Fund Administrative Class	11.53%

Allianz Global Investors Solutions Growth Allocation Fund Class R	11.47%

Allianz Global Investors Solutions Growth Allocation Fund Class P	11.53%

MSCI AC World Index	11.52%

Lipper Mixed-Asset Target Allocation Growth Fund Average	5.55%

† The Fund began operations on 4/27/09. Lipper performance comparisons began on 4/30/09.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 4 and 5 for more information. The Fund’s gross expense ratios are 3.98% for Class A shares, 4.73% for Class C shares, 3.98% for Class D shares, 4.23% for Class R shares, 3.72% for Class P shares, 3.62% for Institutional Class shares and 3.87% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 11/30/09. The Fund’s expense ratios net of this reduction are 1.39% for Class A shares, 2.14% for Class C shares, 1.39% for Class D shares, 1.64% for Class R shares, 1.19% for Class P shares, 1.09% for Institutional Class shares and 1.34% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated May 4, 2009, as supplemented to date.

16	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Growth Allocation Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Fund Allocation

PIMCO Commodity RealReturn Strategy	9.1%
PIMCO Investment Grade Corporate Bond	7.5%
Allianz NACM Income & Growth	7.4%
Nicholas-Applegate Emerging Markets	7.1%
Allianz NFJ Dividend Value	7.0%
Allianz RCM Disciplined Equity	6.9%
Allianz NFJ International Value	6.3%
Allianz NFJ Small-Cap Value	5.9%
Other	42.5%
Cash & Equivalents — Net	0.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (04/27/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (05/31/09)	$1,115.30	$1,114.00	$1,115.30	$1,114.70	$1,115.30	$1,115.30	$1,115.30

Expenses Paid During Period	$0.53	$1.27	$0.53	$0.78	$0.33	$0.24	$0.48

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/09)	$1,022.24	$1,018.50	$1,022.24	$1,020.99	$1,023.24	$1,023.73	$1,022.49
Expenses Paid During Period	$2.72	$6.49	$2.72	$3.98	$1.72	$1.21	$2.47

The Fund commenced operations on April 27, 2009. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the half-year period beginning December 1, 2008. For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.54% for Class A, 1.29% for Class C, 0.54% for Class D, 0.79% for Class R, 0.34% for Class P, 0.24% for Institutional Class and 0.49% for Administrative Class), multiplied by the average account value over the period, multiplied by 34/365 for the Actual expense example and 182/365 for the Hypothetical expense example. The expense ratio excludes the expenses of the underlying Funds, which based upon the allocation of the Fund’s assets among the underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2009	17

Allianz Global Investors Solutions Retirement Income Fund

(Unaudited)

Portfolio Insights

•  Allianz Global Investors Solutions Retirement Income Fund seeks current income and, secondarily, capital appreciation by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

•  From its inception on December 29, 2008, through May 31, 2009, the Fund held overweight positions in defensive and fixed-income assets and underweight positions in non-U.S. equities, real estate, and commodities relative to its benchmark, the Dow Jones Real Return Today Index. The Fund also held overweight positions in small-capitalization stocks and stocks in emerging-market countries during the reporting period.

•  The Fund’s performance relative to its benchmark was largely due to the outperformance of its fixed-income and the equity-income holdings during the period. In particular, PIMCO Real Return Fund, PIMCO Total Return Fund, and PIMCO Short-term Fund, and Allianz NACM Income and Growth Fund contributed to the Fund’s performance. In equities, Allianz RCM Disciplined Equity Fund was a significant contributor to relative performance. Asset-allocation overweighting in small-capitalization stocks and stocks in emerging-market countries also contributed to the Funds relative performance during the period.

•  At the end of the reporting period, the Fund was positioned in approximately 72% defensive and 28% return-generating holdings, which is the allocation in its retirement portfolio glide path. For the 28% of the portfolio exposed to return-generating assets, the greatest exposure relative to the benchmark was global fixed-income, which we believed offered the portfolio the combination of wide spreads yet allowed downside protection during a transition period of unknown length as the global economy recovers. When the global economy does exhibit sustained signs of recovery, we will likely look to increase the Fund’s exposure to global equities and real-return assets within its portfolio of return-generating assets.

Cumulative Total Return for the period ended May 31, 2009

Fund Inception† (12/29/08)

Allianz Global Investors Solutions Retirement Income Fund Class A	8.22%

Allianz Global Investors Solutions Retirement Income Fund Class A (adjusted)	2.27%

Allianz Global Investors Solutions Retirement Income Fund Class C	7.91%

Allianz Global Investors Solutions Retirement Income Fund Class C (adjusted)	6.91%

Allianz Global Investors Solutions Retirement Income Fund Class D	8.14%

Allianz Global Investors Solutions Retirement Income Fund Institutional Class	8.35%

Allianz Global Investors Solutions Retirement Income Fund Administrative Class	8.29%

Allianz Global Investors Solutions Retirement Income Fund Class R	8.16%

Allianz Global Investors Solutions Retirement Income Fund Class P	8.32%

Dow Jones Real Return Target Date (DJ RR Today) Index	6.67%

Lipper Mixed-Asset Target Allocation Conservative Fund Average	5.91%

† The Fund began operations on 12/29/08. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 4 and 5 for more information. The Fund’s gross expense ratios are 3.69% for Class A shares, 4.44% for Class C shares, 3.69% for Class D shares, 3.94% for Class R shares, 3.43% for Class P shares, 3.33% for Institutional Class shares and 3.58% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 11/30/09. The Fund’s expense ratios net of this reduction are 1.18% for Class A shares, 1.93% for Class C shares, 1.18% for Class D shares, 1.43% for Class R shares, 0.98% for Class P shares, 0.88% for Institutional Class shares and 1.13% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated May 4, 2009, as supplemented to date.

18	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Retirement Income Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Fund Allocation

PIMCO Real Return	25.9%
PIMCO Short-Term	22.4%
PIMCO Total Return	15.9%
Allianz NACM Income & Growth	8.9%
PIMCO Income	6.8%
PIMCO Investment Grade Corporate Bond	5.0%
PIMCO Commodity RealReturn Strategy	2.2%
Allianz RCM Disciplined Equity	2.1%
Other	10.1%
Cash & Equivalent — Net	0.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (12/29/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (5/31/09)	$1,082.20	$1,079.10	$1,081.40	$1,081.60	$1,083.20	$1,083.50	$1,082.90

Expenses Paid During Period	$2.27	$5.53	$2.27	$3.36	$1.40	$0.96	$2.05

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,022.34	$1,018.60	$1,022.34	$1,021.09	$1,023.34	$1,023.83	$1,022.59
Expenses Paid During Period	$2.62	$6.39	$2.62	$3.88	$1.61	$1.11	$2.37

The Fund commenced operations on December 29, 2008. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the half-year period beginning December 1, 2008. For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (0.52% for Class A, 1.27% for Class C, 0.52% for Class D, 0.77% for Class R, 0.32% for Class P, 0.22% for Institutional Class and 0.47% for Administrative Class), multiplied by the average account value over the period, multiplied by 153/365 for the Actual expense example and 182/365 for the Hypothetical expense example. The expense ratio excludes the expenses of the underlying Funds, which based upon the allocation of the Fund’s assets among the underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	May 31, 2009	19

Allianz NACM Global Equity 130/30 Fund

(Unaudited)

Portfolio Insights

•  Allianz NACM Global Equity 130/30 Fund seeks to capitalize on change by using fundamental research to identify both long and short investment opportunities that provide, when netted against each other, a 100% long portfolio with diversified exposure to growing businesses. On the long side, the Global Equity 130/30 strategy invests in companies that are expected to exceed market expectations for earnings growth, regardless of country, industry or market capitalization. The result is a long portfolio with greater than average growth rates, including companies for which the market has underestimated growth potential. Conversely, short positions are taken in companies where negative change is anticipated.

•  From December 1, 2008 to May 31, 2009, the Fund underperformed its benchmark. There had been a sharp rotation in higher-beta holdings in early March, and the Fund’s more defensive positioning meant it did not fully participate in the rally.

•  From a sector perspective, telecommunications and materials were the best performers for the Fund during the reporting period. Investments in the financial and consumer discretionary sectors offset performance as underweightings and negative relative performance detracted from the Fund’s performance.

•  Allocations to the United States contributed the most to Fund performance during the reporting period, driven by a large overweighting and strong relative performance. The largest detractor from Fund performance was Japan, due to a relative overweight position and weak performance.

•  The Fund held overweight positions in health care and technology sectors, with underweight positions in financials, telecommunications, and energy during the reporting period. The Fund continued to hold these sectors at the end of the reporting period.

•  The Fund held overweight positions in Asian sectors in countries such as Hong Kong, Australia, and Japan, while having underweight position in Europe, with its largest underweight positions in the continent coming from the United Kingdom, France, and Spain during the reporting period.

•  The Fund operated with approximately 10% additional leverage on the long side and 10% short-side exposure during the reporting period. On the long side, the Fund’s portfolio consisted of stock selections based upon the team’s bottom-up ideas from across the globe. On the short side, the Fund had exposure to the United Kingdom, Continental Europe, and United States via short index futures at the end of the period.

Cumulative Total Return for the period ended May 31, 2009

	6 Months	Fund Inception† (07/15/08)

Allianz NACM Global Equity 130/30 Fund Class A	5.09%	–32.53%

Allianz NACM Global Equity 130/30 Fund Class A (adjusted)	–0.69%	–36.24%

Allianz NACM Global Equity 130/30 Fund Class C	4.58%	–33.00%

Allianz NACM Global Equity 130/30 Fund Class C (adjusted)	3.58%	–33.67%

Allianz NACM Global Equity 130/30 Fund Class D	5.09%	–32.53%

Allianz NACM Global Equity 130/30 Fund Institutional Class	5.18%	–32.33%

Allianz NACM Global Equity 130/30 Fund Class P	5.19%	–32.40%

MSCI AC World Index	13.76%	–24.69%

Lipper Long/Short Equity Fund Average	5.86%	–23.72%

† The Fund began operations on 07/15/08. Lipper performance comparisons began on 07/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first 18 months of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 4 and 5 for more information. The Fund’s gross expense ratios are 7.11% for Class A shares, 7.86% for Class C shares, 7.11% for Class D shares, 6.85% for Class P shares and 6.75% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 11/30/09. The Fund’s expense ratios net of this reduction are 2.71% for Class A shares, 3.46% for Class C shares, 2.71% for Class D shares, 2.45% for Class P shares and 2.35% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2009, as supplemented to date.

20	Allianz Multi-Strategy Funds

Allianz NACM Global Equity 130/30 Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Country Allocation

United States	49.3%
Japan	16.4%
Switzerland	6.2%
United Kingdom	6.2%
Australia	4.0%
Germany	3.9%
Bermuda	2.0%
Hong Kong	2.0%
Other	8.8%
Cash & Equivalents — Net	1.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class

Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (5/31/09)	$1,050.90	$1,045.80	$1,050.90	$1,051.90	$1,051.80

Expenses Paid During Period	$13.86	$17.65	$13.86	$12.53	$12.02

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,011.42	$1,007.68	$1,011.42	$1,012.72	$1,013.21
Expenses Paid During Period	$13.59	$17.32	$13.59	$12.29	$11.80

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (2.71% for Class A, 3.46% for Class C, 2.71% for Class D, 2.45% for Class P and 2.35% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2009	21

Allianz NACM International Growth Fund

(Unaudited)

Portfolio Insights

•  Allianz NACM International Growth Fund seeks long-term capital appreciation by normally investing primarily in equity securities of companies worldwide.

•  From February 2, 2009 to May 31, 2009, the Fund’s retail share classes underperformed its benchmark. It was a tale of two periods for international markets with March 9th being a critical inflection point.

•  Before March 9, 2009, it was best to be positioned in companies with stable cash flows, low leverage/high quality, and those growing earnings on a relative basis. This meant defensive growth sectors, such as health care and utilities, which we believed offered the best potential to weather the financial storm.

•  From March 9, 2009 through the end of the period, many of the top-performing stocks have been those that are highly leveraged, low price/book (deep value), and had previously experienced earnings variability and volatility. During the period, cyclical stocks, such as materials and industrials, were the major contributors. There was also a clear rotation into the less favorable sectors such as financials and consumer discretionary as investors appeared to be looking past recent company woes in anticipation of longer-term prosperity.

•  The Fund’s holdings in materials and energy contributed positively to performance during the reporting period, due primarily to stock selection. Countering that performance were selections in the consumer discretionary, industrial, and financial sectors where a sizeable index underweighing and poor stockpicking were to be responsible.

•  From a country perspective, off-benchmark allocations to countries such as Brazil and China contributed positively to performance, as emerging market countries continued to gain momentum from the recent shift in global sentiment.

Average Annual Total Return for the period ended May 31, 2009

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (12/27/96)

Allianz NACM International Growth Fund Class A	10.88%	–39.63%	4.28%	1.94%	5.66%

Allianz NACM International Growth Fund Class A (adjusted)	4.78%	–42.95%	3.11%	1.36%	5.18%

Allianz NACM International Growth Fund Class C	10.46%	–40.09%	3.50%	1.18%	4.87%

Allianz NACM International Growth Fund Class C (adjusted)	9.66%	–40.52%	3.50%	1.18%	4.87%

Allianz NACM International Growth Fund Class D	10.88%	–39.63%	4.28%	1.94%	5.66%

Allianz NACM International Growth Fund Institutional Class	11.23%	–39.33%	4.68%	2.32%	6.05%

Allianz NACM International Growth Fund Class R	10.55%	–39.89%	3.98%	1.66%	5.37%

Allianz NACM International Growth Fund Class P	10.93%	–39.52%	4.53%	2.19%	5.92%

MSCI EAFE Index	15.10%	–36.61%	2.87%	1.61%	2.96%

Lipper International Large-Cap Growth Fund Average	17.66%	–37.46%	3.27%	2.24%	3.49%

† The Fund Institutional Class began operations on 12/27/96. Lipper performance comparisons began on 12/31/96.

The Fund Classes: A, C, D, R and P began operations on 02/02/09. Lipper performance comparisons began on 12/31/96.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first 18 months of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 4 and 5 for more information. The Fund’s gross expense ratios are 2.56% for Class A shares, 3.31% for Class C shares, 2.56% for Class D shares, 2.82% for Class R shares, 2.30% for Class P shares and 2.20% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 11/30/09. The Fund’s expense ratios net of this reduction are 1.56% for Class A shares, 2.31% for Class C shares, 1.56% for Class D shares, 1.82% for Class R shares, 1.30% for Class P shares and 1.20% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2009, as supplemented to date.

22	Allianz Multi-Strategy Funds

Allianz NACM International Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Country Allocation

Japan	23.0%
United Kingdom	17.2%
Switzerland	10.3%
Germany	8.4%
France	6.4%
Australia	6.1%
Hong Kong	5.0%
Brazil	3.7%
Other	17.2%
Cash & Equivalents — Net	2.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class

Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (05/31/09)	$1,161.80	$1,158.80	$1,161.80	$1,158.80	$1,161.80	$1,112.30

Expenses Paid During Period	$5.41	$7.99	$5.41	$6.30	$4.50	$8.27

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/09)	$1,017.15	$1,013.41	$1,017.15	$1,015.86	$1,018.45	$1,017.10
Expenses Paid During Period	$7.85	$11.60	$7.85	$9.15	$6.54	$7.90

* Class A, Class C, Class D, Class R and Class P commenced operations on February 2, 2009. The Actual expense example for Class A, Class C, Class D, Class R and Class P is based on the period since inception; the Actual expense example for Institutional Class and the Hypothetical expense example is based on the half-year period beginning December 1, 2008. For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.56% for Class A, 2.31% for Class C, 1.56% for Class D, 1.82% for class R, 1.30% for Class P and 1.57% for Institutional Class), multiplied by the average account value over the period, multiplied by 117 (182 for Institutional Class) /365 for the Actual expense example and 182/365 for the Hypothetical expense example.

Semiannual Report	May 31, 2009	23

Allianz RCM All Horizons Fund

(Unaudited)

Portfolio Insights

•  Allianz RCM All Horizons Fund seeks long-term capital appreciation by investing primarily in equity securities of companies worldwide.

•  While there was some positive impact from the Fund’s country strategy and industry strategy, the majority of relative performance was attributable to stock selection, particularly in oil/gas, insurance and biotechnology during the reporting period.

•  The Fund’s relative performance was primarily driven by stock selection, with notable strength in oil/gas and consumable fuel, insurance and biotechnology. The leading contributors to Fund performance were Prudential Financial and Genentech, both based in the United States. Other contributors included CNOOC Ltd, Qualcomm Inc. and Potash Corp Sask Inc.

•  The Fund’s industry strategy also contributed positively to relative performance. A sizable underweight position in pharmaceuticals was the top contributor to performance during the period. Overall, we began to reduce the Fund’s weightings in pharmaceuticals, by exiting AstraZeneca and Allergan and by reducing positions in Thermo Fisher Scientific.

•  The Fund’s performance in the financial sector remained mixed. Stock selection in the insurance sector proved strong as a whole, while these positive effects were negated by weaker stock selection within diversified financials. Despite the positive selection in the Life Insurance company China Life and a strong rebound for Prudential Financial, the Financial sector overall was more mixed, with negative impacts from US Bancorp, Bank of America and Zions Bancorp, all of which were moved into higher conviction names during the period.

•  The Fund moved to a more neutral position in energy with increased exposure to BG Group and Tullow Oil during the reporting period. In early February of 2009, BG Group produced annual results that quelled investors’ uncertainty surrounding demand for liquid natural gas.

Cumulative Total Return for the period ended May 31, 2009

	6 Months	Fund Inception† (07/15/08)

Allianz RCM All Horizons Fund Class A	11.72%	–27.53%

Allianz RCM All Horizons Fund Class A (adjusted)	5.58%	–31.52%

Allianz RCM All Horizons Fund Class C	11.35%	–27.99%

Allianz RCM All Horizons Fund Class C (adjusted)	10.35%	–28.71%

Allianz RCM All Horizons Fund Class D	11.72%	–27.53%

Allianz RCM All Horizons Fund Institutional Class	11.82%	–27.32%

Allianz RCM All Horizons Fund Class P	11.87%	–27.36%

MSCI World Index	10.26%	–25.03%

Lipper Global Large-Cap Growth Fund Average	15.58%	–28.65%

† The Fund began operations on 07/15/08. Lipper performance comparisons began on 07/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first 18 months of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 4 and 5 for more information. The Fund’s gross expense ratios are 8.10% for Class A shares, 8.92% for Class C shares, 8.17% for Class D shares, 7.91% for Class P shares and 7.81% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 11/30/09. The Fund’s expense ratios net of this reduction are 1.66% for Class A shares, 2.41% for Class C shares, 1.66% for Class D shares, 1.40% for Class P shares and 1.30% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2009, as supplemented to date.

24	Allianz Multi-Strategy Funds

Allianz RCM All Horizons Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Country Allocation

United States	47.2%
Canada	13.3%
United Kingdom	10.8%
Australia	7.2%
Japan	3.6%
China	3.2%
Hong Kong	3.1%
Mexico	2.8%
Other	9.3%
Cash & Equivalents — Net	-0.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class

Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (05/31/09)	$1,117.20	$1,113.50	$1,117.20	$1,118.70	$1,118.20

Expenses Paid During Period	$8.76	$12.70	$8.76	$7.40	$6.87

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/09)	$1,016.65	$1,012.91	$1,016.65	$1,017.95	$1,018.45
Expenses Paid During Period	$8.35	$12.09	$8.35	$7.04	$6.54

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.66% for Class A, 2.41% for Class C, 1.66% for Class D, 1.40% for Class P and 1.30% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2009	25

Allianz RCM Disciplined Equity Fund

(Unaudited)

Portfolio Insights

•  Allianz RCM Disciplined Equity Fund seeks long-term capital appreciation by investing primarily in U.S. companies with market capitalizations of at least $1.5 billion.

•  The Fund’s relative performance was largely driven by stock selection with notable strength in the energy, materials, and technology sectors during the reporting period. The leading contributor to performance was Freeport-McMoRan Copper & Gold, a materials company with mining interests in Chile and Indonesia. Other contributors included biotechnology leader, Genentech, which was acquired by Roche Holding in March of 2009, and energy leaders Weatherford International and Cameron International.

•  Apple and Corning were contributors to relative performance during the reporting period. Avoiding several other benchmark technology names including IBM and Google detracted from performance.

•  The Fund’s sector allocation contributed positively to performance. A sizable overweight position in technology was a notable contributor to returns as the well capitalized sector led the market during the six-month period. An overweight position in health care and an underweight position in utilities also contributed to performance. To a lesser extent, an underweight position in consumer discretionary and an overweight position in industrials acted as a headwind.

Cumulative Total Return for the period ended May 31, 2009

	6 Months	Fund Inception† (07/15/08)

Allianz RCM Disciplined Equity Fund Class A	16.00%	–18.18%

Allianz RCM Disciplined Equity Fund Class A (adjusted)	9.62%	–22.68%

Allianz RCM Disciplined Equity Fund Class C	15.57%	–18.64%

Allianz RCM Disciplined Equity Fund Class C (adjusted)	14.57%	–19.44%

Allianz RCM Disciplined Equity Fund Class D	16.04%	–18.15%

Allianz RCM Disciplined Equity Fund Institutional Class	16.16%	–17.91%

Allianz RCM Disciplined Equity Fund Class P	16.20%	–17.96%

S&P 500 Index	4.05%	–22.48%

Lipper Large-Cap Core Fund Average	6.55%	–25.11%

† The Fund began operations on 07/15/08. Lipper performance comparisons began on 07/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 4 and 5 for more information. The Fund’s gross expense ratios are 4.07% for Class A shares, 4.82% for Class C shares, 4.07% for Class D shares, 3.81% for Class P shares and 3.71% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 11/30/09. The Fund’s expense ratios net of this reduction are 1.34% for Class A shares, 2.09% for Class C shares, 1.34% for Class D shares, 1.08% for Class P shares and 0.98% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2009, as supplemented to date.

26	Allianz Multi-Strategy Funds

Allianz RCM Disciplined Equity Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry Allocation

Energy Equipment & Services	9.2%
Aerospace & Defense	7.8%
Computers & Peripherals	7.3%
Pharmaceuticals	6.5%
Software	6.1%
Biotechnology	5.6%
Communications Equipment	5.5%
Health Care Equipment & Supplies	5.2%
Other	45.4%
Cash & Equivalents — Net	1.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class

Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (05/31/09)	$1,160.00	$1,155.70	$1,160.40	$1,162.00	$1,161.60

Expenses Paid During Period	$7.22	$11.23	$7.22	$5.82	$5.28

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/09)	$1,018.25	$1,014.51	$1,018.25	$1,019.55	$1,020.04
Expenses Paid During Period	$6.74	$10.50	$6.74	$5.44	$4.94

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.34% for Class A, 2.09% for Class C, 1.34% for Class D, 1.08% for Class P and 0.98% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2009	27

Allianz RCM Global EcoTrendsSM Fund

(Unaudited)

Portfolio Insights

•  Allianz RCM Global EcoTrendsSM Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of companies worldwide with exposure to EcoEnergy, Pollution Control and/or Clean Water sectors.

•  The Fund maintained an overweight position in the wind energy sector. However, the Fund’s relative underweight position in wind turbine manufacturer Vestas, was a detractor from performance, as concerns remained over the company’s ability to meet its guidance for 2009.

•  Positive news flow in policy announcements from China led to a rally in solar stocks during the period. Also contributing to this rally was investors growing appetite for risk, as a result of incrementally positive economic news. Unfortunately, the rally in solar stocks was not based on fundamental sector and company strength. In addition, the extent of the rally did not leave time for industry fundamentals to catch up with stock valuations. This rally also spilled over to poor quality stocks, which experienced large stock price increases and detracted from performance.

•  The Fund’s underweight position in water treatment company Suez Environment proved to be the top contributor to performance during the period. Another positive contributor to performance was the Fund’s significant overweight position in Andritz Ag, an industrial process and system specialist which returned 84% during the period. Avoiding Energy Conversion Devices, Inc., a thin film solar manufacturer which declined 38.50% during the period, was another positive contributor to performance.

•  The Fund’s largest overweight position during the period was Gamesa Corp Technologica S.A, a wind turbine manufacturer. This overweight position contributed positively to relative performance as the stock returned nearly 34%.

Average Annual Total Return for the period ended May 31, 2009

	6 Months*	1 Year	Fund Inception† (01/31/07)

Allianz RCM Global Eco Trends Fund Class A	21.24%	–43.54%	–7.30%

Allianz RCM Global Eco Trends Fund Class A (adjusted)	14.57%	–46.65%	–9.52%

Allianz RCM Global Eco Trends Fund Class C	20.83%	–43.88%	–7.84%

Allianz RCM Global Eco Trends Fund Class C (adjusted)	19.83%	–44.45%	–7.84%

Allianz RCM Global Eco Trends Fund Class D	21.28%	–43.46%	–7.16%

Allianz RCM Global Eco Trends Fund Institutional Class	21.33%	–43.36%	–6.90%

Allianz RCM Global Eco Trends Fund Class P	21.33%	–43.37%	–6.96%

FTSE ET 50 Index	28.97%	–42.78%	–5.04%

Lipper Global Multi-Cap Growth Fund Average	22.76%	–34.69%	–12.23%

† The reorganization of Allianz RCM Global EcoTrendsSM Fund, a closed-end interval fund, into an open-end mutual fund was approved by the Fund’s shareholders on August 20, 2008. This transition took place on September 2, 2008.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first 18 months of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.67% for Class A shares, 3.12% for Class C shares, 2.37% for Class D shares, 2.12% for Class P shares and 2.02% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2009, as supplemented to date.

28	Allianz Multi-Strategy Funds

Allianz RCM Global EcoTrendsSM Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Country Allocation

United States	30.1%
Spain	11.9%
Denmark	10.4%
France	9.6%
United Kingdom	6.7%
Germany	6.3%
Japan	4.2%
Australia	3.4%
Other	11.9%
Cash & Equivalents — Net	5.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class

Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (05/31/09)	$1,212.40	$1,208.30	$1,212.80	$1,213.30	$1,213.30

Expenses Paid During Period	$9.54	$13.71	$9.60	$8.83	$8.17

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/09)	$1,016.31	$1,012.52	$1,016.26	$1,016.95	$1,017.55
Expenses Paid During Period	$8.70	$12.49	$8.75	$8.05	$7.44

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.73% for Class A, 2.49% for Class C, 1.74% for Class D, 1.60% for Class P and 1.48% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2009	29

Allianz RCM Global Water Fund

(Unaudited)

Portfolio Insights

•  Allianz RCM Global Water Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of water related companies worldwide.

•  During the early part of 2009, stocks associated with water decline along with the overall market, mainly because of weaker macro economic outlooks and concerns in the water industrials companies’ order books and ongoing weakness in the constructions related sector, which effected companies that are typically part of new water infrastructure projects negatively.

•  Companies throughout the broader market continued to concentrate on cost control and either suspended or cancelled investment-related spending. This was also true for some U.S. municipalities, which negatively put budgeted-water infrastructure spending on hold to await the final outcome of the U.S. stimulus package. In some cases, companies even decided to temporarily close production sites entirely, which was a development mainly seen in the automotive, chemicals and pulp/paper industry as well as in the oil/gas and mining business.

•  During the reporting period, the water stocks recovered from their first quarter lows, as investors gained confidence that early signs of stabilization will hold.

•  The Fund’s relative performance during the reporting period was primarily attributable to industry allocation. Oil/gas equipment and services and aerospace and defense were the most significant detractors, while allocations to multi-utilities and construction and engineering industries proved to be the most beneficial.

•  The Fund’s underweight positions in Finland and Japan detracted from performance. One of the largest single detractors from performance was not owning Finland-based Uponor, a manufacturer of heating and plumbing systems.

•  The Fund’s overweight position in Austria and an underweight position in France contributed positively to relative performance. The Fund’s biggest overweight position during the period, as well as the largest active contributor to performance, was Austrian hydropower specialist, Andritz. The company benefitted from strong demand for more efficient or additional hydropower turbines in Brazil as the country continues to invest in this form of electricity generation to supply its growing economy.

•  The Fund reduced its positions in various U.S. water utilities, which proved to be beneficial during the period, as their high valuations became an increasing concern for investors. Instead, the Fund added to the environmental consultancy business sector. This area has increased importance for commercial as well as state-initiated stimulus projects, which are subject to tighter regulation and increasingly need consultancy firms’ assistance to evaluate or mitigate potential adverse environmental impacts.

•  The Fund added U.S. industrial stocks that we believed were trading below their intrinsic values during the reporting period.

Average Annual Total Return for the period ended May 31, 2009

	6 Months*	1 Year	Fund Inception (03/31/08)

Allianz RCM Global Water Fund Class A	11.76%	–33.41%	–26.17%

Allianz RCM Global Water Fund Class A (adjusted)	5.61%	–37.07%	–29.66%

Allianz RCM Global Water Fund Class C	11.48%	–33.94%	–26.73%

Allianz RCM Global Water Fund Class C (adjusted)	10.39%	–34.58%	–26.73%

Allianz RCM Global Water Fund Class D	11.88%	–33.44%	–26.20%

Allianz RCM Global Water Fund Institutional Class	11.89%	–33.22%	–25.97%

Allianz RCM Global Water Fund Class P	11.88%	–33.24%	–26.00%

S&P Global Water Index	13.17%	–34.95%	–25.28%

Lipper Global Natural Resources Fund Average	27.28%	–43.16%	–33.45%

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first 18 months of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 4 and 5 for more information. The Fund’s gross expense ratios are 2.10% for Class A shares, 2.85% for Class C shares, 2.10% for Class D shares, 1.85% for Class P shares and 1.56% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2009, as supplemented to date.

30	Allianz Multi-Strategy Funds

Allianz RCM Global Water Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Country Allocation

United States	35.8%
United Kingdom	18.6%
France	11.8%
Switzerland	5.3%
Italy	5.0%
Austria	5.0%
Japan	4.2%
Hong Kong	2.0%
Other	3.3%
Cash & Equivalents — Net	9.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/09)	$1,117.60	$1,114.80	$1,118.80	$1,118.80	$1,118.90
Expenses Paid During Period	$9.87	$13.81	$9.88	$9.14	$8.66

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (05/31/09)	$1,015.61	$1,011.87	$1,015.61	$1,016.31	$1,016.75
Expenses Paid During Period	$9.40	$13.14	$9.40	$8.70	$8.25

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.87% for Class A, 2.62% for Class C, 1.87% for Class D, 1.73% for Class P and 1.64% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2009	31

Allianz RCM International Opportunities Fund

(Unaudited)

Portfolio Insights

•  Allianz RCM International Opportunities Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of non-U.S. companies.

•  While there was some positive impact from country strategy, the majority of the Fund’s relative performance during the reporting period was due to strong stock selection on a sector basis, particularly in oil/gas, insurance and telecommunications. Within the energy sector, Petrobras, the Brazilian oil and natural gas exploration company, was the strongest performer for the Fund during the reporting period. It benefitted from a strong bounce in the Brazilian domestic market and positive investor reaction to their announced increase in capital expenditure due to forecasts of a higher oil price. Another strong contributor for the Fund was Taiwan Semiconductor Manufacturing Company, the world’s largest contract chipmaker, which was added to the Fund in anticipation of an early cyclical upturn within the technology sector.

•  The Fund’s performance in the financial sector as a whole remained mixed. The Fund’s stock selection within the insurance industry proved strong as a whole, while these positive effects were negated by weaker stock selection within diversified financials. Despite the positive selection in China Life and Prudential Financial, the financial sector overall was more mixed, with negative impacts from National Bank of Greece, ING Groep and Deutsche Boerse all of which were moved into higher conviction names such as increasing positions in Munich Re and Standard Life during the period.

•  One of the Fund’s poorest performers was East Japan Railways during the reporting period. The holding was characterized as a defensive stock, with stable earnings from its railway business, and also had medium-term earnings growth potential through its redevelopment of its real estate around some of Tokyo’s largest stations. The stock had performed strongly in the down market and was one of the Fund’s largest overweight positions. Although the fundamentals of the company were still intact, in the value-driven market environment, the stock underperformed. The position was reduced but continued to be a holding in the Fund at the end of the period.

•  The Fund did not make many significant adjustments to its overall positioning and maintained a bias towards health care, consumer staples and telecommunications companies during the period.

Cumulative Total Return for the period ended May 31, 2009

	6 Months	Fund Inception† (07/15/08)

Allianz RCM International Opportunities Fund Class A	15.68%	–28.89%

Allianz RCM International Opportunities Fund Class A (adjusted)	9.32%	–32.81%

Allianz RCM International Opportunities Fund Class C	15.24%	–29.32%

Allianz RCM International Opportunities Fund Class C (adjusted)	14.24%	–30.02%

Allianz RCM International Opportunities Fund Class D	15.68%	–28.89%

Allianz RCM International Opportunities Fund Institutional Class	15.77%	–28.69%

Allianz RCM International Opportunities Fund Class P	15.83%	–28.73%

MSCI EAFE Index	15.10%	–26.67%

Lipper International Large-Cap Core Fund Average	15.81%	–28.30%

† The Fund began operations on 07/15/08. Lipper performance comparisons began on 07/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first 18 months of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 4 and 5 for more information. The Fund’s gross expense ratios are 4.35% for Class A shares, 5.10% for Class C shares, 4.35% for Class D shares, 4.09% for Class P shares and 3.99% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 11/30/09. The Fund’s expense ratios net of this reduction are 1.56% for Class A shares, 2.31% for Class C shares, 1.56% for Class D shares, 1.30% for Class P shares and 1.20% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2009, as supplemented to date.

32	Allianz Multi-Strategy Funds

Allianz RCM International Opportunities Fund (Cont.)

(Unaudited)

Cumulative Returns Through May 31, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Country Allocation

United Kingdom	24.1%
Japan	17.0%
France	12.4%
Germany	8.1%
Switzerland	7.5%
Brazil	4.3%
Spain	3.8%
Sweden	3.1%
Other	16.0%
Cash & Equivalents — Net	3.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class

Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (5/31/09)	$1,156.80	$1,152.40	$1,156.80	$1,158.30	$1,157.70

Expenses Paid During Period	$8.39	$12.40	$8.39	$7.00	$6.46

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,017.15	$1,013.41	$1,017.15	$1,018.45	$1,018.95
Expenses Paid During Period	$7.85	$11.60	$7.85	$6.54	$6.04

For each class of the Fund, expenses (net of waiver and reimbursement) are equal to the annualized expense ratio for the class (1.56% for Class A, 2.31% for Class C, 1.56% for Class D, 1.30% for Class P and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	May 31, 2009	33

Benchmark Descriptions

Index	Description
Dow Jones Real Return Target Date Index DJ RR 2015 Index; DJ RR 2020 Index; DJ RR 2030 Index; DJ RR 2040 Index; DJ RR 40+ Index; DJ RR Today Index	Each Dow Jones Real Return Target Date Index is a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. Unless otherwise noted, index returns reflect the reinvestment of dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

FTSE ET 50 Index	The FTSE ET 50 Index is comprised of the 50 largest environmental technology companies by market capitalization (approximately $650 million to $9 billion) from a global universe of 400 pure-play environmental technology companies. It is not possible to invest directly in an index.

Morgan Stanley Capital International All Country World (MSCI ACWI) Index (Also known as: MSCI AC World Index)	The MSCI ACWI Index is a widely recognized, unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets. Prior to 11/1/06, performance data for the MSCI Index was calculated gross of dividend tax withholding. Performance data presently shown for the Index is net of dividend tax withholding. This recalculation results in lower performance for the Index. It is not possible to invest directly in an index.

Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index	The MSCI EAFE Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia, and the Far East. Prior to 11/1/06, performance data for the MSCI Index was calculated gross of dividend tax withholding. Performance data presently shown for the Index is net of dividend tax withholding. This recalculation results in lower performance for the Index. It is not possible to invest directly in an index.

Morgan Stanley Capital International (MSCI) World Index	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. Prior to 11/1/06, performance data for the MSCI Index was calculated gross of dividend tax withholding. Performance data presently shown for the Index is net of dividend tax withholding. This recalculation results in lower performance for the Index. It is not possible to invest directly in an index.

S&P 500 Index	The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an index.

S&P Global Water Index	The S&P Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets. It is not possible to invest directly in an index.

34	Allianz Multi-Strategy Funds

Schedule of Investments

Allianz Global Investors Solutions 2015 Fund

May 31, 2009 (unaudited)

	Shares	Value
ALLIANZ FUNDS (a)(b)—13.2%
NACM Income & Growth	21,337	$218,708
NFJ Dividend Value	9,593	85,763
NFJ International Value	2,200	35,170
NFJ Small-Cap Value	2,937	59,532
RCM Global Resources	2,878	37,906

Total Allianz Funds (cost—$398,431)		437,079

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—5.2%
RCM Disciplined Equity	7,887	94,876
RCM International Opportunities	7,393	78,515

Total Allianz Funds Multi-Strategy Trust (cost—$149,382)		173,391

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS (a)(b)—1.8%
International Growth Opportunities (c) (cost—$51,004)	2,738	58,396

PIMCO FUNDS (a)(b)—79.0%
Commodity RealReturn Strategy	20,500	151,494
Diversified Income	9,006	84,473
Foreign Bond (U.S. Dollar-Hedged)	10,114	95,273
Income	30,378	271,583
Investment Grade Corporate Bond	15,983	163,510
RealEstateRealReturn Strategy (c)	20,979	61,259
Real Return	76,480	787,742
Short-Term	46,376	445,677
Total Return	52,630	548,931

Total PIMCO Funds (cost—$2,475,636)		2,609,942

Total Investments (cost—$3,074,453)—99.2%		3,278,808

Other assets less liabilities—0.8%		25,087

Net Assets—100.0%		$3,303,895

Notes to Schedule of Investments:
(a) Affiliated funds.

(b) Institutional Class shares of each fund.

(c) Non-income producing.

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	35

Schedule of Investments

Allianz Global Investors Solutions 2020 Fund

May 31, 2009 (unaudited)

	Shares	Value
ALLIANZ FUNDS (a)(b)—15.2%
NACM Income & Growth	17,780	$182,249
NFJ Dividend Value	13,431	120,075
NFJ International Value	2,200	35,170
NFJ Small-Cap Value	3,400	68,926
OCC Growth (c)	2,592	50,099
RCM Global Resources	2,856	37,612

Total Allianz Funds (cost—$457,086)		494,131

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—6.1%
RCM Disciplined Equity	7,303	87,852
RCM International Opportunities	10,487	111,370

Total Allianz Funds Multi-Strategy Trust (cost—$172,002)		199,222

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS (a)(b)—3.8%
Emerging Markets	5,092	35,743
International Growth Opportunities (c)	4,113	87,729

Total Nicholas-Applegate Institutional Funds (cost—$104,228)		123,472

PIMCO FUNDS (a)(b)—74.6%
Commodity RealReturn Strategy	19,589	144,760
Diversified Income	12,608	118,264
Foreign Bond (U.S. Dollar-Hedged)	11,125	104,795
Income	26,829	239,853
Investment Grade Corporate Bond	15,860	162,244
RealEstateRealReturn Strategy (c)	20,979	61,259
Real Return	56,063	577,450
Short-Term	19,875	191,003
Total Return	80,052	834,948

Total PIMCO Funds (cost—$2,314,832)		2,434,576

Total Investments (cost—$3,048,148)—99.7%		3,251,401

Other assets less liabilities—0.3%		10,917

Net Assets—100.0%		$3,262,318

Notes to Schedule of Investments
(a) Affiliated funds.

(b) Institutional Class shares of each fund.

(c) Non-income producing.

36	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz Global Investors Solutions 2030 Fund

May 31, 2009 (unaudited)

	Shares	Value

ALLIANZ FUNDS (a)(b)—22.5%
NACM Growth	9,453	$96,615
NACM Income & Growth	16,002	164,025
NFJ Dividend Value	15,030	134,368
NFJ International Value	6,600	105,527
NFJ Small-Cap Value	5,565	112,793
OCC Growth (c)	3,456	66,805
RCM Global Resources	5,708	75,173

Total Allianz Funds (cost—$694,719)		755,306

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—10.6%
RCM Disciplined Equity	18,111	217,871
RCM International Opportunities	12,974	137,783

Total Allianz Funds Multi-Strategy Trust (cost—$309,581)		355,654

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS (a)(b)—13.7%
Emerging Markets	27,675	194,281
International Growth Opportunities (c)	6,753	144,036
U.S. Emerging Growth (c)	13,896	118,952

Total Nicholas-Applegate Institutional Funds (cost—$377,823)		457,269

PIMCO FUNDS (a)(b)—52.4%
Commodity RealReturn Strategy	23,693	175,089
Diversified Income	15,273	143,263
Emerging Markets Bond	14,680	137,409
Foreign Bond (U.S. Dollar-Hedged)	11,799	111,147
Investment Grade Corporate Bond	19,010	194,469
Real Return	32,539	335,156
RealEstateRealReturn Strategy (c)	41,958	122,517
Total Return	51,181	533,814

Total PIMCO Funds (cost—$1,648,621)		1,752,864

Total Investments (cost—$3,030,744)—99.2%		3,321,093

Other assets less liabilities—0.8%		25,468

Net Assets—100.0%		$3,346,561

Notes to Schedule of Investments:
(a) Affiliated funds.

(b) Institutional Class shares of each fund.

(c) Non-income producing.

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	37

Schedule of Investments

Allianz Global Investors Solutions 2040 Fund

May 31, 2009 (unaudited)

	Shares	Value
ALLIANZ FUNDS (a)(b)—38.4%
NACM Growth	13,550	$138,481
NACM Income & Growth	24,893	255,155
NFJ Dividend Value	26,608	237,871
NFJ International Value	13,198	211,038
NFJ Small-Cap Value	10,046	203,634
OCC Growth (c)	9,505	183,728
RCM Global Resources	5,669	74,658

Total Allianz Funds (cost—$1,204,555)		1,304,565

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—11.6%
RCM Disciplined Equity	19,279	231,931
RCM International Opportunities	15,138	160,765

Total Allianz Funds Multi-Strategy Trust (cost—$346,199)		392,696

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS (a)(b)—17.5%
Emerging Markets	34,195	240,045
International Growth Opportunities (c)	8,373	178,598
U.S. Emerging Growth (c)	20,436	174,934

Total Nicholas-Applegate Institutional Funds (cost—$492,623)		593,577

PIMCO FUNDS (a)(b)—31.6%
Commodity RealReturn Strategy	40,659	300,470
Diversified Income	18,732	175,706
Emerging Markets Bond	21,411	200,407
Investment Grade Corporate Bond	25,175	257,541
RealEstateRealReturn Strategy (c)	47,203	137,833

Total PIMCO Funds (cost—$987,109)		1,071,957

Total Investments (cost—$3,030,486)—99.1%		3,362,795

Other assets less liabilities—0.9%		30,948

Net Assets—100.0%		$3,393,743

Notes to Schedule of Investments:
(a) Affiliated funds.

(b) Institutional Class shares of each fund.

(c) Non-income producing.

38	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz Global Investors Solutions 2050 Fund

May 31, 2009 (unaudited)

	Shares	Value
ALLIANZ FUNDS (a)(b)—38.2%
NACM Growth	13,550	$138,481
NACM Income & Growth	24,893	255,155
NFJ Dividend Value	26,928	240,736
NFJ International Value	13,198	211,038
NFJ Small-Cap Value	10,046	203,634
OCC Growth (c)	9,332	180,391
RCM Global Resources	5,654	74,460

Total Allianz Funds (cost—$1,204,437)		1,303,895

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—12.0%
RCM Disciplined Equity	20,751	249,631
RCM International Opportunities	15,138	160,765

Total Allianz Funds Multi-Strategy Trust (cost—$363,208)		410,396

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS (a)(b)—17.2%
Emerging Markets	33,211	233,138
International Growth Opportunities (c)	8,373	178,598
U.S. Emerging Growth (c)	20,436	174,934

Total Nicholas-Applegate Institutional Funds (cost—$485,994)		586,670

PIMCO FUNDS (a)(b)—31.7%
Commodity RealReturn Strategy	40,093	296,289
Diversified Income	19,846	186,156
Emerging Markets Bond	21,411	200,407
Investment Grade Corporate Bond	25,109	256,860
RealEstateRealReturn Strategy (c)	49,699	145,122

Total PIMCO Funds (cost—$999,075)		1,084,834

Total Investments (cost—$3,052,714)—99.1%		3,385,795

Other assets less liabilities—0.9%		30,715

Net Assets—100.0%		$3,416,510

Notes to Schedule of Investments:
(a) Affiliated funds.

(b) Institutional Class shares of each fund.

(c) Non-income producing.

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	39

Schedule of Investments

Allianz Global Investors Solutions Growth Allocation Fund

May 31, 2009 (unaudited)

	Shares	Value

ALLIANZ FUNDS (a)(b)—38.3%
NACM Growth	13,465	$137,609
NACM Income & Growth	24,213	248,187
NFJ Dividend Value	26,332	235,409
NFJ International Value	13,171	210,609
NFJ Small-Cap Value	9,798	198,614
OCC Growth (c)	9,231	178,435
RCM Global Resources	5,645	74,337

Total Allianz Funds (cost—$1,168,952)		1,283,200

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—11.7%
RCM Disciplined Equity	19,285	232,000
RCM International Opportunities	15,153	160,921

Total Allianz Funds Multi-Strategy Trust (cost—$350,756)		392,921

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS (a)(b)—17.6%
Emerging Markets	34,005	238,718
International Growth Opportunities (c)	8,491	181,121
U.S. Emerging Growth (c)	19,842	169,845

Total Nicholas-Applegate Institutional Funds (cost—$497,471)		589,684

PIMCO FUNDS (a)(b)—31.8%
Commodity RealReturn Strategy	41,334	305,461
Diversified Income	18,656	174,992
Emerging Markets Bond	21,087	197,373
Investment Grade Corporate Bond	24,475	250,374
RealEstateRealReturn Strategy (c)	46,560	135,955

Total PIMCO Funds (cost—$971,227)		1,064,155

Total Investments (cost—$2,988,406)—99.4%		3,329,960

Other assets less liabilities—0.6%		19,059

Net Assets—100.0%		$3,349,019

Notes to Schedule of Investments:
(a) Affiliated funds.

(b) Institutional Class shares of each fund.

(c) Non-income producing.

40	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz Global Investors Solutions Retirement Income Fund

May 31, 2009 (unaudited)

	Shares	Value

ALLIANZ FUNDS (a)(b)—13.3%
NACM Income & Growth	28,449	$291,603
NFJ Dividend Value	6,396	57,181
NFJ International Value	2,200	35,170
NFJ Small-Cap Value	2,455	49,755

Total Allianz Funds (cost—$390,273)		433,709

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—3.8%
RCM Disciplined Equity	5,626	67,675
RCM International Opportunities	5,437	57,740

Total Allianz Funds Multi-Strategy Trust (cost—$110,418)		125,415

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS (a)(b)—1.0%
International Growth Opportunities (c) (cost—$29,996)	1,610	34,344

PIMCO FUNDS (a)(b)—81.2%
Commodity RealReturn Strategy	9,795	72,384
Diversified Income	7,205	67,582
Income	24,821	221,901
Investment Grade Corporate Bond	16,051	164,205
Real Return	82,129	845,924
RealEstateRealReturn Strategy (c)	10,489	30,629
Short-Term	76,190	732,187
Total Return	49,742	518,807

Total PIMCO Funds (cost—$2,518,386)		2,653,619

Total Investments (cost—$3,049,073)—99.3%		3,247,087

Other assets less liabilities—0.7%		21,960

Net Assets—100.0%		$3,269,047

Notes to Schedule of Investments:
(a) Affiliated funds.

(b) Institutional Class shares of each fund.

(c) Non-income producing.

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	41

Schedule of Investments

Allianz NACM Global Equity 130/30 Fund

May 31, 2009 (unaudited)

	Shares	Value

COMMON STOCK—97.9%
Australia—4.0%
BHP Billiton Ltd.	830	$23,323
Cochlear Ltd.	739	32,456
Incitec Pivot Ltd.	20,447	44,651
Rio Tinto Ltd.	757	39,822

		140,252

Belgium—1.2%
Anheuser-Busch InBev NV	1,158	40,839

Bermuda—2.0%
Allied World Assurance Co. Holdings Ltd.	800	30,200
PartnerRe Ltd.	200	13,052
RenaissanceRe Holdings Ltd.	600	27,462

		70,714

Brazil—1.1%
Vale S.A. ADR	1,900	36,841

Canada—1.5%
Barrick Gold Corp.	1,400	53,051

Cayman Islands—0.7%
Minth Group Ltd.	34,000	26,113

China—0.8%
Anhui Conch Cement Co., Ltd.	4,000	28,988

France—1.1%
Alstom S.A.	269	17,165
BNP Paribas	332	23,007

		40,172

Germany—3.0%
E.ON AG	588	20,871
Fresenius Medical Care AG & Co. KGaA	780	32,862
Morphosys AG (b)	1,500	29,106
RWE AG	253	21,065

		103,904

Hong Kong—2.0%
Henderson Land Development Co., Ltd.	3,000	18,202
Wharf Holdings Ltd.	12,000	50,039

		68,241

Israel—1.2%
Teva Pharmaceutical Industries Ltd. ADR	900	41,724

Japan—16.4%
Aisin Seiki Co., Ltd.	1,300	25,729
Bridgestone Corp.	3,000	45,750
Canon, Inc.	1,200	39,813
Capcom Co., Ltd.	1,000	19,527
East Japan Railway Co.	200	11,941
EPS Co., Ltd.	8	30,930
Fanuc Ltd.	500	40,387
Honda Motor Co., Ltd.	1,300	37,718
Japan Steel Works Ltd.	4,000	52,233
Mitsubishi UFJ Financial Group, Inc.	6,900	43,783
Nintendo Co., Ltd.	100	26,986
Nomura Holdings, Inc.	2,100	15,794
Secom Co., Ltd.	400	16,721
Shin-Etsu Chemical Co., Ltd.	200	10,434
Sony Corp.	700	18,330
Sumitomo Mitsui Financial Group, Inc.	1,000	38,733
T&D Holdings, Inc.	550	15,620
Tokio Marine Holdings, Inc.	500	14,676
Toyo Tanso Co., Ltd.	600	24,466
Toyota Motor Corp.	1,000	39,876

		569,447

	Shares	Value

Netherlands—1.2%
Royal KPN NV	3,127	$41,146

Switzerland—6.2%
ACE Ltd.	700	30,793
Nestle S.A.	1,243	45,261
Roche Holdings AG	370	50,662
Syngenta AG	110	26,829
Synthes, Inc.	308	31,717
Transocean Ltd. (b)	400	31,792

		217,054

United Kingdom—6.2%
BG Group PLC	2,209	40,589
British American Tobacco PLC	1,892	51,859
Diageo PLC	2,001	27,405
Imperial Tobacco Group PLC	1,078	28,042
SSL International PLC	5,594	46,240
Unilever PLC	859	20,273

		214,408

United States—49.3%
Abbott Laboratories	1,200	54,072
Altera Corp.	1,200	20,424
Amazon.com, Inc. (b)	200	15,598
Apple, Inc. (b)	400	54,324
Bank of America Corp.	1,500	16,905
Bank of New York Mellon Corp.	1,200	33,336
Best Buy Co., Inc.	500	17,550
Cisco Systems, Inc. (b)	1,100	20,350
Coca-Cola Co.	800	39,328
Exelon Corp.	700	33,607
Exxon Mobil Corp. (c)	900	62,415
FPL Group, Inc.	500	28,265
General Electric	7,400	99,752
Hess Corp.	600	39,954
Hewlett-Packard Co.	550	18,892
Intel Corp.	1,100	17,292
International Business Machines Corp. (c)	700	74,396
James River Coal Co. (b)	900	20,178
Johnson & Johnson (c)	500	27,580
JPMorgan Chase & Co.	1,900	70,110
Kellogg Co.	600	25,950
Life Technologies Corp. (b)	500	19,390
Lockheed Martin Corp.	500	41,815
Massey Energy Co.	1,800	41,202
MasterCard, Inc., Class A (c)	100	17,633
McDonald’s Corp.	700	41,293
Microsoft Corp. (c)	2,300	48,047
Monsanto Co.	400	32,860
National-Oilwell Varco, Inc. (b)	1,300	50,206
Northern Trust Corp.	1,350	77,828
Oracle Corp.	3,200	62,688
Praxair, Inc.	500	36,600
Precision Castparts Corp.	500	41,285
Procter & Gamble Co. (c)	900	46,746
QUALCOMM, Inc.	900	39,231
Smart Balance, Inc. (b)	2,400	17,760
Target Corp.	700	27,510
Texas Instruments, Inc.	1,000	19,400
Thermo Fisher Scientific, Inc. (b)	1,500	58,365
URS Corp. (b)	500	24,040
Valero Energy Corp. (c)	1,000	22,370
Walter Industries, Inc.	600	19,584
Wells Fargo & Co.	2,400	61,200
Xilinx, Inc.	1,900	39,406
XTO Energy, Inc.	900	38,493

		1,715,230

Total Common Stock (cost—$3,808,315)		3,408,124

	Shares	Value
PREFERRED STOCK—0.9%
Germany—0.9%
Porsche AG (cost—$47,006)	498	$30,409

	Principal Amount (000s)
Repurchase Agreement—5.6%
State Street Bank & Trust Co., dated 5/29/09, 0.10%, due 6/1/09, proceeds $195,002; collateralized by U.S. Treasury Bills, 0.146%, due 8/13/09, valued at $199,940 including accrued interest (cost—$195,000)	$195	195,000

Total Investments (cost—$4,050,321) (a)—104.4%		3,633,533

Liabilities in excess of other assets—(4.4%)		(151,657)

Net Assets—100.0%		$3,481,876

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $1,458,388, representing 41.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1 (a) in the Notes to Financial Statements.

(b) Non-income producing.

(c) All or partial amount segregated as collateral for futures contracts.

Glossary:
ADR—American Depositary Receipt

42	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz NACM International Growth Fund

May 31, 2009 (unaudited)

	Shares	Value

COMMON STOCK—96.0%
Australia—6.1%
BHP Billiton Ltd.	2,284	$64,180
BHP Billiton Ltd. ADR	500	28,120
Cochlear Ltd.	1,959	86,037
CSL Ltd.	2,006	47,365
Incitec Pivot Ltd.	38,312	83,663
Rio Tinto Ltd.	1,290	67,861
WorleyParsons Ltd.	1,889	34,545

		411,771

Belgium—0.6%
Anheuser-Busch InBev NV	1,143	40,310

Bermuda—0.3%
Huabao International Holdings Ltd.	25,000	22,703

Brazil—2.4%
Petroleo Brasileiro S.A. ADR	1,700	74,851
Vale S.A. ADR	4,300	83,377

		158,228

Canada—2.3%
Barrick Gold Corp.	2,400	90,944
Rogers Communications, Inc., Class B	2,145	63,697

		154,641

Cayman Islands—1.2%
Hengan International Group Co., Ltd.	5,000	22,833
Tencent Holdings Ltd.	2,800	31,265
Tingyi Cayman Islands Holding Corp. (b)	16,000	23,981

		78,079

China—3.4%
Anhui Conch Cement Co., Ltd.	12,000	86,965
China Life Insurance Co., Ltd.	9,000	33,025
China Railway Group Ltd. (b)	47,200	39,326
Maanshan Iron & Steel (b)	58,000	32,580
Shandong Weigao Group Medical Polymer Co., Ltd.	16,000	37,794

		229,690

Finland—1.5%
Nokia OYJ	4,088	62,737
Outotec OYJ	1,410	35,718

		98,455

France—6.4%
Alstom S.A.	1,625	103,690
BNP Paribas	1,543	106,926
Electricite de France	292	15,371
France Telecom S.A.	1,100	26,825
France Telecom S.A. ADR	200	4,668
Gaz De France (b)	1,296	51,205
Total S.A.	2,033	117,286
Total S.A. ADR	100	5,765

		431,736

Germany—8.4%
Bayer AG	1,183	67,645
Deutsche Telekom AG ADR	800	9,160
E.ON AG	2,389	84,799
E.ON AG ADR	500	17,740
Fielmann AG	459	30,236
Fresenius Medical Care AG & Co. KGaA	1,489	62,732
Rhoen Klinikum AG	1,992	39,783
RWE AG	641	53,370
RWE AG ADR	200	16,590
SAP AG	1,780	76,851
SAP AG ADR	400	17,340

	Shares	Value

Siemens AG	703	$51,386
Stada Arzneimittel AG	1,542	39,972

		567,604

Hong Kong—5.0%
China Mobile Ltd.	3,500	34,302
Henderson Land Development Co., Ltd.	6,000	36,404
HSBC Holdings PLC	5,100	45,958
Sun Hung Kai Properties Ltd.	11,000	137,799
Wharf Holdings Ltd.	20,000	83,399

		337,862

Ireland—0.8%
Icon PLC ADR (b)	2,900	50,576

Israel—1.1%
Teva Pharmaceutical Industries Ltd. ADR	1,600	74,176

Italy—2.0%
Saipem SpA	4,102	105,554
Snam Rete Gas SpA	6,788	29,421

		134,975

Japan—23.0%
Aisin Seiki Co., Ltd.	2,200	43,542
Bridgestone Corp.	3,000	45,750
Canon, Inc.	1,000	33,177
Capcom Co., Ltd.	1,500	29,291
East Japan Railway Co.	1,100	65,675
Fanuc Ltd.	800	64,619
Honda Motor Co., Ltd.	2,300	66,731
Japan Steel Works Ltd.	8,600	112,301
Kirin Brewery Co., Ltd.	500	6,307
Mitsubishi Corp.	5,700	108,619
Mitsubishi Electric Corp.	7,100	41,253
Mitsubishi Estate Co., Ltd.	4,100	67,816
Mitsubishi UFJ Financial Group, Inc.	17,800	112,949
Mizuho Financial Group, Inc.	17,800	42,798
Nintendo Co., Ltd.	200	53,972
Nomura Holdings, Inc.	7,000	52,648
Osaka Gas Co., Ltd.	14,400	45,775
Secom Co., Ltd.	500	20,901
Shin-Etsu Chemical Co., Ltd.	500	26,086
Sony Corp.	1,200	31,423
Sumitomo Mitsui Financial Group, Inc.	2,223	86,102
T&D Holdings, Inc.	1,300	36,921
Takeda Pharmaceutical Co., Ltd.	1,300	51,705
Tokio Marine Holdings, Inc.	1,400	41,092
Tokyo Electric Power Co., Inc.	2,600	65,442
Toyo Tanso Co., Ltd.	1,500	61,164
Toyota Motor Corp.	1,700	67,789
Toyota Motor Corp. ADR	500	40,075
Unicharm Corp.	400	27,958

		1,549,881

Netherlands—2.4%
ING Groep NV	6,305	66,941
Koninklijke KPN NV ADR	1,200	15,720
Royal KPN NV	5,812	76,477

		159,138

Singapore—0.7%
DBS Group Holdings Ltd.	6,000	49,274

Spain—0.9%
Iberdrola S.A.	3,854	33,097
Telefonica S.A.	1,279	27,706

		60,803

Switzerland—10.3%
ACE Ltd.	2,000	87,980
Credit Suisse Group AG	1,510	67,771

	Shares	Value

Julius Baer Holding AG	402	$17,058
Nestle S.A.	2,567	93,472
Roche Holdings AG	1,156	158,285
Syngenta AG	364	88,778
Synthes, Inc.	815	83,926
Transocean Ltd. (b)	600	47,688
UBS AG (b)	3,223	48,583

		693,541

United Kingdom—17.2%
ARM Holdings PLC	26,146	45,356
BG Group PLC	5,024	92,313
BP PLC	8,234	68,065
BP PLC ADR	300	14,850
British American Tobacco PLC	4,464	122,356
Diageo PLC	6,001	82,188
HSBC Holdings PLC	6,581	59,611
Imperial Tobacco Group PLC	3,043	79,159
International Power PLC	17,827	79,420
Reckitt Benckiser Group PLC	2,002	87,205
Royal Dutch Shell PLC, Class A	1,269	34,334
Royal Dutch Shell PLC ADR	300	16,173
SSL International PLC	7,742	63,996
Standard Chartered PLC	7,000	142,725
Unilever PLC	2,042	48,192
Vodafone Group PLC	34,995	65,834
Vodafone Group PLC ADR	700	13,174
Wellstream Holdings PLC	4,790	40,885

		1,155,836

Total Common Stock (cost—$5,923,388)		6,459,279

PREFERRED STOCK—1.3%
Brazil—1.3%
Usinas Siderurgicas de Minas Gerais S.A. (cost—$56,713)	4,300	85,231

	Principal Amount (000s)
Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 5/29/09, 0.10%, due 6/1/09, proceeds $156,001; collateralized by U.S. Treasury Bills, 0.146%, due 8/13/09, valued at $159,952 including accrued interest (cost—$156,000)	$156	156,000

Total Investments (cost—$6,136,101) (a)—99.6%		6,700,510

Other assets less liabilities—0.4%		26,380

Net Assets—100.0%		$6,726,890

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $5,659,790, representing 84.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	43

Schedule of Investments

Allianz RCM All Horizons Fund

May 31, 2009 (unaudited)

	Shares	Value

COMMON STOCK—100.5%
Australia—7.2%
BHP Billiton Ltd.	2,051	$57,632
CSL Ltd.	1,542	36,410
White Energy Co., Ltd. (6/1/09)(a)(b)(d)	6,977	8,382
White Energy Co., Ltd. (7/1/09)(a)(b)(d)	5,161	6,200

		108,624

Canada—13.3%
Bank of Nova Scotia	1,254	43,854
Canadian Natural Resources Ltd.	598	35,445
Loblaw Cos. Ltd.	1,091	35,895
Potash Corp. of Saskatchewan, Inc.	562	64,809
Silver Standard Resources, Inc. (a)	866	20,689

		200,692

China—3.2%
China Life Insurance Co., Ltd.	13,000	47,702

Denmark—2.5%
Vestas Wind Systems A/S (a)	521	38,383

France—2.3%
Eutelsat Communications	1,375	35,003

Germany—2.3%
BASF SE	827	35,073

Hong Kong—3.1%
CNOOC Ltd.	35,000	46,665

Japan—3.6%
Nintendo Co., Ltd.	200	53,972

Mexico—2.8%
America Movil S.A. de C.V. ADR, Class L	1,100	42,163

Switzerland—2.2%
Credit Suisse Group AG	725	32,539

United Kingdom—10.8%
BG Group PLC	2,526	46,414
Centrica PLC	10,439	41,686
Inmarsat PLC	3,610	30,172
Tullow Oil PLC	2,752	44,519

		162,791

United States—47.2%
Abercrombie & Fitch Co., Class A	1,130	34,024
Biogen Idec, Inc. (a)	504	26,102
Cisco Systems, Inc. (a)	1,601	29,619
Corning, Inc.	2,112	31,046
Danaher Corp.	489	29,511
Freeport-McMoRan Copper & Gold, Inc.	668	36,359
Goldman Sachs Group, Inc.	502	72,574
Hewlett-Packard Co.	1,360	46,716
Intel Corp.	3,129	49,188
JPMorgan Chase & Co.	1,309	48,302
Kohl’s Corp. (a)	1,040	44,169
Lowe’s Cos., Inc.	1,412	26,842
Marathon Oil Corp.	1,408	44,887
MetroPCS Communications, Inc. (a)	1,298	22,235
Philip Morris International, Inc.	1,351	57,607
Prudential Financial, Inc.	990	39,511
QUALCOMM, Inc.	1,008	43,939
Thermo Fisher Scientific, Inc. (a)	744	28,949

		711,580

Total Common Stock (cost—$1,431,326)		1,515,187

	Principal Amount (000s)	Value
Repurchase Agreement—7.6%
State Street Bank & Trust Co., dated 5/29/09, 0.10%, due 6/1/09, proceeds $114,001; collateralized by U.S. Treasury Bills, 0.146%, due 8/13/09, valued at $119,964 including accrued interest (cost—$114,000)	$114	$114,000

Total Investments (cost—$1,545,326) (c)—108.1%		1,629,187

Liabilities in excess of other assets—(8.1%)		(121,563)

Net Assets—100.0%		$1,507,624

Notes to Schedule of Investments:
(a) Non-income producing.

(b) Placement shares; shares will begin trading on the date in the parenthetical.

(c) Securities with an aggregate value of $546,170, representing 36.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(d) Fair-valued.

Glossary:
ADR—American Depositary Receipt

44	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz RCM Disciplined Equity Fund

May 31, 2009 (unaudited)

	Shares	Value

COMMON STOCK—98.6%
Aerospace & Defense—7.8%
Boeing Co.	6,400	$287,040
L-3 Communications Holdings, Inc.	2,520	185,245
Lockheed Martin Corp.	2,660	222,456
Raytheon Co.	2,070	92,426

		787,167

Beverages—2.2%
PepsiCo, Inc.	4,250	221,212

Biotechnology—5.6%
Amgen, Inc. (a)	3,950	197,263
Genzyme Corp. (a)	3,340	197,528
Gilead Sciences, Inc. (a)	3,840	165,504

		560,295

Capital Markets—1.3%
Goldman Sachs Group, Inc.	550	79,514
Legg Mason, Inc.	2,800	53,984

		133,498

Chemicals—2.2%
Air Products & Chemicals, Inc.	3,340	216,365

Communications Equipment—5.5%
Cisco Systems, Inc. (a)	14,020	259,370
Corning, Inc.	18,570	272,979
QUALCOMM, Inc.	490	21,359

		553,708

Computers & Peripherals—7.3%
Apple, Inc. (a)	4,250	577,192
EMC Corp. (a)	13,500	158,625

		735,817

Diversified Financial Services—3.3%
Bank of America Corp.	9,390	105,825
JPMorgan Chase & Co.	6,190	228,411

		334,236

Diversified Telecommunication Services—3.8%
AT&T, Inc.	7,830	194,106
Verizon Communications, Inc.	6,370	186,386

		380,492

Electronic Equipment, Instruments & Components—1.2%
FLIR Systems, Inc. (a)	5,220	117,241

Energy Equipment & Services—9.2%
Cameron International Corp. (a)	6,690	208,929
National-Oilwell Varco, Inc. (a)	5,870	226,699
Schlumberger Ltd.	4,910	280,999
Weatherford International Ltd. (a)	9,860	204,102

		920,729

Food & Staples Retailing—4.0%
Walgreen Co.	5,660	168,611
Wal-Mart Stores, Inc.	4,650	231,291

		399,902

Food Products—0.4%
Archer-Daniels-Midland Co.	1,490	41,005

Health Care Equipment & Supplies—5.2%
Medtronic, Inc.	7,210	247,664
Varian Medical Systems, Inc. (a)	7,700	275,352

		523,016

	Shares	Value

Hotels, Restaurants & Leisure—3.7%
Starbucks Corp. (a)	20,060	$288,663
Starwood Hotels & Resorts Worldwide, Inc.	3,300	80,751

		369,414

Household Products—2.9%
Procter & Gamble Co.	5,710	296,577

Industrial Conglomerates—2.6%
General Electric Co.	19,260	259,625

Insurance—2.7%
Chubb Corp.	2,680	106,262
MetLife, Inc.	3,910	123,165
Travelers Cos., Inc.	1,010	41,067

		270,494

Internet Software & Services—1.1%
eBay, Inc. (a)	6,540	115,235

Machinery—2.3%
Caterpillar, Inc.	6,390	226,589

Media—1.3%
Omnicom Group, Inc.	4,410	134,505

Metals & Mining—2.7%
Alcoa, Inc.	6,580	60,668
Freeport-McMoRan Copper & Gold, Inc. (a)	3,880	211,188

		271,856

Oil, Gas & Consumable Fuels—3.9%
Chevron Corp.	4,010	267,347
ConocoPhillips	2,780	127,435

		394,782

Pharmaceuticals—6.5%
Johnson & Johnson	9,010	496,992
Pfizer, Inc.	10,430	158,432

		655,424

Semiconductors & Semiconductor Equipment—3.8%
Intel Corp.	13,050	205,146
Texas Instruments, Inc.	9,060	175,764

		380,910

Software—6.1%
Adobe Systems, Inc. (a)	7,900	222,622
Autodesk, Inc. (a)	8,110	174,040
Intuit, Inc. (a)	8,080	219,938

		616,600

Total Common Stock (cost—$10,223,549)		9,916,694

	Principal Amount (000s)	Value
Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 5/29/09, 0.10%, due 6/1/09, proceeds $231,002; collateralized by U.S. Treasury Bills, 0.146%, due 8/13/09, valued at $239,928 including accrued interest (cost—$231,000)	$231	$231,000

Total Investments (cost—$10,454,549)—100.9%		10,147,694

Liabilities in excess of other assets—(0.9)%		(86,180)

Net Assets—100.0%		$10,061,514

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	45

Schedule of Investments

Allianz RCM Global EcoTrendsSM Fund

May 31, 2009 (unaudited)

	Shares	Value

COMMON STOCK—94.5%
Australia—3.4%
Sims Metal Management Ltd.	182,590	$3,410,001

Austria—1.6%
Andritz AG	39,454	1,606,141

Belgium—0.9%
Hansen Transmissions International NV (b)	340,563	906,137

Denmark—10.4%
Novozymes A/S, Class B	35,757	2,849,918
Vestas Wind Systems A/S (b)	102,317	7,537,808

		10,387,726

Finland—2.0%
Fortum Oyj	43,166	1,059,803
Outotec Oyj	35,270	893,459

		1,953,262

France—9.6%
Alstom S.A.	22,514	1,436,599
Bureau Veritas S.A.	25,054	1,237,935
EDF Energies Nouvelles S.A.	41,610	1,960,297
Suez Environnement S.A. (b)	270,562	4,927,942

		9,562,773

Germany—6.3%
BASF SE	20,991	890,214
GEA Group AG	67,921	1,059,734
K&S AG	20,502	1,536,270
Rational AG	5,344	574,481
Siemens AG	14,861	1,086,262
Wacker Chemie AG	8,975	1,128,772

		6,275,733

Hong Kong—1.3%
Guangdong Investment Ltd.	2,620,000	1,341,035

Italy—1.1%
Hera SpA	483,023	1,111,860

Japan—4.2%
East Japan Railway Co.	14,800	883,628
Horiba Ltd.	36,900	900,794
Kurita Water Industries Ltd.	85,900	2,373,983

		4,158,405

Netherlands—0.8%
Arcadis NV	52,542	825,615

Philippines—1.8%
Manila Water Co., Inc.	2,384,800	712,819
PNOC Energy Development Corp.	14,184,475	1,114,779

		1,827,598

Portugal—1.5%
Energias de Portugal S.A.	383,502	1,544,370

Spain—11.9%
EDP Renovaveis S.A. (b)	88,766	944,165
Gamesa Corp. Tecnologica S.A.	245,305	5,514,507
Iberdrola Renovables S.A. (b)	1,095,044	5,423,913

		11,882,585

	Shares	Value
Switzerland—0.9%
ABB Ltd. (b)	56,335	$931,433

United Kingdom—6.7%
Arriva PLC	66,317	477,943
Aveva Group PLC	110,268	1,315,523
Centrica PLC	225,985	902,422
Ceres Power Holdings PLC (b)	207,242	623,437
eaga PLC	362,509	748,667
RPS Group PLC	466,084	1,433,426
Spice PLC	1,082,010	1,213,440

		6,714,858

United States—30.1%
Covanta Holding Corp. (b)	173,433	2,620,573
Danaher Corp.	38,058	2,296,800
Donaldson Co., Inc.	27,279	919,030
ESCO Technologies, Inc. (b)	21,357	867,521
First Solar, Inc. (b)	28,689	5,450,910
FPL Group, Inc.	37,322	2,109,813
Itron, Inc. (b)	21,474	1,252,793
Monsanto Co.	9,529	782,807
Nalco Holding Co.	138,400	2,402,624
Ormat Technologies, Inc.	20,742	827,398
Pall Corp.	47,751	1,226,246
Stericycle, Inc. (b)	107,730	5,384,346
Sunpower Corp., Class A (b)	20,499	597,341
Tetra Tech, Inc. (b)	78,342	2,011,039
Thermo Fisher Scientific, Inc. (b)	33,842	1,316,792

		30,066,033

Total Common Stock (cost—$111,723,157)		94,505,565

	Principal Amount (000s)

Repurchase Agreement—5.2%
State Street Bank & Trust Co., dated 5/29/09, 0.10%, due 6/1/09, proceeds $5,186,043; collateralized by Federal Home Loan Bank, 0.875%, due 3/30/10, valued at $5,289,762 including accrued interest (cost—$5,186,000)	$5,186	5,186,000

Total Investments (cost—$116,909,157) (a)—99.7%		99,691,565

Other assets less liabilities—0.3%		349,510

Net Assets—100.0%		$100,041,075

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $64,439,532, representing 64.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(b) Non-income producing.

46	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz RCM Global Water Fund

May 31, 2009 (unaudited)

	Shares	Value

COMMON STOCK—91.0%
Austria—5.0%
Andritz AG	61,004	$2,483,425

Brazil—1.9%
Companhia de Saneamento Basico do Estado de Sao Paulo ADR	30,854	964,188

France—11.8%
Suez Environnement S.A. (b)	68,376	1,245,382
Veolia Environnement	157,838	4,671,209

		5,916,591

Hong Kong—2.0%
Guangdong Investment Ltd.	1,949,810	998,001

Italy—5.0%
ACEA SpA	77,679	1,005,141
Hera SpA	651,832	1,500,438

		2,505,579

Japan—4.2%
Kurita Water Industries Ltd.	77,000	2,128,017

Philippines—0.9%
Manila Water Co.	1,426,815	426,477

Singapore—0.5%
Epure International Ltd.	825,000	260,711

Switzerland—5.3%
Geberit AG	21,377	2,634,669

United Kingdom—18.6%
Northumbrian Water Group PLC	290,659	1,146,662
Pennon Group PLC	240,179	1,834,707
RPS Group PLC	161,497	496,679
Severn Trent PLC	134,598	2,451,621
United Utilities Group PLC	392,354	3,416,841

		9,346,510

United States—35.8%
American States Water Co.	12,240	383,724
American Water Works Co., Inc.	28,697	495,884
Aqua America, Inc.	98,081	1,617,356
Arch Chemicals, Inc.	18,248	512,769
California Water Service Group	13,540	471,463
Danaher Corp.	41,262	2,490,162
IDEX Corp.	83,942	1,960,046
ITT Corp.	75,816	3,122,103
Nalco Holding Co.	111,012	1,927,168
Pentair, Inc.	37,063	927,687
Tetra Tech, Inc. (b)	78,305	2,010,089
Valmont Industries, Inc.	7,350	504,283
Watts Water Technologies, Inc., Class A	74,009	1,517,924

		17,940,658

Total Common Stock (cost—$58,564,028)		45,604,826

	Principal Amount (000s)	Value

Repurchase Agreement—7.8%
State Street Bank & Trust Co., dated 5/29/09, 0.10%, due 6/1/09, proceeds $3,899,032; collateralized by U.S. Treasury Bills, 0.146%, due 8/13/09, valued at $3,978,806 including accrued interest (cost—$3,899,000)	$3,899	$3,899,000

Total Investments (cost—$62,463,028) (a)—98.8%		49,503,826

Other assets less liabilities—1.2%		605,027

Net Assets—100.0%		$50,108,853

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $26,699,980, representing 53.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	47

Schedule of Investments

Allianz RCM International Opportunities Fund

May 31, 2009 (unaudited)

	Shares	Value

COMMON STOCK—94.6%
Australia—2.5%
CSL Ltd.	3,912	$92,370
QBE Insurance Group Ltd.	8,658	135,857

		228,227

Belgium—1.5%
Anheuser-Busch InBev NV	3,875	136,658

Brazil—4.3%
Itau Unibanco Banco Multiplo S.A. ADR	10,700	171,735
Petroleo Brasileiro S.A. ADR	4,900	215,747

		387,482

Canada—0.6%
Shoppers Drug Mart Corp.	1,374	55,828

China—1.0%
China Life Insurance Co., Ltd.	25,000	91,735

Denmark—1.5%
Novo Nordisk AS, Class B	2,639	137,574

Finland—1.2%
Nokia Oyj	7,116	109,206

France—12.4%
BNP Paribas	3,689	255,639
LVMH Moet Hennessy Louis Vuitton S.A.	2,414	201,081
Total S.A.	5,539	319,552
Vinci S.A.	4,222	204,172
Vivendi Universal S.A.	5,164	136,656

		1,117,100

Germany—6.4%
BAYER AG	1,904	108,872
E.ON AG	3,865	137,190
K&S AG	1,894	141,923
Muenchener Rueckversicherungs-Gesellschaft AG	1,335	188,545

		576,530

Hong Kong—0.8%
China Mobile Ltd.	7,000	68,605

Israel—0.8%
Teva Pharmaceutical Industries Ltd. ADR	1,500	69,540

Italy—1.6%
Saipem SpA	5,508	141,733

Japan—17.0%
East Japan Railway Co.	1,600	95,527
Ibiden Co., Ltd.	4,900	140,664
KDDI Corp.	21	110,190
Komatsu Ltd.	6,900	100,544
Kubota Corp.	20,000	147,403
Mitsui & Co., Ltd.	10,200	130,786
Mitsui Fudosan Co., Ltd.	7,000	117,433
Mitsui OSK Lines Ltd.	14,000	99,801
Mizuho Financial Group, Inc.	43,200	103,870
Nintendo Co., Ltd.	200	53,972
Shionogi & Co., Ltd.	3,000	59,124
Sumitomo Mitsui Financial Group, Inc.	3,400	131,691
Toyota Motor Corp.	6,000	239,254

		1,530,259

Korea (Republic of)—0.7%
Samsung Electronics Co., Ltd. GDR (a)	300	66,450

	Shares	Value

Netherlands—1.1%
Koninklijke DSM NV	2,893	$101,204

Portugal—1.2%
Energias de Portugal S.A.	27,049	108,927

Spain—3.8%
Gamesa Corp. Tecnologica S.A.	2,459	55,279
Telefonica S.A.	13,104	283,864

		339,143

Sweden—3.1%
Atlas Copco AB, Class A	12,777	129,778
Hennes & Mauritz AB, Class B	3,147	150,721

		280,499

Switzerland—7.5%
ABB Ltd. (c)	9,429	155,897
Nestle S.A.	7,031	256,019
Roche Holdings AG	1,483	203,059
Syngenta AG	234	57,072

		672,047

Taiwan—1.5%
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	11,945	130,678

United Kingdom—24.1%
BG Group PLC	9,493	174,429
BHP Billiton PLC	13,781	330,303
Centrica PLC	18,289	73,033
HSBC Holdings PLC	30,641	277,547
Inmarsat PLC	19,886	166,207
Prudential PLC	27,557	191,654
Reckitt Benckiser Group PLC	5,343	232,735
Reed Elsevier PLC	17,040	138,387
Standard Chartered PLC	10,571	216,229
Vodafone Group PLC	122,234	229,953
Xstrata PLC	12,012	134,746

		2,165,223

Total Common Stock (cost—$8,997,993)		8,514,648

PREFERRED STOCK—1.7%
Germany—1.7%
Fresenius AG (cost—$178,539)	2,732	156,829

	Principal Amount (000s)
Repurchase Agreement—21.5%
State Street Bank & Trust Co., dated 5/29/09, 0.10%, due 6/1/09, proceeds $1,932,016; collateralized by U.S. Treasury Bills, 0.146%, due 8/13/09, valued at $1,974,408 including accrued interest (cost—$1,932,000)	$1,932	1,932,000

Total Investments (cost—$11,108,532) (b)—117.8%		10,603,477

Liabilities in excess of other assets—(17.8)%		(1,601,718)

Net Assets—100.0%		$9,001,759

Notes to Schedule of Investments:
(a) 144A Security—exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $7,961,499, representing 88.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

48	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	49

Statements of Assets and Liabilities

May 31, 2009 (Unaudited)
	AGI Solutions 2015	AGI Solutions 2020	AGI Solutions 2030	AGI Solutions 2040	AGI Solutions 2050

Assets:
Investments, at value	$—	$—	$—	$—	$—
Investments in Affiliates, at value	3,278,808	3,251,401	3,321,093	3,362,795	3,385,795
Repurchase agreements, at value	—	—	—	—	—
Cash	29,157	20,040	33,487	38,794	19,302
Foreign currency, at value	—	—	—	—	—
Receivable for investments sold	—	—	—	—	—
Receivable for Fund shares sold	5,000	—	1,131	500	20,000
Dividends and interest receivable (net of foreign taxes)	—	—	—	—	—
Dividends and interest receivable from Affiliates (net of foreign taxes)	8,465	8,895	6,235	3,459	3,478
Unrealized appreciation on swaps	—	—	—	—	—
Receivable from Investment Manager	62,426	62,355	62,405	63,306	63,123
Variation margin receivable	—	—	—	—	—
Prepaid expenses	7,446	7,446	7,421	7,444	7,384
Total Assets	3,391,302	3,350,137	3,431,772	3,476,298	3,499,082

Liabilities:
Payable for investments purchased	$—	$—	$—	$—	$—
Payable for investments in Affiliates purchased	8,465	8,895	6,235	3,459	3,478
Payable for Fund shares redeemed	—	—	—	—	—
Variation margin payable	—	—	—	—	—
Investment management fees payable	—	—	—	—	—
Distribution fees payable	42	19	20	30	19
Servicing fees payable	17	10	11	13	13
Payable for organizational expenses	38,000	38,000	38,000	38,000	38,000
Payable for short selling expenses	—	—	—	—	—
Accrued expenses	40,883	40,895	40,945	41,053	41,062
Total Liabilities	87,407	87,819	85,211	82,555	82,572
Net Assets	$3,303,895	$3,262,318	$3,346,561	$3,393,743	$3,416,510

Shares of beneficial interest:
Par value ($0.00001 per share)	$2	$2	$2	$2	$2
Paid-in capital in excess of par	3,046,223	3,002,809	3,011,919	3,025,970	3,049,626
Undistributed net investment income	49,608	51,283	40,449	34,082	33,555
Accumulated net realized gain (loss)	3,707	4,971	3,842	1,380	246
Net unrealized appreciation (depreciation) of investments, futures contracts, swaps and foreign currency transactions	204,355	203,253	290,349	332,309	333,081
Net Assets	$3,303,895	$3,262,318	$3,346,561	$3,393,743	$3,416,510

Cost of Investments	$—	$—	$—	$—	$—
Cost of Investments in Affiliates	$3,074,453	$3,048,148	$3,030,744	$3,030,486	$3,052,714
Cost of Repurchase Agreements	$—	$—	$—	$—	$—
Cost of Foreign Currency	$—	$—	$—	$—	$—

50	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

AGI Solutions Growth Allocation	AGI Solutions Retirement Income	NACM Global Equity 130/30	NACM International Growth	RCM All Horizons	RCM Disciplined Equity	RCM Global EcoTrendsSM	RCM Global Water	RCM International Opportunities

$—	$—	$3,438,533	$6,544,510	$1,515,187	$9,916,694	$94,505,565	$45,604,826	$8,671,477
3,329,960	3,247,087	—	—	—	—	—	—	—
—	—	195,000	156,000	114,000	231,000	5,186,000	3,899,000	1,932,000
19,678	32,065	749	224	943	779	679	488	7
—	—	150	1,668	1,201	—	50,624	65,896	18,099
—	—	—	—	135	74,145	—	7,001	12,045
—	—	—	—	945	16,070	300,670	277,497	—
—	—	13,841	70,203	5,663	15,747	359,929	523,299	30,551

3,401	8,463	—	—	—	—	—	—	—
—	—	3,273	—	—	—	—	—	—
11,868	61,463	35,613	10,391	39,212	34,776	—	—	35,485
—	—	34,762	—	—	—	—	—	—
—	7,384	32,410	7,226	32,443	32,448	15,929	35,482	32,446
3,364,907	3,356,462	3,754,331	6,790,222	1,709,729	10,321,659	100,419,396	50,413,489	10,732,110

$—	$—	$76,566	$36,198	$6,202	$62,069	$72	$156	$1,539,431
3,401	8,463	—	—	—	—	—	—	—
—	—	—	—	—	—	174,652	95,440	—
—	—	551	—	—	—	—	—	—
—	—	—	—	—	—	80,169	37,919	—
11	19	6	10	17	169	2,355	11,994	8
9	12	9	10	8	217	19,006	8,145	6
—	38,000	15,340	—	—	—	—	—	—
—	—	10,860	—	—	—	—	—	—
12,467	40,921	169,123	27,114	195,878	197,690	102,067	150,982	190,906
15,888	87,415	272,455	63,332	202,105	260,145	378,321	304,636	1,730,351
$3,349,019	$3,269,047	$3,481,876	$6,726,890	$1,507,624	$10,061,514	$100,041,075	$50,108,853	$9,001,759

$2	$2	$3	$17	$1	$8	$51	$74	$8
3,002,471	3,036,670	5,104,930	26,147,643	2,065,053	10,299,631	139,723,782	77,609,043	9,896,829
4,992	30,634	7,758	72,344	10,991	23,859	198,497	275,747	65,607
—	3,727	(1,234,285)	(20,062,849)	(652,511)	44,871	(22,669,004)	(14,827,385)	(456,034)
341,554	198,014	(396,530)	569,735	84,090	(306,855)	(17,212,251)	(12,948,626)	(504,651)
$3,349,019	$3,269,047	$3,481,876	$6,726,890	$1,507,624	$10,061,514	$100,041,075	$50,108,853	$9,001,759

$—	$—	$3,855,321	$5,980,101	$1,431,326	$10,223,549	$111,723,157	$58,564,028	$9,176,532
$2,988,406	$3,049,073	$—	$—	$—	$—	$—	$—	$—
$—	$—	$195,000	$156,000	$114,000	$231,000	$5,186,000	$3,899,000	$1,932,000
$—	$—	$148	$1,644	$1,194	$—	$49,208	$65,217	$18,064

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	51

Statements of Assets and Liabilities  (Cont.)

May 31, 2009 (Unaudited)
	AGI Solutions 2015	AGI Solutions 2020	AGI Solutions 2030	AGI Solutions 2040	AGI Solutions 2050

Net Assets:
Class A	$19,248	$13,387	$11,075	$11,206	$34,030
Class C	51,325	10,828	11,069	30,987	11,169
Class D	10,836	11,360	23,862	20,996	39,603
Class R	10,819	10,832	11,078	11,175	11,186
Class P	10,839	10,852	11,098	11,195	11,205
Institutional Class	3,189,985	3,194,203	3,267,271	3,296,978	3,298,108
Administrative Class	10,843	10,856	11,108	11,206	11,209

Shares Issued and Outstanding:
Class A	1,185	823	667	667	2,028
Class C	3,170	667	667	1,852	667
Class D	667	698	1,434	1,251	2,359
Class R	666	666	666	666	666
Class P	666	666	666	666	666
Institutional Class	196,000	196,000	196,000	196,000	196,000
Administrative Class	667	667	667	667	667

Net Asset Value and Redemption Price Per Share
Class A	$16.24	$16.27	$16.60	$16.80	$16.78
Class C	16.19	16.23	16.60	16.73	16.75
Class D	16.25	16.28	16.64	16.78	16.79
Class R	16.24	16.26	16.63	16.78	16.79
Class P	16.27	16.29	16.66	16.81	16.82
Institutional Class	16.28	16.30	16.67	16.82	16.83
Administrative Class	16.26	16.28	16.65	16.80	16.81

52	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

AGI Solutions Growth Allocation	AGI Solutions Retirement Income	NACM Global Equity 130/30	NACM International Growth	RCM All Horizons	RCM Disciplined Equity	RCM Global EcoTrendsSM	RCM Global Water	RCM International Opportunities

$13,698	$18,762	$72,457	$11,609	$8,232	$858,885	$90,400,612	$20,374,934	$7,116
11,138	10,793	8,967	16,449	28,629	310,271	4,186,949	19,588,771	12,832
11,145	19,808	6,754	11,609	7,258	8,191	94,225	8,035	7,116
11,149	10,820	—	11,599	—	—	—	—	—
11,161	10,837	6,763	11,619	7,276	8,209	5,343,147	10,119,961	7,132
3,279,569	3,187,197	3,386,935	6,664,005	1,456,229	8,875,958	16,142	17,152	8,967,563
11,159	10,830	—	—	—	—	—	—	—

819	1,164	7,160	2,941	757	71,607	4,563,177	2,990,216	670
666	670	891	4,177	2,649	26,029	212,270	2,886,818	1,212
666	1,228	667	2,941	668	681	4,752	1,180	670
667	671	—	2,941	—	—	—	—	—
667	671	666	2,941	669	682	269,193	1,487,514	671
196,000	197,358	333,333	1,684,195	133,851	737,555	813	2,539	843,858
667	671	—	—	—	—	—	—	—

$16.73	$16.12	$10.12	$3.95	$10.87	$11.99	$19.81	$6.81	$10.62
16.72	16.11	10.06	3.94	10.81	11.92	19.72	6.79	10.59
16.73	16.13	10.13	3.95	10.87	12.03	19.83	6.81	10.62
16.72	16.13	—	3.94	—	—	—	—	—
16.73	16.15	10.15	3.95	10.88	12.04	19.85	6.80	10.63
16.73	16.15	10.16	3.96	10.88	12.03	19.85	6.76	10.63
16.73	16.14	—	—	—	—	—	—	—

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	53

Statements of Operations

For the Periods ended May 31, 2009 (Unaudited)
	AGI Solutions 2015*	AGI Solutions 2020*	AGI Solutions 2030*	AGI Solutions 2040*	AGI Solutions 2050*

Investment Income:
Interest	$1	$1	$1	$1	$1
Dividends, net of foreign withholding taxes	—	—	—	—	—
Dividends from investments in Affiliates	52,341	54,303	44,698	37,434	36,875
Miscellaneous income	—	—	—	—	—
Total Income	52,342	54,304	44,699	37,435	36,876

Expenses:
Investment management fees	10,219	10,125	10,656	10,502	10,488
Distribution and/or servicing fees — Administrative Class	11	10	11	11	11
Distribution fees — Class C	80	32	31	53	31
Distribution fees — Class R	11	11	11	10	10
Servicing fees — Class A	12	12	11	10	13
Servicing fees — Class C	26	10	10	18	10
Servicing fees — Class D	11	11	13	12	12
Servicing fees — Class R	11	11	10	10	11
Administrative servicing fees — Class P	4	4	4	4	4
Legal fees	3,144	3,144	3,144	3,144	3,144
Short selling expense	—	—	—	—	—
Trustees’ fees	5,031	5,031	5,031	5,031	5,031
Audit and tax services fees	13,661	13,661	13,661	13,661	13,661
Registration fees	3,219	3,220	3,217	3,221	3,282
Custodian and accounting agent fees	16,728	16,728	16,751	16,760	16,767
Shareholder communications fees	9,107	9,107	9,107	9,107	9,107
Transfer agent fees	6,288	6,288	6,288	6,288	6,288
Organizational expenses	38,000	38,000	38,000	38,000	38,000
Miscellaneous expenses	2,096	2,096	2,096	2,096	2,096
Total Expenses	107,659	107,501	108,052	107,938	107,966
Less: Waiver/Reimbursement from Investment Manager	(104,925)	(104,480)	(103,802)	(104,585)	(104,645)
Net Expenses	2,734	3,021	4,250	3,353	3,321
Net Investment Income	49,608	51,283	40,449	34,082	33,555

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	—	—	—	—	—
Investments in Affiliates	3,707	4,971	3,842	1,380	246
Futures contracts	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	—	—	—	—	—
Investments in Affiliates	204,355	203,253	290,349	332,309	333,081
Swaps	—	—	—	—	—
Futures contracts	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—
Net Realized and Change in Unrealized Gain	208,062	208,224	294,191	333,689	333,327
Net Increase in Net Assets Resulting from Investment Operations	$257,670	$259,507	$334,640	$367,771	$366,882
*	Commencement of operations December 29, 2008.
**	Commencement of operations April 27, 2009.

54	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

AGI Solutions Growth Allocation**	AGI Solutions Retirement Income*	NACM Global Equity 130/30	NACM International Growth	RCM All Horizons	RCM Disciplined Equity	RCM Global EcoTrendsSM	RCM Global Water	RCM International Opportunities

$8	$1	$35	$58	$59	$40	$3,697	$991	$80
—	—	42,122	105,142	16,587	42,866	982,485	839,502	81,154
5,722	54,307	—	—	—	—	—	—	—
—	—	9	—	4	4	1,733	501	4
5,730	54,308	42,166	105,200	16,650	42,910	987,915	840,994	81,238

2,526	9,611	17,104	25,095	6,094	12,592	416,791	209,413	13,213
2	11	—	—	—	—	—	—	—
8	32	30	25	54	425	8,617	66,657	38
2	11	—	8	—	—	—	—	—
3	15	14	8	8	298	98,317	23,234	8
3	11	10	9	18	142	2,872	22,219	12
2	12	8	8	7	9	35	8	8
2	11	—	8	—	—	—	—	—
1	4	4	3	4	4	1,183	3,852	3
699	3,144	10,010	1,534	10,010	10,010	18,200	10,010	10,010
—	—	7,774	—	—	—	—	—	—
1,118	5,031	5,642	5,900	5,642	5,642	13,286	8,372	5,642
3,036	13,661	53,144	15,576	53,144	53,144	28,210	23,296	53,144
—	3,282	30,495	10,902	30,449	30,450	9,787	19,864	30,449
3,726	16,767	49,868	19,470	49,868	49,868	73,892	52,780	49,868
2,024	9,107	26,572	5,900	26,572	26,572	43,134	29,848	26,572
1,397	6,288	24,934	1,416	24,934	24,934	8,190	910	24,934
—	38,000	—	—	—	—	—	—	—
466	2,096	4,605	2,389	4,575	4,596	3,734	3,720	4,597
15,015	107,094	230,214	88,251	211,379	218,686	726,248	474,183	218,498
(14,277)	(104,157)	(193,594)	(55,396)	(202,934)	(199,992)	—	—	(199,758)
738	2,937	36,620	32,855	8,445	18,694	726,248	474,183	18,740
4,992	51,371	5,546	72,345	8,205	24,216	261,667	366,811	62,498

—	—	(626,491)	(5,027,850)	(364,134)	72,377	(10,692,412)	(7,686,541)	(389,428)
—	3,727	—	—	—	—	—	—	—
—	—	(6,437)	—	—	—	—	—	—
—	—	1,966	20,721	631	—	212,743	(187,321)	(7,523)

—	—	771,359	5,694,853	518,466	644,754	27,389,077	12,213,962	1,010,696
341,554	198,014	—	—	—	—	—	—	—
—	—	3,273	—	—	—	—	—	—
—	—	26,551	—	—	—	—	—	—
—	—	(26)	3,473	142	—	27,518	134,097	(38)
341,554	201,741	170,195	691,197	155,105	717,131	16,936,926	4,474,197	613,707

$346,546	$253,112	$175,741	$763,542	$163,310	$741,347	$17,198,593	$4,841,008	$676,205

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	55

Statements of Changes in Net Assets

	AGI Solutions 2015	AGI Solutions 2020

	Period December 29, 2008** through May 31, 2009 (unaudited)	Period December 29, 2008** through May 31, 2009 (unaudited)

Increase in Net Assets from:

Investment Operations:
Net investment income	$49,608	$51,283
Net realized gain on investments in Affiliates	3,707	4,971
Net change in unrealized appreciation/depreciation of investments in Affiliates	204,355	203,253
Net increase resulting from investment operations	257,670	259,507

Dividends to Shareholders from:
Net investment income
Class A	—	—
Class C	—	—
Class D	—	—
Class R	—	—
Class P	—	—
Institutional Class	—	—
Administrative Class	—	—
Total Dividends to Shareholders	—	—

Fund Share Transactions:
Net proceeds from the sale of shares	46,225	2,811
Issued in reinvestment of dividends	—	—
Net increase from Fund share transactions	46,225	2,811
Total Increase in Net Assets	303,895	262,318

Net Assets:
Beginning of period	3,000,000	3,000,000
End of period*	$3,303,895	$3,262,318
* Including undistributed net investment income of:	$49,608	$51,283
**	Commencement of operations.

56	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

AGI Solutions 2030	AGI Solutions 2040	AGI Solutions 2050	AGI Solutions Growth Allocation	AGI Solutions Retirement Income

Period December 29, 2008** through May 31, 2009 (unaudited)	Period December 29, 2008** through May 31, 2009 (unaudited)	Period December 29, 2008** through May 31, 2009 (unaudited)	Period April 27, 2009** through May 31, 2009 (unaudited)	Period December 29, 2008** through May 31, 2009 (unaudited)

$40,449	$34,082	$33,555	$4,992	$51,371
3,842	1,380	246	—	3,727
290,349	332,309	333,081	341,554	198,014
334,640	367,771	366,882	346,546	253,112

—	—	—	—	(121)
—	—	—	—	(47)
—	—	—	—	(63)
—	—	—	—	(58)
—	—	—	—	(67)
—	—	—	—	(20,317)
—	—	—	—	(64)
—	—	—	—	(20,737)

11,921	25,972	49,628	2,473	15,935
—	—	—	—	20,737
11,921	25,972	49,628	2,473	36,672
346,561	393,743	416,510	349,019	269,047

3,000,000	3,000,000	3,000,000	3,000,000	3,000,000
$3,346,561	$3,393,743	$3,416,510	$3,349,019	$3,269,047
$40,449	$34,082	$33,555	$4,992	$30,634

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	57

Statements of Changes in Net Assets  (Cont.)

	NACM Global Equity 130/30		NACM International Growth

	Six Months ended May 31, 2009 (unaudited)	Period July 15, 2008** through November 30, 2008	Six Months ended May 31, 2009 (unaudited)	April 1, 2008† through November 30, 2008	Year ended March 31, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$5,546	$(2,511)	$72,345	$288,832	$515,715
Net realized gain (loss) on investments, swaps, futures contracts and foreign currency transactions	(630,962)	(598,636)	(5,007,129)	(2,735,723)	22,032,681
Net change in unrealized appreciation/depreciation of investments, futures contracts and foreign currency transactions	801,157	(1,197,687)	5,698,326	(6,837,955)	(10,216,944)
Net increase (decrease) resulting from investment operations	175,741	(1,798,834)	763,542	(9,284,846)	12,331,452

Dividends and Distributions to Shareholders from:
Net investment income
Class A	—	—	—	—	(102,579)
Class C	—	—	—	—	—
Class D	—	—	—	—	—
Class P	—	—	—	—	—
Institutional Class	—	—	(335,280)	—	—
Class II — (Liquidated)	—	—	(340,309)	—	(264,648)
Class R — (Liquidated)	—	—	(59,818)	—	(122,626)
Net realized gains
Class A	—	—	—	—	(6,119,767)
Class C	—	—	—	—	—
Class D	—	—	—	—	—
Class P	—	—	—	—	—
Institutional Class	—	—	(1,375,956)	—	—
Class II — (Liquidated)	—	—	(1,427,888)	—	(7,384,655)
Class R — (Liquidated)	—	—	(408,740)	—	(2,036,861)
Total Dividends and Distributions to Shareholders	—	—	(3,947,991)	—	(16,031,136)

Fund Share Transactions:
Net proceeds from the sale of shares	62,969	2,000	3,498,195	2,193,416	17,916,020
Issued in reinvestment of dividends and distributions	—	—	3,745,981	—	16,026,700
Cost of shares redeemed	—	—	(10,224,844)	(3,626,013)	(76,347,076)
Net increase (decrease) from Fund share transactions	62,969	2,000	(2,980,668)	(1,432,597)	(42,404,356)
Fund Redemption Fees	—	—	—	—	—
Total Increase (Decrease) in Net Assets	238,710	(1,796,834)	(6,165,117)	(10,717,443)	(46,104,040)

Net Assets:
Beginning of period	3,243,166	5,040,000	12,892,007	23,609,450	69,713,490
End of period*	$3,481,876	$3,243,166	$6,726,890	$12,892,007	$23,609,450
* Including undistributed (dividends in excess of) net investment income of:	$7,758	$2,212	$72,344	$749,388	$460,556
†	Year end changed from March 31st to November 30th
**	Commencement of Operations.

58	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

RCM All Horizons		RCM Disciplined Equity		RCM Global EcoTrendsSM		RCM Global Water		RCM International Opportunities

Six Months ended May 31, 2009 (unaudited)	Period July 15, 2008** through November 30, 2008	Six Months ended May 31, 2009 (unaudited)	Period July 15, 2008** through November 30, 2008	Six Months ended May 31, 2009 (unaudited)	Year ended November 30, 2008	Six Months ended May 31, 2009 (unaudited)	Period March 31, 2008** through November 30, 2008	Six Months ended May 31, 2009 (unaudited)	Period July 15, 2008** through November 30, 2008

$8,205	$4,172	$24,216	$12,197	$261,667	$(1,248,532)	$366,811	$1,372,342	$62,498	$13,314

(363,503)	(285,295)	72,377	11,050	(10,479,669)	(12,631,205)	(7,873,862)	(7,178,263)	(396,951)	(50,381)

518,608	(434,518)	644,754	(951,609)	27,416,595	(93,638,056)	12,348,059	(25,296,685)	1,010,658	(1,515,309)
163,310	(715,641)	741,347	(928,362)	17,198,593	(107,517,793)	4,841,008	(31,102,606)	676,205	(1,552,376)

(12)	—	(342)	—	—	—	(572,330)	—	(34)	—
(1)	—	(306)	—	—	—	(467,207)	—	(8)	—
(12)	—	(25)	—	—	—	(193)	—	(34)	—
(22)	—	(36)	—	—	—	(270,826)	—	(43)	—
(5,095)	—	(11,932)	—	—	—	(637)	—	(18,824)	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

—	—	(1,033)	—	—	(1,871,021)	—	—	—	—
—	—	(907)	—	—	—	—	—	—	—
—	—	(121)	—	—	—	—	—	—	—
—	—	(121)	—	—	—	—	—	—	—
—	—	(36,374)	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
(5,142)	—	(51,197)	—	—	(1,871,021)	(1,311,193)	—	(18,943)	—

16,945	3,010	7,078,693	133,963	15,584,859	58,850,885	8,425,664	89,944,383	5,837,930	—
5,142	—	51,198	—	—	167,254	101,368	—	18,943	—
—	—	(4,128)	—	(14,214,514)	(44,497,508)	(9,479,646)	(11,448,615)	—	—
22,087	3,010	7,125,763	133,963	1,370,345	14,520,631	(952,614)	78,495,768	5,856,873	—
—	—	—	—	804	2,740	1,062	7,428	—	—
180,255	(712,631)	7,815,913	(794,399)	18,569,742	(94,865,443)	2,578,263	47,400,590	6,514,135	(1,552,376)

1,327,369	2,040,000	2,245,601	3,040,000	81,471,333	176,336,776	47,530,590	130,000	2,487,624	4,040,000
$1,507,624	$1,327,369	$10,061,514	$2,245,601	$100,041,075	$81,471,333	$50,108,853	$47,530,590	$9,001,759	$2,487,624

$10,991	$7,928	$23,859	$12,284	$198,497	$(63,170)	$275,747	$1,220,129	$65,607	$22,052

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	59

Financial Highlights

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (a)	Total from Investment Operations
AGI Solutions 2015:
Class A
12/29/2008* - 5/31/2009+	$15.00	$0.23	$1.01	$1.24
Class C
12/29/2008* - 5/31/2009+	$15.00	$0.19	$1.00	$1.19
Class D
12/29/2008* - 5/31/2009+	$15.00	$0.23	$1.02	$1.25
Class R
12/29/2008* - 5/31/2009+	$15.00	$0.21	$1.03	$1.24
Class P
12/29/2008* - 5/31/2009+	$15.00	$0.24	$1.03	$1.27
Institutional Class
12/29/2008* - 5/31/2009+	$15.00	$0.25	$1.03	$1.28
Administrative Class
12/29/2008* - 5/31/2009+	$15.00	$0.23	$1.03	$1.26

AGI Solutions 2020:
Class A
12/29/2008* - 5/31/2009+	$15.00	$0.24	$1.03	$1.27
Class C
12/29/2008* - 5/31/2009+	$15.00	$0.19	$1.04	$1.23
Class D
12/29/2008* - 5/31/2009+	$15.00	$0.24	$1.04	$1.28
Class R
12/29/2008* - 5/31/2009+	$15.00	$0.22	$1.04	$1.26
Class P
12/29/2008* - 5/31/2009+	$15.00	$0.25	$1.04	$1.29
Institutional Class
12/29/2008* - 5/31/2009+	$15.00	$0.26	$1.04	$1.30
Administrative Class
12/29/2008* - 5/31/2009+	$15.00	$0.24	$1.04	$1.28
*	Commencement of operations.
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

60	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement (c)(d)	Ratio of Expenses to Average Net Assets without Waiver and Reimbursement (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover

$16.24	8.27%	$19	0.50%	6.97%	3.62%	4%

$16.19	7.93%	$51	1.25%	7.73%	2.94%	4%

$16.25	8.33%	$11	0.50%	6.96%	3.59%	4%

$16.24	8.27%	$11	0.75%	7.05%	3.34%	4%

$16.27	8.47%	$11	0.30%	6.82%	3.79%	4%

$16.28	8.53%	$3,190	0.20%	6.68%	3.89%	4%

$16.26	8.40%	$11	0.45%	6.96%	3.64%	4%

$16.27	8.47%	$13	0.53%	7.02%	3.75%	5%

$16.23	8.20%	$11	1.28%	7.76%	3.01%	5%

$16.28	8.53%	$11	0.53%	7.00%	3.75%	5%

$16.26	8.40%	$11	0.78%	7.10%	3.50%	5%

$16.29	8.60%	$11	0.33%	6.88%	3.95%	5%

$16.30	8.67%	$3,194	0.23%	6.73%	4.05%	5%

$16.28	8.53%	$11	0.48%	7.02%	3.80%	5%

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	61

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (a)	Total from Investment Operations
AGI Solutions 2030:
Class A
12/29/2008* - 5/31/2009+	$15.00	$0.18	$1.42	$1.60
Class C
12/29/2008* - 5/31/2009+	$15.00	$0.14	$1.46	$1.60
Class D
12/29/2008* - 5/31/2009+	$15.00	$0.18	$1.46	$1.64
Class R
12/29/2008* - 5/31/2009+	$15.00	$0.17	$1.46	$1.63
Class P
12/29/2008* - 5/31/2009+	$15.00	$0.20	$1.46	$1.66
Institutional Class
12/29/2008* - 5/31/2009+	$15.00	$0.20	$1.47	$1.67
Administrative Class
12/29/2008* - 5/31/2009+	$15.00	$0.19	$1.46	$1.65

AGI Solutions 2040:
Class A
12/29/2008* - 5/31/2009+	$15.00	$0.15	$1.65	$1.80
Class C
12/29/2008* - 5/31/2009+	$15.00	$0.11	$1.62	$1.73
Class D
12/29/2008* - 5/31/2009+	$15.00	$0.15	$1.63	$1.78
Class R
12/29/2008* - 5/31/2009+	$15.00	$0.14	$1.64	$1.78
Class P
12/29/2008* - 5/31/2009+	$15.00	$0.16	$1.65	$1.81
Institutional Class
12/29/2008* - 5/31/2009+	$15.00	$0.17	$1.65	$1.82
Administrative Class
12/29/2008* - 5/31/2009+	$15.00	$0.16	$1.64	$1.80
*	Commencement of operations.
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to confirm to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

62	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement (c)(d)	Ratio of Expenses to Average Net Assets without Waiver and Reimbursement (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover

$16.60	10.67%	$11	0.63%	7.13%	2.93%	6%

$16.60	10.67%	$11	1.38%	7.86%	2.18%	6%

$16.64	10.93%	$24	0.63%	7.11%	2.79%	6%

$16.63	10.87%	$11	0.88%	7.17%	2.68%	6%

$16.66	11.07%	$11	0.43%	6.98%	3.13%	6%

$16.67	11.13%	$3,267	0.33%	6.84%	3.23%	6%

$16.65	11.00%	$11	0.58%	7.12%	2.98%	6%

$16.80	12.00%	$11	0.56%	7.22%	2.46%	5%

$16.73	11.53%	$31	1.31%	7.97%	1.83%	5%

$16.78	11.87%	$21	0.56%	7.28%	2.46%	5%

$16.78	11.87%	$11	0.81%	7.28%	2.22%	5%

$16.81	12.07%	$12	0.36%	7.07%	2.67%	5%

$16.82	12.13%	$3,297	0.26%	6.93%	2.77%	5%

$16.80	12.00%	$11	0.51%	7.22%	2.52%	5%

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	63

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (a)	Total from Investment Operations
AGI Solutions 2050:
Class A
12/29/2008* - 5/31/2009+	$15.00	$0.15	$1.63	$1.78
Class C
12/29/2008* - 5/31/2009+	$15.00	$0.10	$1.65	$1.75
Class D
12/29/2008* - 5/31/2009+	$15.00	$0.15	$1.64	$1.79
Class R
12/29/2008* - 5/31/2009+	$15.00	$0.13	$1.66	$1.79
Class P
12/29/2008* - 5/31/2009+	$15.00	$0.16	$1.66	$1.82
Institutional Class
12/29/2008* - 5/31/2009+	$15.00	$0.17	$1.66	$1.83
Administrative Class
12/29/2008* - 5/31/2009+	$15.00	$0.15	$1.66	$1.81

AGI Solutions Growth Allocation:
Class A
4/27/2009* - 5/31/2009+	$15.00	$0.02	$1.71	$1.73
Class C
4/27/2009* - 5/31/2009+	$15.00	$0.01	$1.71	$1.72
Class D
4/27/2009* - 5/31/2009+	$15.00	$0.02	$1.71	$1.73
Class R
4/27/2009* - 5/31/2009+	$15.00	$0.02	$1.70	$1.72
Class P
4/27/2009* - 5/31/2009+	$15.00	$0.02	$1.71	$1.73
Institutional Class
4/27/2009* - 5/31/2009+	$15.00	$0.03	$1.70	$1.73
Administrative Class
4/27/2009* - 5/31/2009+	$15.00	$0.02	$1.71	$1.73
*	Commencement of operations.
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

64	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement (c)(d)	Ratio of Expenses to Average Net Assets without Waiver and Reimbursement (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover

$16.78	11.87%	$34	0.56%	7.29%	2.37%	4%

$16.75	11.67%	$11	1.31%	7.97%	1.68%	4%

$16.79	11.93%	$40	0.56%	7.23%	2.37%	4%

$16.79	11.93%	$11	0.81%	7.29%	2.17%	4%

$16.82	12.13%	$12	0.36%	7.09%	2.62%	4%

$16.83	12.20%	$3,298	0.26%	6.95%	2.72%	4%

$16.81	12.07%	$11	0.51%	7.23%	2.48%	4%

$16.73	11.53%	$14	0.54%	5.33%	1.50%	0%

$16.72	11.47%	$11	1.29%	6.06%	0.65%	0%

$16.73	11.53%	$11	0.54%	5.31%	1.39%	0%

$16.72	11.47%	$11	0.79%	5.41%	1.13%	0%

$16.73	11.53%	$11	0.34%	5.17%	1.59%	0%

$16.73	11.53%	$3,280	0.24%	5.04%	1.69%	0%

$16.73	11.53%	$11	0.49%	5.31%	1.45%	0%

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	65

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
AGI Solutions Retirement Income:
Class A
12/29/2008* - 5/31/2009+	$15.00	$0.23	$0.99	$1.22	$(0.10)
Class C
12/29/2008* - 5/31/2009+	$15.00	$0.19	$0.99	$1.18	$(0.07)
Class D
12/29/2008* - 5/31/2009+	$15.00	$0.24	$0.98	$1.22	$(0.09)
Class R
12/29/2008* - 5/31/2009+	$15.00	$0.22	$1.00	$1.22	$(0.09)
Class P
12/29/2008* - 5/31/2009+	$15.00	$0.25	$1.00	$1.25	$(0.10)
Institutional Class
12/29/2008* - 5/31/2009+	$15.00	$0.26	$0.99	$1.25	$(0.10)
Administrative Class
12/29/2008* - 5/31/2009+	$15.00	$0.24	$1.00	$1.24	$(0.10)

NACM Global Equity 130/30:
Class A
5/31/2009+	$9.63	$0.03	$0.46	$0.49	$—
7/15/2008* - 11/30/2008	15.00	(0.02)	(5.35)	(5.37)	—
Class C
5/31/2009+	$9.61	$(0.03)	$0.48	$0.45	$—
7/15/2008* - 11/30/2008	15.00	(0.06)	(5.33)	(5.39)	—
Class D
5/31/2009+	$9.63	$— (e)	$0.50	$0.50	$—
7/15/2008* - 11/30/2008	15.00	(0.02)	(5.35)	(5.37)	—
Class P
5/31/2009+	$9.64	$0.01	$0.50	$0.51	$—
7/15/2008* - 11/30/2008	15.00	(0.01)	(5.35)	(5.36)	—
Institutional Class
5/31/2009+	$9.65	$0.02	$0.49	$0.51	$—
7/15/2008* - 11/30/2008	15.00	(0.01)	(5.34)	(5.35)	—
*	Commencement of operations.
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Less than 0.01.

66	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement (c)		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover

$16.12	8.22%	$18	0.52	%(d)	7.01	%(d)	3.73	%(d)	4%

$16.11	7.91%	$11	1.27	%(d)	7.61	%(d)	2.95	%(d)	4%

$16.13	8.21%	$20	0.52	%(d)	6.91	%(d)	3.76	%(d)	4%

$16.13	8.16%	$11	0.77	%(d)	6.95	%(d)	3.45	%(d)	4%

$16.15	8.39%	$11	0.32	%(d)	6.72	%(d)	3.89	%(d)	4%

$16.15	8.41%	$3,187	0.22	%(d)	6.58	%(d)	3.99	%(d)	4%

$16.14	8.29%	$11	0.47	%(d)	6.87	%(d)	3.74	%(d)	4%

$10.12	5.09%	$72	2.71%		16.18%		0.65%		36%
9.63	(35.80)	6	2.71		11.30		(0.52)		57

$10.06	4.68%	$9	3.46%		15.80%		(0.74)%		36%
9.61	(35.93)	8	3.46		12.05		(1.24)		57

$10.13	5.19%	$7	2.71%		15.03%		—	%(e)	36%
9.63	(35.80)	6	2.71		11.30		(0.52)		57

$10.15	5.29%	$7	2.45%		14.90%		0.26%		36%
9.64	(35.73)	7	2.45		11.04		(0.26)		57

$10.16	5.28%	$3,387	2.35%		14.80%		0.36%		36%
9.65	(35.67)	3,216	2.35		10.94		(0.16)		57

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	67

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains
NACM International Growth:
Class A
2/2/2009* - 5/31/2009+	$3.40	$0.04	$0.51	$0.55	$—	$—
Class C
2/2/2009* - 5/31/2009+	$3.40	$0.03	$0.51	$0.54	$—	$—
Class D
2/2/2009* - 5/31/2009+	$3.40	$0.04	$0.51	$0.55	$—	$—
Class R
2/2/2009* - 5/31/2009+	$3.40	$0.04	$0.50	$0.54	$—	$—
Class P
2/2/2009* - 5/31/2009+	$3.40	$0.04	$0.51	$0.55	$—	$—
Institutional Class
5/31/2009+	$4.98	$0.05	$0.27	$0.32	$(0.17)	$(1.17)
4/1/2008** - 11/30/2008	8.46	0.10	(3.58)	(3.48)	—	—
3/31/2008	22.35	0.17	3.82	3.99	(0.29)	(17.59)
3/31/2007	22.69	0.07	2.86	2.93	(0.07)	(3.20)
3/31/2006	20.47	0.16	6.05	6.21	—	(3.99)
3/31/2005	19.09	0.08	1.72	1.80	—	(0.42)
3/31/2004	12.83	0.30	6.00	6.30	(0.04)	—
*	Commencement of operations.
**	On November 14, 2008, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.

68	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement (c)	Ratio of Expenses to Average Net Assets without Waiver and Reimbursement (c)	Ratio of Expenses to Average Net Assets net of Reimbursement/ Recoupment offset (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Portfolio Turnover

$—	$3.95	16.18%	$12	1.56%	4.81%	0%	3.45%	136%

$—	$3.94	15.88%	$16	2.31%	5.61%	0%	2.64%	136%

$—	$3.95	16.18%	$12	1.56%	4.81%	0%	3.45%	136%

$—	$3.94	15.88%	$11	1.82%	5.06%	0%	3.20%	136%

$—	$3.95	16.18%	$12	1.30%	4.66%	0%	3.71%	136%

$(1.34)	$3.96	11.23%	$6,664	1.57%	4.72%	0%	4.00%	136%
—	4.98	(41.13)	5,878	1.42	1.42	1.12	1.90	29
(17.88)	8.46	11.37	9,496	1.38	1.38	0.99	1.02	113
(3.27)	22.35	13.80	15,000	1.41	1.41	1.14	(0.30)	119
(3.99)	22.69	33.63	45,889	1.37	1.37	0.99	0.73	167
(0.42)	20.47	9.49	41,394	1.39	1.39	1.08	0.42	203
(0.04)	19.09	49.17	51,450	1.45	1.49	1.19	1.35	186

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	69

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
RCM All Horizons:
Class A
5/31/2009+	$9.73	$0.04	$1.12	$1.16	$(0.02)
7/15/2008* - 11/30/2008	15.00	0.01	(5.28)	(5.27)	—
Class C
5/31/2009+	$9.70	$0.03	$1.08	$1.11	$— (b)
7/15/2008* - 11/30/2008	15.00	(0.02)	(5.28)	(5.30)	—
Class D
5/31/2009+	$9.73	$0.04	$1.12	$1.16	$(0.02)
7/15/2008* - 11/30/2008	15.00	0.01	(5.28)	(5.27)	—
Class P
5/31/2009+	$9.74	$0.06	$1.11	$1.17	$(0.03)
7/15/2008* - 11/30/2008	15.00	0.03	(5.29)	(5.26)	—
Institutional Class
5/31/2009+	$9.75	$0.06	$1.11	$1.17	$(0.04)
7/15/2008* - 11/30/2008	15.00	0.03	(5.28)	(5.25)	—

RCM Disciplined Equity:
Class A
5/31/2009+	$10.58	$0.05	$1.60	$1.65	$(0.06)
7/15/2008* - 11/30/2008	15.00	0.04	(4.46)	(4.42)	—
Class C
5/31/2009+	$10.56	$0.01	$1.59	$1.60	$(0.06)
7/15/2008* - 11/30/2008	15.00	0.02	(4.46)	(4.44)	—
Class D
5/31/2009+	$10.58	$0.05	$1.62	$1.67	$(0.04)
7/15/2008* - 11/30/2008	15.00	0.04	(4.46)	(4.42)	—
Class P
5/31/2009+	$10.59	$0.07	$1.61	$1.68	$(0.05)
7/15/2008* - 11/30/2008	15.00	0.05	(4.46)	(4.41)	—
Institutional Class
5/31/2009+	$10.60	$0.07	$1.60	$1.67	$(0.06)
7/15/2008* - 11/30/2008	15.00	0.06	(4.46)	(4.40)	—
*	Commencement of operations.
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(d)	Annualized.

70	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return (c)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement (d)	Ratio of Expenses to Average Net Assets without Waiver and Reimbursement (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover

$—	$(0.02)	$10.87	11.93%	$8	1.66%	33.22%	0.92%	86%
—	—	9.73	(35.13)	7	1.66	18.41	0.30	120

$—	$— (b)	$10.81	11.45%	$29	2.41%	34.39%	0.69%	86%
—	—	9.70	(35.33)	8	2.41	19.16	(0.43)	120

$—	$(0.02)	$10.87	11.93%	$7	1.66%	33.18%	0.92%	86%
—	—	9.73	(35.13)	6	1.66	18.41	0.30	120

$—	$(0.03)	$10.88	12.08%	$8	1.40%	33.03%	1.18%	86%
—	—	9.74	(35.07)	7	1.40	18.15	0.56	120

$—	$(0.04)	$10.88	12.02%	$1,456	1.30%	32.93%	1.29%	86%
—	—	9.75	(35.00)	1,299	1.30	18.05	0.66	120

$(0.18)	$(0.24)	$11.99	16.00%	$859	1.34%	10.82%	1.00%	18%
—	—	10.58	(29.47)	60	1.34	10.22	0.80	18

$(0.18)	$(0.24)	$11.92	15.57%	$311	2.09%	12.63%	0.24%	18%
—	—	10.56	(29.60)	53	2.09	10.97	0.47	18

$(0.18)	$(0.22)	$12.03	16.14%	$8	1.34%	13.49%	1.01%	18%
—	—	10.58	(29.47)	7	1.34	10.22	0.79	18

$(0.18)	$(0.23)	$12.04	16.30%	$8	1.08%	13.33%	1.28%	18%
—	—	10.59	(29.40)	7	1.08	9.96	1.05	18

$(0.18)	$(0.24)	$12.03	16.16%	$8,876	0.98%	12.23%	1.41%	18%
—	—	10.60	(29.33)	2,119	0.98	9.86	1.15	18

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	71

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period		Net Investment Income (Loss)		Net Realized and Change in Unrealized Gain (Loss)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains
RCM Global EcoTrendsSM:
Class A
5/31/2009+	$16.34		$0.05	(a)	$3.42	(a)	$3.47	$—	$—
11/30/2008	36.99		(0.24	)(a)	(20.03	)(a)	(20.27)	—	(0.38)
1/31/2007* - 11/30/2007	23.88	**	(0.19)		13.35		13.16	—	—
Class C
5/31/2009+	$16.32		$0.05	(a)	$3.35	(a)	$3.40	$—	$—
9/02/2008* - 11/30/2008	31.57		(0.07	)(a)	(15.18	)(a)	(15.25)	—	—
Class D
5/31/2009+	$16.34		$0.23	(a)	$3.26	(a)	$3.49	$—	$—
9/02/2008* - 11/30/2008	31.57		(0.07	)(a)	(15.16	)(a)	(15.23)	—	—
Class P
5/31/2009+	$16.36		$0.17	(a)	$3.32	(a)	$3.49	$—	$—
9/02/2008* - 11/30/2008	31.57		(0.04	)(a)	(15.17	)(a)	(15.21)	—	—
Institutional Class
5/31/2009+	$16.36		$0.07	(a)	$3.42	(a)	$3.49	$—	$—
9/02/2008* - 11/30/2008	31.57		(0.04	)(a)	(15.17	)(a)	(15.21)	—	—

RCM Global Water:
Class A
5/31/2009+	$6.28		$0.06	(a)	$0.66	(a)	$0.72	$(0.19)	$—
3/31/2008* - 11/30/2008	10.00		0.20	(a)	(3.92	)(a)	(3.72)	—	—
Class C
5/31/2009+	$6.24		$0.04	(a)	$0.67	(a)	$0.71	$(0.16)	$—
3/31/2008* - 11/30/2008	10.00		0.16	(a)	(3.92	)(a)	(3.76)	—	—
Class D
5/31/2009+	$6.27		$0.06	(a)	$0.67	(a)	$0.73	$(0.19)	$—
3/31/2008* - 11/30/2008	10.00		0.21	(a)	(3.94	)(a)	(3.73)	—	—
Class P
5/31/2009+	$6.29		$0.07	(a)	$0.65	(a)	$0.72	$(0.21)	$—
3/31/2008* - 11/30/2008	10.00		0.21	(a)	(3.92	)(a)	(3.71)	—	—
Institutional Class
5/31/2009+	$6.29		$0.07	(a)	$0.66	(a)	$0.73	$(0.26)	$—
7/15/2008* - 11/30/2008	9.01		0.07	(a)	(2.79	)(a)	(2.72)	—	—
*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Effective May 1, 2009, Fund redemption fees were eliminated.
(f)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(j) in Notes to Financial Statements).

72	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(e)		Common Stock Offering Costs	Net Asset Value End of Period	Total Return (c)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover

$—	$—	(b)	$—	$19.81	21.24%	$90,401	1.73	%(d)	1.73	%(d)	0.59	%(d)	20%
(0.38)	—	(b)	—	16.34	(55.36)	80,610	1.52	(f)	1.67	(f)	(0.78)		67
—	—		(0.05)	36.99	54.90	176,337	1.78	(d)(f)	1.78	(d)(f)	(0.96	) (d)	27

$—	$—	(b)	$—	$19.72	20.83%	$4,187	2.49	%(d)	2.49	%(d)	0.55	%(d)	20%
—	—	(b)	—	16.32	(48.31)	746	2.40	(d)(f)	3.12	(d)(f)	(1.97	) (d)	67

$—	$—	(b)	$—	$19.83	21.36%	$94	1.74	%(d)	1.74	%(d)	2.69	%(d)	20%
—	—	(b)	—	16.34	(48.21)	5	1.65	(d)(f)	2.37	(d)(f)	(1.32	) (d)	67

$—	$—	(b)	$—	$19.85	21.33%	$5,343	1.60	%(d)	1.60	%(d)	2.03	%(d)	20%
—	—	(b)	—	16.36	(48.18)	97	1.40	(d)(f)	2.12	(d)(f)	(0.97	) (d)	67

$—	$—	(b)	$—	$19.85	21.33%	$16	1.48	%(d)	1.48	%(d)	0.89	%(d)	20%
—	—	(b)	—	16.36	(48.18)	13	1.30	(d)(f)	2.02	(d)(f)	(0.92	) (d)	67

$(0.19)	$—	(b)	$—	$6.81	11.59%	$20,375	1.87	%(d)	1.87	%(d)	1.91	%(d)	21%
—	—	(b)	—	6.28	(37.20)	20,589	1.60	(d)(f)	2.10	(d)(f)	3.44	(d)	54

$(0.16)	$—	(b)	$—	$6.79	11.48%	$19,589	2.62	%(d)	2.62	%(d)	1.17	%(d)	21%
—	—	(b)	—	6.24	(37.60)	18,727	2.35	(d)(f)	2.85	(d)(f)	2.73	(d)	54

$(0.19)	$—	(b)	$—	$6.81	11.88%	$8	1.87	%(d)	1.87	%(d)	2.00	%(d)	21%
—	—	(b)	—	6.27	(37.30)	6	1.60	(d)(f)	2.10	(d)(f)	3.45	(d)	54

$(0.21)	$—	(b)	$—	$6.80	11.71%	$10,120	1.73	%(d)	1.73	%(d)	2.20	%(d)	21%
—	—	(b)	—	6.29	(37.10)	8,193	1.35	(d)(f)	1.85	(d)(f)	3.64	(d)	54

$(0.26)	$—	(b)	$—	$6.76	11.89%	$17	1.64	%(d)	1.64	%(d)	2.22	%(d)	21%
—	—	(b)	—	6.29	(30.19)	16	1.25	(d)(f)	1.56	(d)(f)	2.44	(d)	54

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	73

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income Gain (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income
RCM International Opportunities:
Class A
5/31/2009+	$9.22	$0.13		$1.32	$1.45	$(0.05)
7/15/2008* - 11/30/2008	15.00	0.03		(5.81)	(5.78)	—
Class C
5/31/2009+	$9.20	$0.11		$1.29	$1.40	$(0.01)
7/15/2008* - 11/30/2008	15.00	—	(b)	(5.80)	(5.80)	—
Class D
5/31/2009+	$9.22	$0.13		$1.32	$1.45	$(0.05)
7/15/2008* - 11/30/2008	15.00	0.03		(5.81)	(5.78)	—
Class P
5/31/2009+	$9.23	$0.14		$1.33	$1.47	$(0.07)
7/15/2008* - 11/30/2008	15.00	0.04		(5.81)	(5.77)	—
Institutional Class
5/31/2009+	$9.24	$0.18		$1.28	$1.46	$(0.07)
7/15/2008* - 11/30/2008	15.00	0.05		(5.81)	(5.76)	—
*	Commencement of operations.
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(d)	Annualized.

74	Allianz Multi-Strategy Funds Semiannual Report	5.31.09	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (c)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement (d)	Ratio of Expenses to Average Net Assets without Waiver and Reimbursement (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover

$10.62	15.79%	$7	1.56%	14.84%	2.93%	11%
9.22	(38.53)	6	1.56	9.65	0.71	9

$10.59	15.24%	$13	2.31%	15.59%	2.52%	11%
9.20	(38.67)	6	2.31	10.40	(0.04)	9

$10.62	15.79%	$7	1.56%	14.84%	2.93%	11%
9.22	(38.53)	6	1.56	9.65	0.71	9

$10.63	15.94%	$7	1.30%	14.71%	3.18%	11%
9.23	(38.47)	7	1.30	9.39	0.97	9

$10.63	15.88%	$8,968	1.20%	14.05%	4.03%	11%
9.24	(38.40)	2,463	1.20	9.29	1.07	9

See accompanying Notes to Financial Statements	5.31.09	Allianz Multi-Strategy Funds Semiannual Report	75

Notes to Financial Statements

May 31, 2009 (unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Multi-Strategy Trust (the “Trust”) was organized on January 10, 2008, as an open-end registered investment management company organized as a Massachusetts business trust. The Trust currently consists of the following fifteen separate investment funds (the “Fund” or “Funds”): Allianz Global Investors (“AGI”) Solutions 2015 Fund, AGI Solutions 2020 Fund, AGI Solutions 2030 Fund, AGI Solutions 2040 Fund, AGI Solutions 2050 Fund, AGI Solutions Core Allocation Fund (not presented in these financial statements), AGI Solutions Growth Allocation Fund, AGI Solutions Retirement Income Fund, Allianz NACM Global Equity 130/30 Fund, Allianz NACM International Growth Fund, Allianz RCM All Horizons Fund, Allianz RCM Disciplined Equity Fund, Allianz RCM Global EcoTrendsSM Fund, Allianz RCM Global Water Fund and Allianz RCM International Opportunities Fund. Allianz RCM Global EcoTrendsSM Fund was reorganized from a closed-end interval fund on September 2, 2008. NACM International Growth Fund reorganized on January 30, 2009, when the Nicholas-Applegate International Growth Fund (the “NACM Fund”), a series of Nicholas-Applegate Institutional Funds, reorganized into a corresponding Fund of the Trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the Allianz NACM International Growth Fund. Prior to January 30, 2009, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

Each Fund sold and issued shares of beneficial interest to Allianz Global Investors of America, L.P. (“Allianz Global”) as follows:

AGI Solutions 2015/AGI Solutions 2020/AGI Solutions 2030/AGI Solutions 2040/AGI Solutions 2050/AGI Solutions Retirement Income
Class	Date	Shares	Amount
A	12/29/08	667	$10,000
C	12/29/08	667	10,000
D	12/29/08	667	10,000
R	12/29/08	666	10,000
P	12/29/08	666	10,000
Institutional	12/29/08	196,000	2,940,000
Administrative	12/29/08	667	10,000
		200,000	$3,000,000

AGI Solutions Growth Allocation
Class	Date	Shares	Amount
A	4/27/09	667	$10,000
C	4/27/09	666	10,000
D	4/27/09	666	10,000
R	4/27/09	667	10,000
P	4/27/09	667	10,000
Institutional	4/27/09	196,000	2,940,000
Administrative	4/27/09	667	10,000
		200,000	$3,000,000

NACM Global Equity 130/30
Class	Date	Shares	Amount
A	7/15/08	667	$10,000
C	7/15/08	667	10,000
D	7/15/08	667	10,000
P	7/15/08	666	10,000
Institutional	7/15/08	333,333	5,000,000
		336,000	$5,040,000

NACM International Growth
Class	Date	Shares	Amount
A	2/02/09	2,941	$10,000
C	2/02/09	2,941	10,000
D	2/02/09	2,941	10,000
R	2/02/09	2,941	10,000
P	2/02/09	2,941	10,000
		14,705	$50,000

RCM All Horizons
Class	Date	Shares	Amount
A	7/15/08	667	$10,000
C	7/15/08	666	10,000
D	7/15/08	667	10,000
P	7/15/08	667	10,000
Institutional	7/15/08	133,333	2,000,000
		136,000	$2,040,000

RCM Disciplined Equity
Class	Date	Shares	Amount
A	7/15/08	667	$10,000
C	7/15/08	666	10,000
D	7/15/08	667	10,000
P	7/15/08	667	10,000
Institutional	7/15/08	200,000	3,000,000
		202,667	$3,040,000

RCM Global EcoTrendsSM
Class	Date	Shares	Amount
A	1/18/07	4,189	$100,012
C	9/02/08	317	10,000
D	9/02/08	317	10,000
P	9/02/08	317	10,000
Institutional	9/02/08	317	10,000
		5,457	$140,012

RCM Global Water
Class	Date	Shares	Amount
A	3/31/08	1,000	$10,000
C	3/31/08	1,000	10,000
D	3/31/08	1,000	10,000
P	3/31/08	10,000	100,000
Institutional	7/15/08	1,110	10,000
		14,110	$140,000

RCM International Opportunities
Class	Date	Shares	Amount
A	7/15/08	667	$10,000
C	7/15/08	667	10,000
D	7/15/08	667	10,000
P	7/15/08	667	10,000
Institutional	7/15/08	266,666	4,000,000
		269,334	$4,040,000

76	Allianz Multi-Strategy Funds Semiannual Report	5.31.09

Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect wholly-owned subsidiary of Allianz Global. Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to eight classes of shares A, B, C, D, P, R, Administrative and Institutional Class shares. The Funds are authorized to issue an unlimited amount of $0.00001 par value shares of beneficial interest.

The investment objective of AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2030, AGI Solutions 2040 and AGI Solutions 2050 is to seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation. AGI Solutions Retirement Income’s investment objective is to seek current income and, secondarily, capital appreciation. The investment objective of AGI Solutions Growth Allocation is to seek primarily after-inflation capital appreciation and, secondarily, current income. The investment objective of Allianz NACM Global Equity 130/30, Allianz NACM International Growth, Allianz RCM All Horizons, Allianz RCM Disciplined Equity, Allianz RCM Global EcoTrendsSM, Allianz RCM Global Water and Allianz RCM International Opportunities is to seek long-term capital appreciation.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been asserted. However, the Funds expect the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a)	Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in the underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the settlement price determined by the relevant exchange.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the Net Asset Value (“NAV”) of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined daily as of the close of regular trading (normally, 4:00 pm Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by a third-party vendor. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine each Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b)	Fair Value Measurement

The Funds have adopted the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under SFAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1—quoted prices in active markets for identical investments that each Fund has the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

An investment asset or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the period ended May 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

5.31.09	Allianz Multi-Strategy Funds Semiannual Report	77

Notes to Financial Statements  (Cont.)

May 31, 2009 (unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used at May 31, 2009 in valuing the Funds’ investments carried at value:

	AGI Solutions 2015	AGI Solutions 2020		AGI Solutions 2030
	Investments in Securities	Investments in Securities		Investments in Securities

Valuation Inputs
Level 1–Quoted Prices	$3,278,808	$3,251,401		$3,321,093
Level 2–Other Significant Observable Inputs	—	—		—
Level 3–Significant Unobservable Inputs	—	—		—
Total	$3,278,808	$3,251,401		$3,321,093

	AGI Solutions 2040	AGI Solutions 2050		AGI Solutions Growth Allocation
	Investments in Securities	Investments in Securities		Investments in Securities

Valuation Inputs
Level 1–Quoted Prices	$3,362,795	$3,385,795		$3,329,960
Level 2–Other Significant Observable Inputs	—	—		—
Level 3–Significant Unobservable Inputs	—	—		—
Total	$3,362,795	$3,385,795		$3,329,960

	AGI Solutions Retirement Income	NACM Global Equity 130/30		NACM International Growth
	Investments in Securities	Investments in Securities	Other Financial Instruments*	Investments in Securities

Valuation Inputs
Level 1–Quoted Prices	$3,247,087	$1,980,145	$16,620	$884,720
Level 2–Other Significant Observable Inputs	—	1,653,388	3,273	5,815,790
Level 3–Significant Unobservable Inputs	—	—	—	—
Total	$3,247,087	$3,633,533	$19,893	$6,700,510

	RCM All Horizons	RCM Disciplined Equity		RCM Global EcoTrendsSM
	Investments in Securities	Investments in Securities		Investments in Securities

Valuation Inputs
Level 1–Quoted Prices	$954,435	$9,916,694		$30,066,033
Level 2–Other Significant Observable Inputs	660,170	231,000		69,625,532
Level 3–Significant Unobservable Inputs	14,582	—		—
Total	$1,629,187	$10,147,694		$99,691,565
Roll forward of Fair Value Measurements
Beginning balance, 11/30/08	$—
Purchases	14,319
Total unrealized appreciation/depreciation	263
Ending balance, 5/31/09	$14,582
Net change in unrealized appreciation/depreciation on investments held at 5/31/09	$263

Change in unrealized appreciation/depreciation is recorded on the Statement of Operations.
	RCM Global Water	RCM International Opportunities
	Investments in Securities	Investments in Securities

Valuation Inputs
Level 1–Quoted Prices	$18,904,846	$709,978
Level 2–Other Significant Observable Inputs	30,598,980	9,893,499
Level 3–Significant Unobservable Inputs	—	—
Total	$49,503,826	$10,603,477

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

78	Allianz Multi-Strategy Funds Semiannual Report	5.31.09

In April 2009, the FASB issued FASB Staff Position No. 157-4. “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. The Funds’ management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statements.

(c)	Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses on the underlying funds are reflected in the net asset values of those funds.

(d)	Federal Income Taxes

Each Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

The FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes.—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at May 31, 2009. The Funds’ federal tax returns for the prior fiscal years remain subject to examination by the Internal Revenue Service.

(e)	Dividends and Distributions to Shareholders

The Funds (except for AGI Solutions Retirement Income) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AGI Solutions Retirement Income declares dividends from net investment income, if any, quarterly, and distributions from net realized capital gains, if any, annually. Each Fund records dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f)	Multi-Class Operations

Each class of a Fund offered by the Trust has equal rights as to the assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated daily to each class of shares based on the relative net assets of each class.

(g)	Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

(h)	Foreign Taxes on Dividends

Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Equity 130/30—$2,382, NACM International Growth—$12,752, RCM All Horizons—$801, RCM Global EcoTrendsSM—$132,567, RCM Global Water—$86,611 and RCM International Opportunities—$10,716.

(i)	Repurchase Agreements

The Funds may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(j)	Custody Credits on Cash Balances

The Funds benefit from an expense offset arrangement with their custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Funds.

2.	PRINCIPAL RISK

Certain of the Funds may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The main risks from derivative instruments are interest rate, foreign currency, market price and credit risks.

5.31.09	Allianz Multi-Strategy Funds Semiannual Report	79

Notes to Financial Statements  (Cont.)

May 31, 2009 (unaudited)

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The market values of equity, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Funds may be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments.

Allianz Global Investors Solutions LLC (“AGIS”), Nicholas-Applegate Capital Management LLC (“NACM”), RCM Capital Management Company LLC (“RCM”) and Allianz Global Investors Advisory GmbH (“AGIA”), as the investment sub-advisers, minimize credit risks to the Funds by performing reviews of each counterparty. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet their obligation.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133, (“FAS 161” or the “Statement”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Funds reflect derivatives at fair value and recognize changes in fair value through the statement of operations, and such derivatives do not qualify for FAS 133 hedge accounting treatment.

(a) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. The Funds may use futures contracts to manage their exposure to the securities market or the movement in interest rates and currency values. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(b) Swap Agreements

NACM Global Equity 130/30 may enter into swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

80	Allianz Multi-Strategy Funds Semiannual Report	5.31.09

5.31.09	Allianz Multi-Strategy Funds Semiannual Report	81

Fair Value of Derivative Instruments as of May 31, 2009

The following is a summary of the fair valuations of NACM Global Equity 130/30 derivative instruments categorized by risk exposure:

Location	Equity Contracts	Total
Asset Derivatives:
Unrealized appreciation on swaps	$3,273	$3,273
Receivable for variation margin on futures contracts*	67,558	67,558
Unrealized appreciation of forward foreign currency contracts	—	—
Total Asset Derivatives	$70,831	$70,831

Liability Derivatives:
Unrealized depreciation on swaps	—	—
Payable for variation margin on futures contracts*	(50,938)	(50,938)
Unrealized depreciation of forward foreign currency contracts	—	—
Total Liability Derivatives	$(50,938)	$(50,938)

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Financial Statements. Only current day’s variation margin is reported within the Statements of Assets and Liabilities

The effect of derivative instruments on the Statements of Operations for the six months ended May 31, 2009:

Location	Equity Contracts	Total
Realized gain (loss) on:
Futures contracts	$(6,437)	$(6,437)
Options written	—	—
Swaps	—	—
Foreign currency transactions	—	—
Total realized gain (loss)	$(6,437)	$(6,437)

Net change in unrealized appreciation/depreciation of:
Futures contracts	26,551	26,551
Options written	—	—
Swaps	3,273	3,273
Foreign currency transactions	—	—
Total change in unrealized appreciation/depreciation	$29,824	$29,824

The volumes indicated in the futures contracts outstanding and total return swap agreements tables are indicative of the amounts throughout the period.

Notes to Financial Statements  (Cont.)

May 31, 2009 (unaudited)

4.	INVESTMENT MANAGER, SUB-ADVISERS, DISTRIBUTOR

Each Fund has an Investment Management Agreement (collectively the “Agreements”) with the Investment Manager. Subject to the supervision by the Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee from each Fund, payable on a monthly basis, at an annual rate of each Fund’s average daily net assets as indicated below.

	Management Fee	Effective Management Fee
AGI Solutions 2015	0.80%	0.17%
AGI Solutions 2020	0.80	0.16
AGI Solutions 2030	0.85	0.17
AGI Solutions 2040	0.85	0.17
AGI Solutions 2050	0.85	0.17
AGI Solutions Growth Allocation	0.85	0.19
AGI Solutions Retirement Income	0.75	0.16
NACM Global Equity 130/30	1.10	1.10
NACM International Growth*	0.85	0.66
RCM All Horizons	0.95	0.95
RCM Disciplined Equity	0.70	0.70
RCM Global EcoTrendsSM	1.00	1.00
RCM Global Water	0.95	0.95
RCM International Opportunities	0.85	0.85

*	Prior to February 2, 2009, pursuant to an investment management agreement, paid a monthly fee at an annual rate of 0.50% based on the average daily net assets of the Fund to NACM.

The Investment Manager has retained its affiliates, AGIS, NACM and RCM to manage the Funds’ investments. Subject to the supervision of the Investment Manager, AGIS, NACM and RCM (collectively “the Sub-Advisers”) are responsible for making all of the Funds’ investment decisions for the Funds for which they sub-advise. The Investment Manager, not the Funds, pay a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services. RCM has retained its affiliate, Allianz Global Investors Advisory GmbH (“AGIA”) to conduct the day to day portfolio management of certain of the RCM Funds as indicated below. RCM (and not the RCM Funds (excluding RCM Disciplined Equity) or the Investments Manager), in turn, pays AGIA an annual fee, payable monthly for its services. Pursuant to NACM’s sub-advisory agreement with NACM Global Equity 130/30, the Investment Manager (and not NACM Global Equity 130/30) pays NACM an annual fee, payable monthly.

Sub-Adviser(s)	Funds
AGIS	AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2030, AGI Solutions 2040, AGI Solutions 2050, AGI Solutions Growth Allocation, AGI Solutions Retirement Income
NACM	NACM Global Equity 130/30, NACM International Growth
RCM	RCM Disciplined Equity
RCM & AGIA	RCM All Horizons, RCM Global Eco TrendsSM, RCM Global Water and RCM International Opportunities

The Funds’ Distributor is Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of the Investment Manager. Pursuant to separate Distribution Servicing Plans for Class A, C, D and R, the Distributor receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, C, D and R in connection with personal services rendered to each class’ shareholders and the maintenance of shareholder accounts, and (ii) for Class C only, distribution fees of 0.75% of average daily net assets of Class C and 0.25% of average daily net assets of Class R in connection with the distribution of Class C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, C, D and R Classes of the Funds, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, C, D and R Classes.

Pursuant to the Distribution Plan for Administrative Class Shares adopted by the Administrative Class of the Funds, the Funds (or the Distributor, acting on behalf of the Funds) reimburses various service organizations with which a Fund (or the Distributor) has an agreement relating to Administrative Class Shares, for costs and expenses incurred in connection with the distribution and marketing of Administrative Class Shares and/or for providing shareholder services at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the Administrative Class.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and C shares. For the periods ended May 31, 2009, the Distributor received $72,296 representing commissions (sales charges) and contingent deferred sales charges.

5.	EXPENSE LIMITATION

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

		Expense Limitation

	Management Fee Waiver (1)	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
AGI Solutions 2015(2)	0.65%	0.50%	1.25%	0.50%	0.75%	0.30%	0.20%	0.45%
AGI Solutions 2020(2)	0.65	0.53	1.28	0.53	0.78	0.33	0.23	0.48
AGI Solutions 2030(2)	0.70	0.63	1.38	0.63	0.88	0.43	0.33	0.58
AGI Solutions 2040(2)	0.70	0.56	1.31	0.56	0.81	0.36	0.26	0.51
AGI Solutions 2050(2)	0.70	0.56	1.31	0.56	0.81	0.36	0.26	0.51
AGI Solutions Growth Allocation(2)	0.70	0.54	1.29	0.54	0.79	0.34	0.24	0.49
AGI Solutions Retirement Income(2)	0.60	0.52	1.27	0.52	0.77	0.32	0.22	0.47
NACM Global Equity 130/30(3)	N/A	2.71	3.46	2.71	N/A	2.45	2.35	N/A
NACM International Growth(3)	N/A	1.56	2.31	1.56	1.82	1.30	1.20	N/A
RCM All Horizons(3)	N/A	1.66	2.41	1.66	N/A	1.40	1.30	N/A
RCM Disciplined Equity(3)	N/A	1.34	2.09	1.34	N/A	1.08	0.98	N/A
RCM International Opportunities(3)	N/A	1.56	2.31	1.56	N/A	1.30	1.20	N/A

82	Allianz Multi-Strategy Funds Semiannual Report	5.31.09

(1)

The Investment Manager has contractually agreed to waive a portion of its management fee with respect to certain funds. The waiver is calculated on the average daily net assets of each applicable Fund that are attributable to investments in either Underlying Funds (Allianz Funds, Allianz Funds Multi-Strategy Trust, Nicholas-Applegate Institutional Funds and PIMCO Funds) or Other Acquired Funds (affiliated or unaffiliated ETFs and other mutual funds and pooled vehicles) based on the rates disclosed in the above table. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).

(2)

The Investment Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, total annual fund operating expenses, including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the rates noted in the table above based off of the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)

The Investment Manager has contractually agreed, until March 31, 2010, to waive its management fee, or reimburse the Fund, to the extent that, total annual fund operating expenses, including payment of organizational expenses, but excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the rates noted in the table above based off of the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

6.	REDEMPTION FEES

Shareholders in NACM Global Equity 130/30, NACM International Growth, RCM All Horizons, RCM Disciplined Equity, RCM Global EcoTrendsSM, RCM Global Water and RCM International Opportunities were subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceeds after any applicable contingent deferred sales charges). Redemption Fees were charged on shares redeemed or exchanged within 30 days (7 days for RCM Disciplined Equity) after their acquisition, including shares acquired through exchanges. Effective May 1, 2009, redemptions fees were eliminated.

7.	INVESTMENTS IN SECURITIES

	Purchases	Sales
AGI Solutions 2015	$3,206,432	$135,686
AGI Solutions 2020	3,195,776	152,599
AGI Solutions 2030	3,199,170	172,268
AGI Solutions 2040	3,185,426	156,320
AGI Solutions 2050	3,177,600	125,132
AGI Solutions Growth Allocation	2,988,406	—
AGI Solutions Retirement Income	3,180,370	135,024

	Purchases	Sales
NACM Global Equity 130/30	$1,279,420	$1,124,314
NACM International Growth	19,371,676	9,827,564
RCM All Horizons	1,217,221	1,065,110
RCM Disciplined Equity	7,588,870	717,036
RCM Global EcoTrendsSM	21,836,958	14,609,815
RCM Global Water	9,020,363	15,289,676
RCM International Opportunities	5,957,481	382,640

(a) Futures contracts outstanding for NACM Global Equity 130/30 at May 31, 2009:

Type		Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	E-mini S&P 500 Index	2	$92	6/19/09	$16,346
	MSCI EAFE Index	3	199	6/19/09	51,212
Short:	Dow Jones STOXX 50 Index	(2)	(69)	6/19/09	(13,838)
	FTSE 100 Index	(1)	(71)	6/19/09	(9,728)
	Russell 1000 Index	(3)	(150)	6/19/09	(27,372)
					$16,620

(b) Swap contracts outstanding for NACM Global Equity 130/30 at May 31, 2009:

Swap Counterparty	Fund Receives	Fund Pays	Termination Date	Notional Amount	Unrealized Appreciation
Morgan Stanley	General Electric	0.17%	6/22/10	$28,996	$658
Morgan Stanley	Terex	0.17	6/22/10	29,456	2,615
					$3,273

8.	UNDERLYING FUNDS AND OTHER ACQUIRED FUNDS RISK

AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2030, AGI Solutions 2040, AGI Solutions 2050, AGI Solutions Growth Allocation and AGI Solutions Retirement Income Funds invest their assets primarily in Underlying Funds. The Funds may also invest a portion of their assets in affiliated and unaffiliated exchange-trade funds (“ETFs”), mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). Accordingly, the Funds’ investment performance depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the underlying funds to achieve their objectives. There can be no assurance that the investment objective of any underlying fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involve certain additional expenses and tax results that would not be present in a direct investment in the Underlying or Other Acquired Funds. Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired

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Notes to Financial Statements  (Cont.)

May 31, 2009 (unaudited)

Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

9.	INCOME TAX INFORMATION

The aggregate cost and the net unrealized appreciation (depreciation) of investments, which were substantially the same for both financial reporting and federal income tax purposes at May 31, 2009 were:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AGI Solutions 2015	$3,074,453	$209,645	$(5,290)	$204,355
AGI Solutions 2020	3,048,148	210,659	(7,406)	203,253
AGI Solutions 2030	3,030,744	298,637	(8,288)	290,349
AGI Solutions 2040	3,030,486	346,981	(14,672)	332,309
AGI Solutions 2050	3,052,714	347,930	(14,849)	333,081
AGI Solutions Growth Allocation	2,988,406	341,554	—	341,554
AGI Solutions Retirement Income	3,049,073	201,541	(3,527)	198,014
NACM Global Equity 130/30	4,050,321	200,396	(617,184)	(416,788)
NACM International Growth	6,136,101	814,205	(249,796)	564,409
RCM All Horizons	1,545,326	180,829	(96,968)	83,861
RCM Disciplined Equity	10,454,549	229,660	(536,515)	(306,855)
RCM Global EcoTrendsSM	116,909,157	7,493,824	(24,711,416)	(17,217,592)
RCM Global Water	62,463,028	1,331,474	(14,290,676)	(12,959,202)
RCM International Opportunities	11,108,532	176,535	(681,590)	(505,055)

10.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited amount of shares of beneficial interest with a $0.00001 par value. Changes in shares of beneficial interest were as follows:

	AGI Solutions 2015		AGI Solutions 2020		AGI Solutions 2030		AGI Solutions 2040
	Period 12/29/2008† through 5/31/2009 (unaudited)		Period 12/29/2008† through 5/31/2009 (unaudited)		Period 12/29/2008† through 5/31/2009 (unaudited)		Period 12/29/2008† through 5/31/2009 (unaudited)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	518	$8,243	156	$2,348	—	$—	—	$—
Class C	2,503	37,982	—	—	—	—	1,185	16,572
Class D	—	—	31	463	767	11,921	584	9,400
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—
Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—
Admin Class	—	—	—	—	—	—	—	—
Cost of shares redeemed:
Class A	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—
Net increase resulting from Fund share transactions	3,021	$46,225	187	$2,811	767	$11,921	1,769	$25,972

†	Commencement of operations.

84	Allianz Multi-Strategy Funds Semiannual Report	5.31.09

	AGI Solutions 2050		AGI Solutions Growth Allocation		AGI Solutions Retirement Income
	Period 12/29/2008† through 5/31/2009 (unaudited)		Period 4/27/2009† through 5/31/2009 (unaudited)		Period 12/29/2008† through 5/31/2009 (unaudited)
	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	1,361	$21,815	152	$2,473	489	$7,135
Class C	—	—	—	—	—	—
Class D	1,692	27,813	—	—	557	8,800
Class R	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—
Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	8	121
Class C	—	—	—	—	3	47
Class D	—	—	—	—	4	63
Class R	—	—	—	—	5	58
Class P	—	—	—	—	5	67
Institutional Class	—	—	—	—	1,358	20,317
Administrative Class	—	—	—	—	4	64
Cost of shares redeemed:
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	3,053	$49,628	152	$2,473	2,433	$36,672

†	Commencement of operations.

5.31.09	Allianz Multi-Strategy Funds Semiannual Report	85

Notes to Financial Statements  (Cont.)

May 31, 2009 (unaudited)

	NACM Global Equity 130/30 Equity				NACM International Growth
	Six Months ended 5/31/2009 (unaudited)		Period 7/15/2008† through 11/30/2008		Six Months ended 5/31/2009 (unaudited)				Period 4/1/2008+ through 11/30/2008		Year ended 3/31/2008
	Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount

Shares sold
Class A	6,493	$62,806	—	$—	2,941	*	$10,000	*	—	$—	—	$—
Class C	20	163	204	2,000	4,177	*	14,682	*	—	—	—	—
Class D	—	—	—	—	2,941	*	10,000	*	—	—	—	—
Class R	—	—	—	—	2,941	*	10,000	*	—	—	—	—
Class P	—	—	—	—	2,941	*	10,000	*	—	—	—	—
Institutional Class	—	—	—	—	1,013,221		3,417,818		270,863	1,781,413	318,579	4,506,739
Class II–(Liquidated)	—	—	—	—	—		—		—	—	615,162	12,456,347
Class R–(Liquidated)	—	—	—	—	8,365		25,695		61,380	412,003	48,877	952,934
Issued in reinvestment of dividends and distributions
Class A	—	—	—	—	—		—		—	—	—	—
Class C	—	—	—	—	—		—		—	—	—	—
Class D	—	—	—	—	—		—		—	—	—	—
Class R	—	—	—	—	—		—		—	—	—	—
Class P	—	—	—	—	—		—		—	—	—	—
Institutional Class	—	—	—	—	448,963		1,644,805		—	—	675,126	6,217,911
Class II–(Liquidated)	—	—	—	—	502,344		1,632,617		—	—	911,717	7,649,303
Class R–(Liquidated)	—	—	—	—	164,407		468,559		—	—	279,726	2,159,486
Cost of shares redeemed
Class A	—	—	—	—	—		—		—	—	—	—
Class C	—	—	—	—	—		—		—	—	—	—
Class D	—	—	—	—	—		—		—	—	—	—
Class R	—	—	—	—	—		—		—	—	—	—
Class P	—	—	—	—	—		—		—	—	—	—
Institutional Class	—	—	—	—	(958,897)		(3,406,839)		(212,702)	(1,513,279)	(542,226)	(11,550,042)
Class II–(Liquidated)	—	—	—	—	(1,724,641)		(5,373,599)		(271,053)	(1,649,606)	(2,377,559)	(63,923,305)
Class R–(Liquidated)	—	—	—	—	(521,186)		(1,444,406)		(79,329)	(463,128)	(67,553)	(873,729)
Net increase (decrease) resulting from Fund share transactions	6,513	$62,969	204	$2,000	(1,051,483)		$(2,980,668)		(230,841)	$(1,432,597)	(138,151)	$(42,404,356)

†	Commencement of operations.
+	Fund’s fiscal year end changed from March 31 to November 30.
*	Inclusive of shares sold to Allianz Global after commencement of operations.

86	Allianz Multi-Strategy Funds Semiannual Report	5.31.09

	RCM All Horizons				RCM Disciplined Equity
	Six Months ended 5/31/2009 (unaudited)		Period 7/15/2008† through 11/30/2008		Six Months ended 5/31/2009 (unaudited)		Period 7/15/2008† through 11/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	89	$945	—	$—	66,309	$732,363	4,950	$78,944
Class C	1,779	16,000	204	3,010	20,920	233,570	4,324	55,019
Class D	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	532,851	6,112,760	—	—
Issued in reinvestment of dividends and distributions:
Class A	1	13	—	—	134	1,374	—	—
Class C	—	—	—	—	119	1,214	—	—
Class D	1	12	—	—	14	147	—	—
Class R	—	—	—	—	—	—	—	—
Class P	2	22	—	—	15	157	—	—
Institutional Class	518	5,095	—	—	4,704	48,306	—	—
Cost of shares redeemed:
Class A	—	—	—	—	(453)	(4,128)	—	—
Class C	—	—	—	—	—	—	—	—
Class D	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	2,390	$22,087	204	$3,010	624,613	$7,125,763	9,274	$133,963

5.31.09	Allianz Multi-Strategy Funds Semiannual Report	87

Notes to Financial Statements  (Cont.)

May 31, 2009 (unaudited)

	RCM Global EcoTrendsSM						RCM Global Water
	Six Months ended 5/31/2009 (unaudited)		Year ended 11/30/2008				Six Months ended 5/31/2009 (unaudited)		Period 3/31/2008† through 11/30/2008
	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount

Shares sold:
Class A	488,099	$8,068,490	1,812,521		$57,956,215		564,085	$3,483,271	3,996,619	$39,484,429
Class C	175,317	2,911,529	45,727	*	760,760	*	247,093	1,528,027	3,376,645	33,482,404
Class D	4,428	74,492	324	*	10,147	*	150	1,000	—	—
Class P	274,419	4,530,348	5,933	*	105,896	*	544,845	3,413,366	1,738,729	16,955,498
Institutional Class	—	—	813	*	17,867	*	—	—	2,438 *	22,052 *
Issued in reinvestment of dividends and distributions:
Class A	—	—	4,734		167,254		8,564	54,893	—	—
Class C	—	—	—		—		6,799	43,512	—	—
Class D	—	—	—		—		30	193	—	—
Class P	—	—	—		—		333	2,133	—	—
Institutional Class	—	—	—		—		101	637	—	—
Cost of shares redeemed:
Class A	(858,173)	(13,889,694)	(1,651,508)		(44,497,476)		(863,507)	(5,230,610)	(716,545)	(5,382,718)
Class C	(8,774)	(139,211)	(2)		(32)		(366,400)	(2,115,471)	(378,319)	(2,758,885)
Class D	—	—	—		—		—	—	—	—
Class P	(11,159)	(185,609)	—		—		(361,167)	(2,133,565)	(445,226)	(3,307,012)
Institutional Class	—	—	—		—		—	—	—	—
Net increase (decrease) resulting from Fund share transactions	64,157	$1,370,345	218,542		$14,520,631		(219,074)	$(952,614)	7,574,341	$78,495,768

	RCM International Opportunities
	Six Months ended 5/31/2009 (unaudited)		Period 7/15/2008† through 11/30/2008
	Shares	Amount	Shares	Amount

Shares sold:
Class A	—	$—	—	$—
Class C	544	5,333	—	—
Class D	—	—	—	—
Class P	—	—	—	—
Institutional Class	575,261	5,832,597	—	—
Issued in reinvestment of dividends and distributions:
Class A	3	34	—	—
Class C	1	8	—	—
Class D	3	34	—	—
Class P	4	43	—	—
Institutional Class	1,931	18,824	—	—
Cost of shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	577,747	$5,856,873	—	$—

†	Commencement of operations.
*	Inclusive of shares sold to Allianz Global after commencement of operations.

88	Allianz Multi-Strategy Funds Semiannual Report	5.31.09

11.	LEGAL PROCEEDINGS

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC (“AGID”) and Allianz Global Investors of America, L.P. (“AGI”)), agreed to settle, without admitting or denying the allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager, AGI, PEA, AGID and certain of their employees have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, the Investment Manager, the Sub-Advisers and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on the Investment Manager’s, the Sub-Advisers’ or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

12.	INVESTMENTS BY AFFILIATES

At May 31, 2009, the Investment Manager owned approximately 100% of the outstanding shares of AGI Solutions 2020, AGI Solutions 2030, AGI Solutions Growth Allocation and AGI Solutions Retirement Income; approximately 99% of AGI Solutions 2015, AGI Solutions 2040 and AGI Solutions 2050; and approximately 98% of NACM Global Equity 130/30 and RCM All Horizons. The underlying funds of the AGI Solutions 2015 Fund, AGI Solutions 2020 Fund, AGI Solutions 2030 Fund, AGI Solutions 2040 Fund, AGI Solutions 2050 Fund, AGI Solutions Growth Allocation and AGI Solutions Retirement Income Fund are considered to be affiliated with the Trust. The table below shows the transactions in and earnings from investments in these affiliated funds for the periods ended May 31, 2009:

AGI Solutions 2015	Market Value 12/29/2008	Purchases at Cost	Proceeds from Sales	Cost 5/31/2009	Unrealized Appreciation (Depreciation)	Market Value 5/31/2009	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
NACM Income & Growth	$—	$189,091	$—	$189,091	$29,617	$218,708	$9,088	$—
NFJ Dividend Value	—	91,053	—	91,053	(5,290)	85,763	1,057	—
NFJ International Value	—	30,196	—	30,196	4,974	35,170	199	—
NFJ Small-Cap Value	—	57,006	—	57,006	2,526	59,532	—	—
RCM Global Resources	—	31,085	—	31,085	6,821	37,906	—	—
Allianz Funds Multi-Strategy Trust:
RCM Disciplined Equity	—	80,996	—	80,996	13,880	94,876	—	—
RCM International Opportunities	—	68,386	—	68,386	10,129	78,515	—	—
Nicholas-Applegate Institutional Funds:
Emerging Markets	—	60,000	65,424	—	—	—	—	5,424
International Growth Opportunities	—	51,004	—	51,004	7,392	58,396	—	—
PIMCO Funds:
Commodity RealReturn Strategy	—	128,775	—	128,775	22,719	151,494	1,152	—
Diversified Income	—	77,312	—	77,312	7,161	84,473	2,311	—
Foreign Bond (U.S. Dollar-Hedged)	—	91,555	—	91,555	3,718	95,273	1,553	—
Income	—	269,605	—	269,605	1,978	271,583	7,707	—
Investment Grade Corporate Bond	—	222,690	59,256	161,624	1,886	163,510	4,886	(1,810)
Real Return	—	732,104	4,997	727,182	60,560	787,742	4,109	75
RealEstateRealReturn Strategy	—	60,000	—	60,000	1,259	61,259	—	—
Short-Term	—	426,372	—	426,372	19,305	445,677	6,373	—
Total Return	—	539,202	6,009	533,211	15,720	548,931	13,906	18
Total	$—	$3,206,432	$135,686	$3,074,453	$204,355	$3,278,808	$52,341	$3,707

5.31.09	Allianz Multi-Strategy Funds Semiannual Report	89

Notes to Financial Statements  (Cont.)

May 31, 2009 (unaudited)

AGI Solutions 2020	Market Value 12/29/2008	Purchases at Cost	Proceeds from Sales	Cost 5/31/2009	Unrealized Appreciation (Depreciation)	Market Value 5/31/2009	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
NACM Income & Growth	$—	$157,570	$—	$157,570	$24,679	$182,249	$7,573	$—
NFJ Dividend Value	—	127,481	—	127,481	(7,406)	120,075	1,480	—
NFJ International Value	—	30,196	—	30,196	4,974	35,170	199	—
NFJ Small-Cap Value	—	66,002	—	66,002	2,924	68,926	—	—
OCC Growth	—	44,993	—	44,993	5,106	50,099	—	—
RCM Global Resources	—	30,844	—	30,844	6,768	37,612	—	—
Allianz Funds Multi-Strategy Trust:
RCM Disciplined Equity	—	74,999	—	74,999	12,853	87,852	—	—
RCM International Opportunities	—	97,003	—	97,003	14,367	111,370	—	—
Nicholas-Applegate Institutional Funds:
Emerging Markets	—	102,000	81,130	27,597	8,146	35,743	—	6,726
International Growth Opportunities	—	76,631	—	76,631	11,098	87,729	—	—
PIMCO Funds:
Commodity RealReturn Strategy	—	121,485	—	121,485	23,275	144,760	1,487	—
Diversified Income	—	108,239	—	108,239	10,025	118,264	3,236	—
Foreign Bond (U.S. Dollar-Hedged)	—	100,706	—	100,706	4,089	104,795	1,708	—
Income	—	238,106	—	238,106	1,747	239,853	6,806	—
Investment Grade Corporate Bond	—	222,681	60,462	160,371	1,873	162,244	4,877	(1,847)
Real Return	—	537,080	4,998	532,159	45,291	577,450	3,075	77
RealEstateRealReturn Strategy	—	60,000	—	60,000	1,259	61,259	—	—
Short-Term	—	182,729	—	182,729	8,274	191,003	2,731	—
Total Return	—	817,031	6,009	811,037	23,911	834,948	21,131	15
Total	$—	$3,195,776	$152,599	$3,048,148	$203,253	$3,251,401	$54,303	$4,971

90	Allianz Multi-Strategy Funds Semiannual Report	5.31.09

AGI Solutions 2030	Market Value 12/29/2008	Purchases at Cost	Proceeds from Sales	Cost 5/31/2009	Unrealized Appreciation (Depreciation)	Market Value 5/31/2009	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
NACM Growth	$—	$89,997	$—	$89,997	$6,618	$96,615	$—	$—
NACM Income & Growth	—	141,814	—	141,814	22,211	164,025	6,816	—
NFJ Dividend Value	—	142,656	—	142,656	(8,288)	134,368	1,656	—
NFJ International Value	—	90,603	—	90,603	14,924	105,527	597	—
NFJ Small-Cap Value	—	108,008	—	108,007	4,786	112,793	—	—
OCC Growth	—	59,997	—	59,997	6,808	66,805	—	—
RCM Global Resources	—	61,645	—	61,645	13,528	75,173	—	—
Allianz Funds Multi-Strategy Trust:
RCM Disciplined Equity	—	185,996	—	185,996	31,875	217,871	—	—
RCM International Opportunities	—	123,585	—	123,585	14,198	137,783	—	—
Nicholas-Applegate Institutional Funds:
Emerging Markets	—	150,001	—	150,001	44,280	194,281	—	—
International Growth Opportunities	—	125,822	—	125,823	18,213	144,036	—	—
U.S. Emerging Growth	—	101,999	—	101,999	16,953	118,952	—	—
PIMCO Funds:
Commodity RealReturn Strategy	—	151,861	5,168	146,895	28,194	175,089	1,859	202
Diversified Income	—	131,118	—	131,118	12,145	143,263	3,920	—
Emerging Markets Bond	—	124,153	—	124,153	13,256	137,409	4,152	—
Foreign Bond (U.S. Dollar-Hedged)	—	106,809	—	106,809	4,338	111,147	1,811	—
High Yield	—	122,897	127,352	—	—	—	3,481	4,455
Investment Grade Corporate Bond	—	222,905	29,746	192,250	2,219	194,469	5,101	(909)
Real Return	—	313,787	4,997	308,869	26,287	335,156	1,788	79
RealEstateRealReturn Strategy	—	120,000	—	120,000	2,517	122,517	—	—
Total Return	—	523,517	5,005	518,527	15,287	533,814	13,517	15
Total	$—	$3,199,170	$172,268	$3,030,744	$290,349	$3,321,093	$44,698	$3,842

5.31.09	Allianz Multi-Strategy Funds Semiannual Report	91

Notes to Financial Statements  (Cont.)

May 31, 2009 (unaudited)

AGI Solutions 2040	Market Value 12/29/2008	Purchases at Cost	Proceeds from Sales	Cost 5/31/2009	Unrealized Appreciation (Depreciation)	Market Value 5/31/2009	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
NACM Growth	$—	$128,997	$—	$128,997	$9,485	$138,482	$—	$—
NACM Income & Growth	—	220,603	—	220,603	34,552	255,155	10,602	—
NFJ Dividend Value	—	257,928	5,006	252,543	(14,672)	237,871	2,932	(379)
NFJ International Value	—	181,191	—	181,191	29,847	211,038	1,194	—
NFJ Small-Cap Value	—	194,994	—	194,994	8,640	203,634	—	—
OCC Growth	—	165,004	—	165,004	18,724	183,728	—	—
RCM Global Resources	—	61,223	—	61,223	13,435	74,658	—	—
Allianz Funds Multi-Strategy Trust:
RCM Disciplined Equity	—	197,999	—	197,999	33,932	231,931	—	—
RCM International Opportunities	—	148,200	—	148,200	12,564	160,764	—	—
Nicholas-Applegate Institutional Funds:
Emerging Markets	—	186,630	—	186,630	53,415	240,045	—	—
International Growth Opportunities	—	155,991	—	155,991	22,607	178,598	—	—
U.S. Emerging Growth	—	150,002	—	150,002	24,932	174,934	—	—
PIMCO Funds:
Commodity RealReturn Strategy	—	255,634	—	255,634	44,836	300,470	2,230	—
Diversified Income	—	160,811	—	160,811	14,895	175,706	4,808	—
Emerging Markets Bond	—	186,101	5,003	181,068	19,339	200,407	6,103	(30)
High Yield	—	92,168	95,509	—	—	—	2,611	3,341
Investment Grade Corporate Bond	—	306,949	50,802	254,595	2,946	257,541	6,954	(1,552)
RealEstateRealReturn Strategy	—	135,001	—	135,001	2,832	137,833	—	—
Total	$—	$3,185,426	$156,320	$3,030,486	$332,309	$3,362,795	$37,434	$1,380

92	Allianz Multi-Strategy Funds Semiannual Report	5.31.09

AGI Solutions 2050	Market Value 12/29/2008	Purchases at Cost	Proceeds from Sales	Cost 5/31/2009	Unrealized Appreciation (Depreciation)	Market Value 5/31/2009	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
NACM Growth	$—	$128,997	$—	$128,997	$9,484	$138,481	$—	$—
NACM Income & Growth	—	220,603	—	220,603	34,552	255,155	10,602	—
NFJ Dividend Value	—	260,969	5,005	255,585	(14,849)	240,736	2,967	(379)
NFJ International Value	—	181,192	—	181,192	29,846	211,038	1,194	—
NFJ Small-Cap Value	—	194,994	—	194,994	8,640	203,634	—	—
OCC Growth	—	162,006	—	162,006	18,385	180,391	—	—
RCM Global Resources	—	61,060	—	61,060	13,400	74,460	—	—
Allianz Funds Multi-Strategy Trust:
RCM Disciplined Equity	—	215,008	—	215,008	34,623	249,631	—	—
RCM International Opportunities	—	148,200	—	148,200	12,565	160,765	—	—
Nicholas-Applegate Institutional Funds:
Emerging Markets	—	180,001	—	180,001	53,137	233,138	—	—
International Growth Opportunities	—	155,991	—	155,991	22,607	178,598	—	—
U.S. Emerging Growth	—	150,002	—	150,002	24,932	174,934	—	—
PIMCO Funds:
Commodity RealReturn Strategy	—	251,196	—	251,196	45,093	296,289	2,416	—
Diversified Income	—	170,900	—	170,900	15,256	186,156	4,904	—
Emerging Markets Bond	—	186,100	5,003	181,067	19,340	200,407	6,103	(30)
High Yield	—	61,446	63,673	—	—	—	1,740	2,227
Investment Grade Corporate Bond	—	306,945	51,451	253,922	2,938	256,860	6,949	(1,572)
RealEstateRealReturn Strategy	—	141,990	—	141,990	3,132	145,122	—	—
Total	$—	$3,177,600	$125,132	$3,052,714	$333,081	$3,385,795	$36,875	$246

AGI Solutions Growth Allocation	Market Value 12/29/2008	Purchases at Cost	Proceeds from Sales	Cost 5/31/2009	Unrealized Appreciation	Market Value 5/31/2009	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
NACM Growth	$—	$131,550	$—	$131,550	$6,059	$137,609	$—	$—
NACM Income & Growth	—	231,084	—	231,084	17,103	248,187	2,095	—
NFJ Dividend Value	—	217,240	—	217,240	18,169	235,409	—	—
NFJ International Value	—	177,286	—	177,286	33,323	210,609	—	—
NFJ Small-Cap Value	—	184,896	—	184,896	13,718	198,614	—	—
OCC Growth	—	166,896	—	166,896	11,539	178,435	—	—
RCM Global Resources	—	60,000	—	60,000	14,337	74,337	—	—
Allianz Funds Multi-Strategy Trust:
RCM Disciplined Equity	—	212,715	—	212,715	19,285	232,000	—	—
RCM International Opportunities	—	138,040	—	138,040	22,881	160,921	—	—
Nicholas-Applegate Institutional Funds:
Emerging Markets	—	194,171	—	194,171	44,547	238,718	—	—
International Growth Opportunities	—	153,694	—	153,694	27,427	181,121	—	—
U.S. Emerging Growth	—	149,606	—	149,606	20,239	169,845	—	—
PIMCO Funds:
Commodity RealReturn Strategy	—	257,100	—	257,100	48,361	305,461	—	—
Diversified Income	—	164,047	—	164,047	10,945	174,992	1,047	—
Emerging Markets Bond	—	186,262	—	186,262	11,111	197,373	1,215	—
Investment Grade Corporate Bond	—	241,366	—	241,366	9,008	250,374	1,365	—
RealEstateRealReturn Strategy	—	122,453	—	122,453	13,502	135,955	—	—
Total	$—	$2,988,406	$—	$2,988,406	$341,554	$3,329,960	$5,722	$—

5.31.09	Allianz Multi-Strategy Funds Semiannual Report	93

Notes to Financial Statements  (Cont.)

May 31, 2009 (unaudited)

AGI Solutions Retirement Income	Market Value 12/29/2008	Purchases at Cost	Proceeds from Sales	Cost 5/31/2009	Unrealized Appreciation (Depreciation)	Market Value 5/31/2009	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
NACM Income & Growth	$—	$252,115	$—	$252,115	$39,488	$291,603	$12,117	$—
NFJ Dividend Value	—	60,708	—	60,708	(3,527)	57,181	705	—
NFJ International Value	—	30,196	—	30,196	4,974	35,171	199	—
NFJ Small-Cap Value	—	47,253	—	47,253	2,502	49,755	—	—
Allianz Funds Multi-Strategy Trust:
RCM Disciplined Equity	—	60,127	—	60,127	7,548	67,675	—	—
RCM International Opportunities	—	50,291	—	50,291	7,449	57,740	—	—
Nicholas-Applegate Institutional Funds:
Emerging Markets	—	60,000	65,425	—	—	—	—	5,425
International Growth Opportunities	—	29,996	—	29,996	4,347	34,343	—	—
PIMCO Funds:
Commodity RealReturn Strategy	—	60,746	—	60,746	11,638	72,384	744	—
Diversified Income	—	61,853	—	61,853	5,729	67,582	1,849	—
Income	—	219,479	—	219,479	2,422	221,901	5,685	—
Investment Grade Corporate Bond	—	222,695	58,593	162,311	1,894	164,205	4,891	(1,791)
Real Return	—	784,500	4,997	779,577	66,348	845,924	4,502	74
RealEstateRealReturn Strategy	—	30,000	—	30,000	629	30,629	—	—
Short-Term	—	700,470	—	700,470	31,717	732,187	10,470	—
Total Return	—	509,941	6,009	503,951	14,856	518,807	13,145	19
Total	$—	$3,180,370	$135,024	$3,049,073	$198,014	$3,247,087	$54,307	$3,727

13.	SUBSEQUENT EVENT

On June 26, 2009, the Allianz NFJ Global Dividend Value Fund commenced operations and became an additional investment company within the Trust.

94	Allianz Multi-Strategy Funds Semiannual Report	5.31.09

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements

(unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment advisory agreement or sub-advisory agreement for a Fund. The agreements approved during the period covered by, and relating to funds described in, this report relate to the Allianz Global Investors Solutions Retirement Income Fund, Allianz Global Investors Solutions 2015 Fund, Allianz Global Investors Solutions 2020 Fund, Allianz Global Investors Solutions 2030 Fund, Allianz Global Investors Solutions 2040 Fund, Allianz Global Investors Solutions 2050 Fund and Allianz Global Investors Solutions Growth Allocation Fund (the “AGIS Funds”), and the Allianz NACM International Growth Fund (the “NACM Fund” and, together with the AGIS Funds, the “New Funds”), each a series of the Trust.

The Trustees met on December 10, 20081 and April 1, 20092 (the “contract review meetings”) for the specific purpose of considering whether to approve: the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) with Allianz Global Investors Fund Management LLC (the “Investment Manager”) with respect to the New Funds; the Sub-Advisory Agreement (the “AGIS Agreement”) between the Investment Manager and Allianz Global Investors Solutions LLC (“AGIS”) with respect to the AGIS Funds; and the Sub-Advisory Agreement between the Investment Manager and Nicholas-Applegate Capital Management LLC (“NACM”) with respect to the NACM Fund (the “NACM Agreement” and together with the AGIS Agreement, the “Sub-Advisory Agreements,” and, together with the Advisory Agreement, the “Agreements”). The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meetings.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the Agreements should be approved for an initial two-year period with respect to each of the New Funds.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, extent and quality of the various investment management, administrative and other services to be performed by the Investment Manager and the Sub-Advisers under the Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Lipper, Inc. (“Lipper”) on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the New Funds identified by Lipper, (ii) information on the New Funds’ management fees and other anticipated expenses and information provided by Lipper on the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Advisers, including institutional separate accounts and other clients, (iv) an estimate of the profitability to the Investment Manager and its affiliates from their relationship with the New Funds, (v) descriptions of various functions to be performed by the Investment Manager, and the Sub-Advisers for the New Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Advisers, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the New Funds.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Advisers to provide high-quality investment management and other services to the New Funds. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Advisers; the experience of key advisory personnel of the Sub-Advisers responsible for portfolio management of the New Funds; the ability of the Investment Manager and the Sub-Advisers to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Advisers; and the level of skill required to manage the New Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Advisers’ services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the New Funds; the nature, extent and quality of certain administrative services the Investment Manager would be responsible for providing to the New Funds; and conditions that might affect the ability of the Investment Manager or the Sub-Advisers to provide high-quality services to the New Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Advisers’ investment process, research capabilities and philosophy were well-suited to each New Fund given its investment objectives and policies, and that the Investment Manager and the Sub-Advisers would be able to meet any reasonably foreseeable obligations under each Agreement.

In assessing the reasonableness of the New Funds’ fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and the expected total expense ratio as a percentage of average daily net assets, and the management fees and total expense ratios of comparable funds identified by Lipper. The Trustees also noted the management fee waiver agreement and expense limitation agreements for the New Funds that would cap expenses.

In comparing the New Funds to their respective Lipper peers with respect to expenses, the Trustees noted that while the New Funds were not to be charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers. Therefore, the Trustees, at the recommendation of the Investment Manager, also considered the expected total expense ratio of each New Fund compared to the total expenses of the peer funds, recognizing that the fees for management and administrative services and other non-management fees would be subsumed within the total expense ratio.

Because the New Funds had not yet commenced operations, the Trustees did not have investment performance to compare to the New Funds’ respective peer group’s returns.

[1]	The Trustees held an organizational meeting on December 10, 2008 to approve contractual arrangements for all of the New Funds except for the Allianz Global Investors Solutions Growth Allocation Fund.
[2]	The Trustees held an organizational meeting on April 1, 2009 to approve contractual arrangements for the Allianz Global Investors Solutions Growth Allocation Fund.

5.31.09	Allianz Multi-Strategy Funds Semiannual Report	95

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements  (Cont.)

(unaudited)

To the extent possible, the Trustees considered each Fund’s management fee charged by the Investment Manager and respective Sub-Adviser to other clients, including traditional domestic funds relative to international funds and sector funds. The Trustees noted that the management fee to be paid by the NACM Fund was generally in line with the fees paid by other institutional funds managed by NACM. The Trustees also noted that because AGIS was a newly formed investment adviser and, prior to the inception of the AGIS Funds, did not have previously managed client accounts, the Trustees could not compare the fees paid by the AGIS Funds to comparable products managed by AGIS.

The Trustees also considered the estimate of the profitability of the Investment Manager and its affiliates from their investment management relationship with the New Funds.

The Trustees also took into account that, as open-end investment companies, the New Funds intend to raise additional assets, so as the assets of the New Funds grow over time, the New Funds could gain potential economies of scale by having their expenses spread over an increasing asset base, thus potentially lowering the total fund expenses as a percentage of fund assets.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager, the Sub-Advisers and their affiliates, such as reputational value derived from serving as Investment Manager and Sub-Advisers to the New Funds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided by the Investment Manager or Sub-Adviser, as the case may be.

96	Allianz Multi-Strategy Funds Semiannual Report	5.31.09

Trustees

Hans W. Kertess

Trustee, Chairman of the Board of Trustees

Paul Belica

Trustee

Robert E. Connor

Trustee

John C. Maney

Trustee

William B. Ogden, IV

Trustee

R. Peter Sullivan III

Trustee

Diana L. Taylor

Trustee

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Advisers

Allianz Global Investors Advisory GmbH

Mainzer Lanstrasse 11-13

Frankfurt-am-Main, Germany

Allianz Global Investors Solutions LLC

600 West Broadway

San Diego, CA 92101

Nicholas-Applegate Capital Management LLC

600 West Broadway

San Diego, CA 92101

RCM Capital Management LLC

4 Embarcadero Center

San Francisco, CA 94111

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, M0 64105

Trust Officers

E. Blake Moore, Jr.

President & Chief Executive Officer

Brian S. Shlissel

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Chief Legal Officer & Secretary

Lawrence G. Altadonna

Assistant Treasurer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Youse E. Guia

Chief Compliance Officer

Richard H. Kirk

Assistant Secretary

Kathleen A. Chapman

Assistant Secretary

Lagan Srivastava

Assistant Secretary

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.:

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered accounting firm, who did not express an opinion hereon.

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 426-0107 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Allianz Global Investors, the asset management subsidiary of Allianz SE, has more than $1 trillion under management for our clients worldwide.1 Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management[2]	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

1 Allianz Global Investors AG assets under management as of 3/31/09.

2 Cadence Capital Management is an independently owned investment firm.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds, the Allianz Multi-Strategy Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds, the Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your financial advisor.

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